UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

GP Strategies Corporation

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-7234		52-0845774
(Commission File Number)		(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 300, Columbia, MD	21044
(Address of principal executive offices)	(Zip Code)

(443) 367-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 15, 2021, GP Strategies Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Learning Technologies Group plc, a public limited company incorporated in England and Wales (“LTG”), Learning Technologies Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of LTG (“US Holdco”), and Gravity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of US Holdco (“Merger Sub”). The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by LTG at a price of $20.85 in cash for each share of the Company’s common stock (each, a “Share”), without interest thereon and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned, indirect subsidiary of LTG (the “Surviving Corporation”). The Company’s board of directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended that the stockholders of the Company adopt the Merger Agreement.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

each Share that is issued and outstanding immediately prior to the Effective Time (other than (i) Shares held in the treasury of the Company or owned by the Company, any subsidiary of the Company, LTG, US Holdco, Merger Sub or any other subsidiary of LTG immediately prior to the Effective Time, all of which will be canceled, and (ii) Shares held by stockholders who do not vote in favor of the Merger and who properly exercise their appraisal rights under, and comply in all respects with applicable provisions of, Delaware law) will be automatically cancelled and converted into the right to receive the Merger Consideration;

•

each restricted stock unit granted by the Company that is subject only to time-based vesting conditions and is outstanding and unvested at the Effective Time will automatically be cancelled and converted into the right to receive from the Surviving Corporation an amount of cash equal to the product of (a) the number of Shares then underlying such restricted stock unit, multiplied by (b) the Merger Consideration; and

•

each restricted stock unit granted by the Company that is subject to performance-based vesting conditions and is outstanding and unvested at the Effective Time will automatically be cancelled and converted into the right to receive from the Surviving Corporation an amount of cash equal to the product of (a) the number of Shares that vest upon a “Sale of the Company” (as defined in the GP Strategies Corporation 2021 Long-Term Incentive Program) pursuant to the terms of the grant of such restricted stock unit, multiplied by (b) the Merger Consideration.

Pursuant to the Merger Agreement, the GP Strategies Corporation 2011 Stock Incentive Plan will be terminated immediately prior the Effective Time, and participants in the GP Strategies Corporation 2011 Stock Incentive Plan will not have any rights thereunder following the Effective Time, except for the right to receive the payments described above.

Under the Merger Agreement, the Company will be subject to customary restrictions on its, its subsidiaries’, and its and their representatives’ ability to (i) solicit, initiate or knowingly encourage or facilitate the making of any alternative acquisition proposals (or any proposals or offers that would reasonably be expected to lead to alternative acquisition proposals) or any inquiries regarding alternative acquisition proposals, (ii) engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish information to third parties in connection with or for the purposes of soliciting, initiating or knowingly encouraging or facilitating, alternative acquisition proposals, (iii) approve, adopt, publicly recommend or enter into any letter of intent or similar document, agreement, commitment or agreement in principle with respect to any alternative acquisition proposal, or publicly propose to do so, (iv) take any action to make the provisions of any applicable anti-takeover statute or regulation inapplicable to a third party or any alternative acquisition proposal, or (v) otherwise cooperate with or assist or participate in any such inquiries, proposals, offers, discussions or negotiations, in each case except as otherwise permitted by the Merger Agreement (including as permitted thereby in connection with receipt of any bona fide and unsolicited written alternative acquisition proposal that did not result from a material breach of the Merger Agreement and that the Board determines in good faith is, or could reasonably be expected to result in, a “Superior Proposal” (as defined in the Merger Agreement)).

The Merger Agreement requires the Company to convene and hold a meeting of its stockholders to consider, among other things, adoption of the Merger Agreement. In addition, the Merger Agreement requires that, subject to certain exceptions, the Board recommend the adoption of the Merger Agreement by the Company’s stockholders, and prohibits the Board from (i) failing to include

2

such recommendation in the Company’s proxy statement, or removing such recommendation from such proxy statement, (ii) changing, qualifying, withholding or withdrawing such recommendation in a manner adverse to LTG or its affiliates, or authorizing or publicly proposing any such change, qualification, withholding or withdrawal of such recommendation, (iii) adopting, approving, authorizing or recommending to the Company’s stockholders any alternative acquisition proposal, or resolving or publicly proposing or announcing its intention to do so (each of the actions described in the foregoing clauses (i), (ii) and (iii), a “Board Recommendation Change”), or (iv) authorizing, causing or permitting the Company to enter into any letter of intent, memorandum of understanding, agreement, commitment or agreement in principle with respect to, or reasonably likely to lead to, an alternative acquisition proposal, in each case except as otherwise permitted by the Merger Agreement (including as permitted thereby in relation to compliance by the Board with its fiduciary duties under applicable law following the occurrence of an “Intervening Event” (as defined in the Merger Agreement), subject to the requirements and limitations set forth in the Merger Agreement). In the event that the Company receives a bona fide and unsolicited alternative acquisition proposal that did not result from a material breach of the Merger Agreement and that the Board determines in good faith is a “Superior Proposal” (as defined in the Merger Agreement), the Merger Agreement requires the Company to afford LTG the opportunity to propose revisions to the terms of the Merger Agreement so that such alternative acquisition proposal would no longer be a “Superior Proposal.” If, after considering any such revisions proposed by LTG, the Board determines in good faith that such alternative acquisition proposal would nevertheless continue to be a “Superior Proposal” and that the failure to make a Board Recommendation Change (or to cause the Company to terminate the Merger Agreement in order to enter into a definitive agreement relating to such alternative acquisition proposal) would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law, then the Merger Agreement permits the Board to, prior to obtaining the Stockholder Approval (as hereinafter defined) and subject to the requirements and limitations set forth in the Merger Agreement, make a Board Recommendation Change (or cause the Company to terminate the Merger Agreement in order to substantially concurrently enter into a definitive agreement to consummate such alternative acquisition proposal, subject to the Company’s payment of a termination fee to LTG as further described below).

The Merger Agreement contains customary representations and warranties from the Company, on the one hand, and LTG, US Holdco and Merger Sub, on the other hand. It also contains customary covenants, including covenants providing for each of the Company and LTG to use its reasonable best efforts to take all actions necessary, proper or advisable to consummate the Merger as promptly as practicable, and covenants requiring the Company, among other things, to (i) act and carry on its business consistent with the ordinary course of business of the Company during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) use commercially reasonable efforts during such period to maintain and preserve intact its business organization and advantageous business relationships and keep available the services of its employees, and (iii) not engage in specified types of actions during such period without the consent of LTG (not to be unreasonably withheld, conditioned or delayed). The Company and LTG must use their reasonable best efforts to obtain any required antitrust approvals and to cooperate in all respects in connection with the filing of a Joint Voluntary Notice with the Committee on Foreign Investment in the United States (“CFIUS”), subject to certain limitations as set forth in the Merger Agreement.

Completion of the Merger is subject to customary closing conditions, including (i) adoption of the Merger Agreement by the Company’s stockholders (the “Stockholder Approval”), (ii) the absence of governmental orders, stays, decrees, judgments or injunctions, and of statutes, rules or regulations, prohibiting the Merger, (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iv) clearance of the Merger by CFIUS, as reflected in (A) a written notice from CFIUS that the Merger does not constitute a “Covered Transaction” under relevant government regulations, (B) a written notice from CFIUS that it has concluded a review or investigation of the Merger and has concluded all action under the Defense Production Act of 1950 (the “DPA”), or (C) an announcement by the President of the United States, made within the period required by DPA, of a decision not to take any action to suspend or prohibit the Merger. In addition, the obligation of each of the Company and LTG to consummate the Merger is conditioned upon, among other things, the accuracy of the representations and warranties of the other (subject to certain materiality exceptions), and material compliance by the other with its covenants under the Merger Agreement. LTG’s obligation to consummate the Merger is also conditioned upon there not occurring after the date of the Merger Agreement any effect, development, circumstance or change that has, or would reasonably be expected to have, a “Company Material Adverse Effect” (as defined in the Merger Agreement) and upon the admission of the new ordinary shares of LTG to be issued in connection with the Share Issue (as hereinafter defined) to trading on the Alternative Investment Market operated by the London Stock Exchange (the “Share Admission”).

LTG has entered into agreements to obtain equity and debt financing for the transactions contemplated by the Merger Agreement (the “Transactions”). Subject to the terms and conditions set forth in a Multicurrency Senior Term and Revolving Facilities Agreement (the “Facility Agreement”) and related fee letters entered into with LTG, a syndicate of lenders has agreed to provide debt financing to LTG for the Transactions. Numis Securities Limited, Joh. Berenberg, Gossler & Co. KG, London Branch, and Goldman Sachs International have agreed to conduct the placing by LTG of new ordinary shares of capital stock of LTG (the “Share Issue”), subject to the terms and conditions set forth in a placing agreement entered into with LTG (the “Placing Agreement”). The Merger Agreement

3

requires LTG to use reasonable best efforts to consummate and obtain the debt and equity financing on the terms and subject only to the conditions set forth in the Placing Agreement and Facility Agreement (and related fee letters), and to use reasonable best efforts to arrange and obtain alternative financing in the event that the currently contemplated financing becomes unavailable (subject to the terms and obligations set forth in the Merger Agreement). However, neither obtaining the equity financing nor obtaining the debt financing (or any alternative financing) is a condition to closing (though the Share Admission is a condition to closing for LTG, as noted above). Under the Merger Agreement, the Company must use its reasonable best efforts to provide to LTG such cooperation as is customary and reasonably requested by LTG in connection with the equity and debt financing, subject to limitations set forth therein. The Merger Agreement requires LTG to reimburse the Company for all reasonable out-of-pocket costs and expenses incurred by the Company in connection with such cooperation, subject to the limitations set forth therein.

The Merger Agreement may, subject to its terms and conditions (and subject to certain limitations set forth therein), be terminated: (i) by mutual written consent of the Company and LTG; (ii) by either the Company or LTG, if the Merger is not consummated by December 31, 2021 (the “Outside Date”), except that such Outside Date will be extended to January 31, 2022 in the event that, on December 31, 2021, all closing conditions have been satisfied (or waived) or are capable of being satisfied, except for (A) the condition requiring clearance of the Merger by CFIUS, or (B) the condition requiring the absence of orders, stays, decrees, judgments or injunctions, and of statutes, rules or regulations, prohibiting the Merger, where the failure of such condition to be satisfied is a result of an order, stay, decree, judgment or injunction pursuant to the DPA (or otherwise in connection with CFIUS’s review of the Merger) or a statute, rule or regulation that constitutes part of or is issued under the DPA (or otherwise relates to CFIUS’s review of the Merger); (iii) by either the Company or LTG, if a nonappealable final governmental order, decree, ruling, or action permanently restrains, enjoins or otherwise prohibits the consummation of the Merger; (iv) by either the Company or LTG, if (A) the other (or, in the case termination by the Company, if US Holdco or Merger Sub) has breached any representation, warranty, covenant or agreement under the Merger Agreement (or if any representation or warranty of the other (or, in the case of termination by the Company, of US Holdco or Merger Sub) has become untrue after the date of the Merger Agreement), (B) such breach (or untruth) would cause the applicable conditions to closing relating to accuracy of representations and warranties or compliance with covenants to fail to be satisfied and (C) such breach (or untruth) is not timely cured (or is incurable); (v) by the Company, if the Placing Agreement is terminated, or if any underwriter invokes a failure of any condition to the underwriting of the Share Issue and such failure is not curable or, if curable, is not cured prior to the Outside Date; (vi) by the Company, if the completion of the Share Admission has not occurred on or before August 2, 2021; (vii) by the Company, if all conditions to LTG’s obligation to consummate the Merger are satisfied (or waived) or capable of being satisfied, the Company provides notice to LTG on or after the date on which closing should have occurred pursuant to the Merger Agreement stating that such conditions are satisfied (or waived) or capable of being satisfied and the Company is irrevocably ready, willing and able to consummate the closing, and LTG fails to consummate the Merger withing three business days after delivery of such notice (any such failure by LTG to consummate the Merger, and any of the events or circumstances described in the foregoing clauses (v) or (vi) that give rise to a right of the Company to terminate the Merger Agreement, a “Terminable Breach”); or (viii) by either the Company or LTG, if CFIUS notifies the Company or LTG that CFIUS has completed its review or investigation, has unresolved national security concerns, and intends to send a report to the President requesting the President’s decision whether to suspend or prohibit the Transactions (or has already sent such a report to the President) because it recommends suspension or prohibition or is unable to reach a decision on such a recommendation (a “CFIUS Turndown Event”).

In addition, the Merger Agreement may also be terminated (I) by LTG, if the Board (A) makes a Board Recommendation Change, or (B) fails to timely recommend against acceptance of any tender or exchange offer that constitutes an alternative acquisition proposal, (II) by LTG, if the Company materially breaches its covenants in the Merger Agreement pertaining to alternative acquisition proposals, (III) by the Company prior to receipt of the Stockholder Approval, if the Company receives an alternative acquisition proposal that constitutes a “Superior Proposal” (as defined in the Merger Agreement), the Company complies with it covenants in the Merger Agreement relating to such proposal, and, substantially concurrently with termination, the Company pays a termination fee to LTG and enters into a definitive agreement to consummate such proposal, or (IV) by LTG or the Company, if the Stockholder Approval is not obtained at the Company’s stockholder meeting at which a vote on the adoption of the Merger Agreement is held.

If the Merger Agreement is terminated by LTG or the Company based on the failure to obtain the Stockholder Approval at the Company’s stockholder meeting (as described in clause (IV) of the previous paragraph), and, prior to the date of such meeting, the Company has received a bona fide alternative acquisition proposal (or a bona fide alternative acquisition proposal has been publicly disclosed), which proposal has not been withdrawn prior to the date of such meeting, then the Company will be required to reimburse LTG for LTG’s reasonable and documented out-of-pocket third-party expenses incurred in connection with the preparation, negotiation, execution, and performance of the Merger Agreement and the Merger, up to a maximum of $1,200,000 (the “Expense Reimbursement”). If the Merger Agreement is terminated as described in any of clause (I), (II) or (III) of the previous paragraph, then the Company will be required to pay to LTG a termination fee of $12,000,000 (the “Termination Fee”). The Company will also be

4

required to pay LTG the Termination Fee if (A) the Merger Agreement is terminated (i) by either the Company or LTG based on the failure to consummate the Merger by the Outside Date (but only if, at the time of such termination, the Stockholder Approval has not been obtained), (ii) by either the Company or LTG based on the failure to obtain the Stockholder Approval at the Company’s stockholder meeting (as described in clause (IV) of the previous paragraph), or (iii) by LTG based on the Company’s breach of any representation, warranty, covenant or agreement (or based on any representation or warranty of the Company becoming untrue after the date of the Merger Agreement), (B) prior to the date of such termination (in the case of a termination based on the failure to consummate the Merger by the Outside Date or based on the Company’s breach of any representation, warranty, covenant or agreement (or any representation or warranty of the Company becoming untrue)) or the date of the Company stockholders’ meeting (in the case of a termination based on the failure to obtain the Stockholder Approval at the Company’s stockholder meeting), the Company has received a bona fide alternative acquisition proposal (or a bona fide alternative acquisition proposal has been publicly disclosed), which proposal has not been withdrawn prior to such date, and (C) within twelve months of such termination, the Company consummates any alternative acquisition proposal, or enters into a definitive agreement with respect to any alternative acquisition proposal that is thereafter consummated, in each case which alternative acquisition proposal provides for a transaction or series of transactions (1) pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) of persons would hold or become the beneficial owner of securities representing 50% or more of the total voting power or 50% or more of the equity securities of the Company (or the surviving entity of such transaction or the direct or indirect parent of the Company), or (2) that entail the acquisition or purchase of assets or businesses that account for 50% or more of the consolidated net revenues, consolidated net income, or total assets of the Company and its subsidiaries. If the Expense Reimbursement is paid to LTG in connection with any termination of the Merger Agreement, it will be credited against any Termination Fee that becomes due to LTG pursuant to the Merger Agreement. If the Company is required to pay (and actually pays) the Expense Reimbursement or the Termination Fee, receipt by LTG of the Expense Reimburse or the Termination Fee is the sole remedy of LTG, except (a) where the Expense Reimbursement (but not the Termination Fee) has been paid, the right to receive the Termination Fee (less the Expense Reimbursement) in the circumstances described above, (b) the right to recover costs of enforcing the Expense Reimbursement or Termination Fee, (c) the right to specific performance, and (d) in the case of “actual and intentional fraud” or “Willful Breach” (in each case, as defined in the Merger Agreement) by the Company.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement (including based upon, among other things, (i) a Terminable Breach, (ii) a CFIUS Turndown Event, (iii) a nonappealable final governmental order, decree, ruling, or action pursuant to any antitrust law or pursuant to the DPA (or otherwise in connection with CFIUS’s review of the Merger) that permanently restrains, enjoins or otherwise prohibits the consummation of the Merger, or (iv) failure to consummate the Merger by the Outside Date, where all conditions to LTG’s obligation to consummate the Merger are satisfied (or waived) or capable of being satisfied, except for (A) the condition requiring expiration or termination of the waiting period under the HSR Act, (B) the condition requiring clearance of the Merger by CFIUS, or (C) the condition requiring the absence of orders, stays, decrees, judgments or injunctions, and of statutes, rules or regulations, prohibiting the Merger, where the failure of such condition to be satisfied is a result of an order, stay, decree, judgment or injunction pursuant to any antitrust law or pursuant to the DPA (or otherwise in connection with CFIUS’s review of the Merger) or a statute, rule or regulation that constitutes or is issued under an antitrust law or constitutes part of or is issued under the DPA (or otherwise relates to CFIUS’s review of the Merger)), LTG will be required to pay to the Company a termination fee equal to $12,000,000, plus the Company’s reasonable and documented out-of-pocket third-party expenses incurred during fiscal year 2021 in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Merger, up to an amount equal to the lesser of (I) $5,000,000 and (II) the difference of 1% of LTG’s market capitalization as of the date of such termination minus $12,000,000. If LTG is required to pay (and actually pays) a termination fee to the Company, receipt by the Company of such fee is the sole remedy of the Company, except (a) the right to recover costs of enforcing such fee, (b) the right to specific performance (subject to the limitations set forth in the Merger Agreement), (c) the right to reimbursement and indemnification with respect to the Company’s cooperation with LTG’s financing, and (d) in the case of “actual and intentional fraud” or “Willful Breach” (in each case, as defined in the Merger Agreement) by LTG, US Holdco or Merger Sub.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of LTG, US Holdco and Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by certain documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company prior to the date of the Merger Agreement, (c) have been qualified by confidential disclosures made to LTG, US Holdco and Merger Sub in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the Company, on the one hand, and LTG, US Holdco and Merger Sub, on the other hand, rather

5

than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting and Support Agreements

On July 15, 2021, concurrently with the execution of the Merger Agreement, LTG, US Holdco and Merger Sub entered into (i) a voting and support agreement (the “Sagard Voting and Support Agreement”) with Sagard Capital Partners, L.P. (“Sagard”) and (ii) voting and support agreements (the “D&O Voting and Support Agreements”) with the directors and certain officers of the Company in their capacities as stockholders of the Company (the “Directors and Officers”, and together with Sagard, the “Covered Stockholders”), which Covered Stockholders collectively, and in the aggregate, hold voting power over approximately 24% of the outstanding Shares. The D&O Voting and Support Agreements and the Sagard Voting and Support Agreement are referred to collectively herein as the “Voting and Support Agreements”. Pursuant to the terms of the Voting and Support Agreements, each of the Covered Stockholders has agreed to vote all of its, his or her, as applicable, Shares (i) in favor of the adoption and approval of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of such Covered Stockholder contained in its Voting and Support Agreement and (iii) against any alternative acquisition proposal and against any other action, agreement or transaction involving the Company or any of its subsidiaries that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent (A) the consummation of the Merger or the other transactions contemplated by the Merger Agreement or by such Covered Stockholder’s Voting and Support Agreement, (B) the performance by the Company of its obligations under the Merger Agreement or (C) the performance by such Covered Stockholder of its obligations under its Voting and Support Agreement.

Each Voting and Support Agreement will terminate upon the earliest of (i) the Effective Time, (ii) a termination of the Merger Agreement in accordance with its terms, (iii) a Board Recommendation Change solely on account of an “Intervening Event” (as defined in the Merger Agreement), (iv) any amendment, modification, change or waiver to any provision of the Merger Agreement that (A) changes in a manner adverse to the applicable Covered Stockholder the form or amount of consideration payable with respect to the Shares that are subject to such Voting and Support Agreement or (B) materially amends or waives any other terms and conditions of the Merger Agreement in a manner adverse to the applicable Covered Stockholder, and (v) the mutual written consent of the parties to such Voting and Support Agreement.

The foregoing description of the Voting and Support Agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Sagard Voting and Support Agreement, a copy of which is filed as Exhibit 99.1 hereto and the terms of which are incorporated herein by reference, and the form of D&O Voting and Support Agreement, a copy of which is filed as Exhibit 99.2 hereto and the terms of which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On July 15, 2021, the Board adopted a proposed amendment (the “Bylaw Amendment”) to the Company’s Amended and Restated Bylaws (as amended, the “Second Amended and Restated Bylaws”), after it had determined that it was advisable and in the best interests of the Company and its stockholders to amend Article III, Section 15 of the Bylaws and to add a new Article VIII, Section 7 to the Bylaws. The Bylaw Amendment, which was effective upon adoption by the Board, designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for any stockholder to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action, suit, or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or stockholder of the Company to the Company or the Company’s stockholders or any action asserting a claim for aiding and abetting any such breach of fiduciary duty, (iii) any action, suit, or proceeding arising pursuant to any provision of the Delaware General Company Law, or the Company’s certificate of incorporation Company, or bylaws (as each may be amended from time to time), (iv) any claim as to which the Delaware General Company Law confers jurisdiction upon the Court of Chancery, or (v) any action, suit, or proceeding asserting a claim against the Company or its current or former directors, officers, employees, or stockholders governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware. In addition, the Bylaw Amendment also amended the Amended and Restated Bylaws to clarify and enhance the rights and obligations of the Company with respect to indemnification and the advancement of expenses for the Company’s directors, officers, employees and

6

agents. The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

Press Release Regarding Merger

On July 15, 2021, the Company issued a press release announcing the transaction described in Item 1.01 of this Current Report on Form 8-K. That press release is furnished herewith as Exhibit 99.3.

Additional Expenses – Fiscal Quarter ended June 30, 2021; SEC Investigation

As a result of legal and other administrative expenses incurred by the Company in connection with the transactions (including the Merger) described in Item 1.01 of this Current Report on Form 8-K and the SEC investigation described immediately below, the Company expects to report additional expenses of approximately $1.5 million in the fiscal quarter ended June 30, 2021.

In its Annual Reports on Form 10-K for the years ended December 31, 2018 and 2019, the Company disclosed material weaknesses in its internal control over financial reporting arising from the implementation of a new enterprise resource planning (“ERP”) system. These weaknesses may have resulted in certain revenue recognition issues in the financial results for the years ended December 31, 2018 and 2019.

Following the announcement of the Company’s fiscal year 2019 financial results, the SEC commenced an investigation of the Company’s revenue recognition related to certain fixed price contracts. To date, the SEC’s investigation is on-going and there is no certainty when the SEC investigation will be completed.

The material weaknesses reported for the years ended December 31, 2018 and 2019 have been remediated as of December 31, 2020, and the Company reported in its Form 10-K for the year ended December 31, 2020 that its internal control over financial reporting was effective as of December 31, 2020.

The Company has fully cooperated with the SEC, including the provision of information and analysis related to the areas of focus. Although the Company cannot predict the outcome of the SEC’s inquiry, the Company does not believe the results of the SEC investigation will have a material impact on the Company’s financial condition, results of operations, or cash flows.

Forward-Looking Statements

This filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, “expect”, “estimate”, “plan”, “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory or stockholder approvals, may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company and LTG may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) the Company and LTG may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the

7

expected time period or at all; and (10) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including, without limitation, the risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 12, 2021 and as amended April 30, 2021, and as may be revised in the Company’s future SEC filings. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this current report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. None of the Company or LTG undertakes any obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on the Company’s website at www.gpstrategies.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to GP Strategies Corporation, Secretary, 70 Corporate Center, 11000 Broken Land Parkway, Suite 300, Columbia, Maryland, 21044, telephone: (443) 367-9600.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s Form 10-K/A filed on April 30, 2021 and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction will be included in the proxy statement for proposed transaction described above when it becomes available. These documents are available free of charge at the SEC’s website at www.sec.gov and the Company’s website at www.gpstrategies.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of July 15, 2021, by and among Learning Technologies Group plc, Learning Technologies Acquisition Corporation, Gravity Merger Sub, Inc. and GP Strategies Corporation

3.1	Second Amended and Restated Bylaws of GP Strategies Corporation

99.1	Voting and Support Agreement, dated as of July 15, 2021, by and among Learning Technologies Group plc, Learning Technologies Acquisition Corporation, Gravity Merger Sub, Inc. and Sagard Capital Partners, L.P.

99.2	Form of Voting and Support Agreement by and among Learning Technologies Group plc, Learning Technologies Acquisition Corporation, Gravity Merger Sub, Inc. and directors and certain officers

99.3	Press Release issued by GP Strategies Corporation dated July 15, 2021

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

By:	/s/ James Galante
James Galante Senior Vice President, General Counsel, and Secretary

Date: July 15, 2021

9

Exhibit 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

LEARNING TECHNOLOGIES GROUP PLC,

GRAVITY MERGER SUB, INC.,

LEARNING TECHNOLOGIES ACQUISITION CORPORATION,

and

GP STRATEGIES CORPORATION

Dated as of July 15, 2021

4.5	Financing	33
4.6	Solvency	34
4.7	Litigation	35
4.8	Other Agreements or Understandings	35
4.9	Brokers	35
4.10	No Other Representations or Warranties	35
Article V Conduct of Business		36
5.1	Covenants of the Company	36
Article VI Additional Agreements		40
6.1	No Solicitation by the Company	40
6.2	New York Stock Exchange Delisting; Deregistration	44
6.3	Confidentiality; Access to Information	44
6.4	Regulatory Matters	45
6.5	Public Disclosure	49
6.6	Director and Officer Indemnification	49
6.7	Notification of Certain Matters	51
6.8	Rule 16b-3	51
6.9	Financing	51
6.10	Control of Operations	57
6.11	Security Holder Litigation	57
6.12	Preparation of Proxy Statement; Company Stockholders Meeting	58
6.13	Takeover Laws	59
6.14	Share Admission	59
6.15	Approval by Sole Stockholder of Merger Sub	59
6.16	Employee Matters	59
Article VII Conditions to Merger		62
7.1	Conditions to Each Party’s Obligation To Effect the Merger	62
7.2	Conditions to the Obligations of the Company	62
7.3	Conditions to the Obligations of Parent, US Holdco and Merger Sub	63
Article VIII Termination and Amendment		63
8.1	Termination	63
8.2	Effect of Termination	66
8.3	Termination Payment and Expenses	66
8.4	Certain VAT Matters	70
8.5	Amendment	71
8.6	Extension; Waiver	71
8.7	Procedure for Termination, Amendment, Extension or Waiver	71
Article IX Defined Terms		72
Article X Miscellaneous		86
10.1	Nonsurvival of Representations and Warranties	86
10.2	Notices	86
10.3	Entire Agreement	87
10.4	Third Party Beneficiaries	87
10.5	Assignment	88
10.6	Severability	88
10.7	Counterparts and Signature	88

10.8	Interpretation	89
10.9	Governing Law	89
10.10	Remedies	89
10.11	Submission to Jurisdiction	90
10.12	WAIVER OF JURY TRIAL	91
10.13	Disclosure Schedule	91

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Bylaws of the Surviving Corporation

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), is made and entered into as of July 15, 2021, by and among Learning Technologies Group plc, a public limited company incorporated in England and Wales (“Parent”), Learning Technologies Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“US Holdco”), Gravity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of US Holdco (“Merger Sub”), and GP Strategies Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties intend that Merger Sub, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, merge with and into the Company, with the Company continuing as the surviving corporation of such merger (the “Merger”);

WHEREAS, the Company Board has unanimously (a) determined and declared that it is in the best interests of the Company and the stockholders of the Company that the Company enter into this Agreement and consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein, (b) approved and declared the advisability of this Agreement, the Merger and the other transactions contemplated by this Agreement, (c) declared that the terms of the Merger are fair to the Company and the Company’s stockholders and (d) directed that this Agreement be submitted to Company stockholders for adoption and resolved, subject to Section 6.1, to recommend adoption of this Agreement, by such stockholders;

WHEREAS, the Parent Board has duly resolved (a) that the entry into this Agreement and consummation of the Merger, the Share Issue, the Debt Financing and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein, are most likely to promote the success of Parent for the benefit of its stockholders as a whole, and (b) to approve this Agreement, the Merger, the Equity Financing (including the Share Issue and the Placing Agreement and the transactions contemplated thereby), the Debt Financing (including the Debt Financing Documents and the transactions contemplated thereby) and the other transactions contemplated by this Agreement;

WHEREAS, the board of directors of US Holdco has approved and declared the advisability of this Agreement, the Merger and the other transactions contemplated by this Agreement;

WHEREAS, the board of directors of Merger Sub has (a) approved and declared the advisability of this Agreement, the Merger and the other transactions contemplated by this Agreement, and (b) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption and recommended that the sole stockholder of Merger Sub adopt this Agreement;

WHEREAS, concurrently with the execution of this Agreement, and as an inducement to the willingness of Parent and US Holdco to enter into this Agreement, certain stockholders of the Company who collectively hold approximately 24% of the outstanding votes of Company

Common Stock (the “Principal Stockholders”) are entering into an agreement (the “Company Voting Agreement”) with Parent pursuant to which, among other things, the Principal Stockholders have agreed, subject to the terms thereof, to vote all shares of Company Common Stock over which each has voting control in favor of adoption of this Agreement in accordance with Section 228 and Section 251(c) under the DGCL; and

WHEREAS, concurrently with the execution of this Agreement, Parent is entering into (x) the Placing Agreement pursuant to which Parent will consummate the Share Issue and (y) the Debt Financing Documents pursuant to which Parent will consummate the Debt Financing.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Parent, US Holdco, Merger Sub and the Company, intending to be legally bound, hereby agree as follows:

ARTICLE I

THE MERGER

1.1    The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall merge with and into the Company at the Effective Time.

1.2    Effective Time of the Merger. Upon the terms and subject to the satisfaction or waiver (to the extent permitted herein and by Applicable Law) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of such conditions at the Closing), as soon as practicable on the Closing Date, Parent, US Holdco, Merger Sub and the Company shall cause a certificate of merger and any other appropriate documents (in any such case, the “Certificate of Merger”) to be duly prepared, executed and acknowledged in accordance with the relevant provisions of the DGCL and filed with the Secretary of State. The Merger shall become effective upon the due filing of the Certificate of Merger with the Secretary of State or at such subsequent time and date as Parent and the Company shall agree and specify in the Certificate of Merger (the “Effective Time”).

1.3    Closing. The Closing shall take place remotely via the electronic exchange of counterpart signature pages as soon as practicable (but in any event no later than the fourth Business Day) following the day on which the last to be satisfied or waived (to the extent permitted herein and by Applicable Law) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of such conditions at the Closing) shall be satisfied or waived in accordance with this Agreement, or at such other date, time or place as the parties hereto shall agree in writing.

1.4    Effects of the Merger. At the Effective Time (a) Merger Sub shall be merged with and into the Company, the separate existence of Merger Sub shall cease, and the Company shall continue as the Surviving Corporation in the Merger, (b) the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to read as set forth on Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter further amended in accordance with its terms and the DGCL, and (c) the bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated in their entirety to read as set forth on Exhibit B, and as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter further amended in accordance with their terms, the terms of the certificate of incorporation of the Surviving Corporation, and the DGCL. The Merger shall have the effects set forth in Section 259 of the DGCL and in this Agreement.

1.5    Directors and Officers of the Surviving Corporation. As of the Effective Time, the parties hereto shall take all necessary action such that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case to hold office in accordance with the term of office set forth in certificate of incorporation and bylaws of the Surviving Corporation and until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE II

TREATMENT OF COMPANY SECURITIES

2.1    Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub, US Holdco, Parent or the holder of any shares of the capital stock of the Company or capital stock of Merger Sub:

(a)    Capital Stock of Merger Sub. Each share of the common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b)    Cancellation of Treasury Stock and Parent-Owned Stock. All shares of Company Common Stock that are held in the treasury of the Company and any shares of Company Common Stock owned by the Company, any Subsidiary of the Company, Parent, US Holdco, Merger Sub or any other Subsidiary of Parent immediately prior to the Effective Time shall be cancelled and shall cease to exist and no consideration shall be paid or delivered in exchange therefor.

(c)    Merger Consideration for Company Common Stock. Subject to Section 2.2, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled in accordance with Section 2.1(b) and (ii) any Dissenting Shares) (such shares of Company Common Stock, other than those contemplated by the foregoing clauses (i) and (ii), “Eligible Shares”) shall be automatically converted into the right to receive $20.85, without interest thereon (the “Merger Consideration”). As of the Effective Time and upon the conversion thereof, all Eligible Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a Certificate or Book-Entry Shares representing Eligible Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Section 2.1(c) in accordance with the provisions of Section 2.2.

(d)    Adjustments to Merger Consideration. The Merger Consideration shall be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring (or for which a record date is established) after the date hereof and prior to the Effective Time. Nothing in this Section 2.1(d) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision in this Agreement.

2.2    Surrender of Certificates.

(a)    Paying Agent. At or prior to the Effective Time, (i) Parent and US Holdco shall enter into an agreement (in form and substance reasonably acceptable to the Company) with the Paying Agent for the Paying Agent to act as paying agent for the Merger (the “Paying Agent Agreement”) and (ii) Parent shall, and shall cause US Holdco to, deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Eligible Shares, for payment through the Paying Agent in accordance with this Section 2.2, the Payment Fund. The Payment Fund shall not be used for any purpose other than as set forth in this Section 2.2. The Payment Fund shall be invested by the Paying Agent as directed by US Holdco; provided, however, (A) that any such investments shall be in short-term obligations of the United States with maturities of no more than 30 days or guaranteed by the United States and backed by the full faith and credit of the United States, (B) that no gain or loss thereon shall affect the amounts payable hereunder and (C) US Holdco shall take all actions necessary to ensure that the Payment Fund includes at all times cash sufficient to satisfy US Holdco’s obligation to pay the Merger Consideration under this Agreement. Any interest and other income resulting from such investments (net of any losses) shall be paid to US Holdco or the Surviving Corporation, as US Holdco directs, pursuant to Section 2.2(e). In the event the Payment Fund is diminished below the level required for the Paying Agent to make prompt cash payments as required under Section 2.2(b), including any such diminishment as a result of investment losses, Parent or US Holdco shall, or shall cause the Surviving Corporation to, immediately deposit additional cash into the Payment Fund in an amount equal to the deficiency in the amount required to make such payments.

(b)    Exchange Procedures. As promptly as practicable (and no later than the third Business Day) after the Effective Time, Parent shall cause the Paying Agent to mail or otherwise provide notice to each holder of record of Eligible Shares that are (i) represented by Certificates or (ii) Book-Entry Shares not held through the Depository Trust Company (“DTC”), advising such holders of the effectiveness of the Merger, which notice shall include (A) appropriate transmittal materials (including a letter of transmittal (the “Letter of Transmittal”)), which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 2.2(g)) or transfer of the Book-Entry Shares to the Paying Agent (which shall be deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other reasonable evidence, if any, of such surrender as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement) and shall be in such form and have such other provisions as Parent shall reasonably designate and (B) instructions for use in effecting the surrender of Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 2.2(g)) or Book-Entry Shares in exchange for the Merger Consideration. With respect to Book-Entry Shares held through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Eligible Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled pursuant to the terms of this Agreement.

(c)    Surrender of Certificates or Book-Entry Shares. Upon surrender to the Paying Agent of Eligible Shares that (i) are represented by Certificates, by physical surrender of such Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 2.2(g)) together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may customarily be required by the Paying Agent, (ii) are Book-Entry Shares not held through the DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request pursuant to the terms and conditions of the Paying Agent Agreement), in each of the foregoing clauses (i) and (ii) of this Section 2.2(c), pursuant to such materials and instructions as contemplated by Section 2.2(b), or (iii) are Book-Entry Shares held through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC and such other necessary or desirable third-party intermediaries pursuant to Section 2.2(b), the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration into which the shares represented by such Certificates or Book-Entry Shares have been converted pursuant to this Agreement (subject to any required Tax withholdings as provided in Section 2.5). In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer or stock records of the Company, any cash to be paid upon due surrender of the Certificate formerly representing such shares of Company Common Stock may be paid to such a transferee if such Certificate is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other similar Taxes have been paid or are not applicable. Payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books or ledger of the Company.

(d)    No Further Ownership Rights in Company Common Stock. From and after the Effective Time, all holders of Company Common Stock outstanding prior to the Effective Time, whether such shares were represented by Certificates or Book-Entry Shares, shall cease to have any rights as stockholders of the Company other than, subject to Applicable Law in the case of Dissenting Shares, the right to receive the Merger Consideration into which the shares represented by such Certificates or Book-Entry Shares have been converted pursuant to this Agreement at the Effective Time upon the surrender of such Certificate or Book-Entry Share in accordance with Section 2.2(c), without interest and subject to any required Tax withholdings. At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding prior to the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding prior to the Effective Time. If, after the Effective Time, any Certificates or Book-Entry Shares formerly representing shares of Company Common Stock are presented to the Surviving Corporation, Parent or the Paying Agent for any reason, such Certificates or Book-Entry Shares shall be cancelled and exchanged as provided in this Article II, subject to Applicable Law in the case of Dissenting Shares.

(e)    Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the holders of Certificates and Book-Entry Shares for one year after the Effective Time (including all interest and other income received by the Paying Agent in respect of all funds made available to it) shall be delivered to US Holdco, upon demand, and any holder of a Certificate or Book-Entry Shares who has not previously complied with this Section 2.2 shall be entitled to receive only from US Holdco or the Surviving Corporation (subject to abandoned property, escheat and other similar laws) payment of its claim for Merger Consideration, without interest.

(f)    No Liability. Subject to Applicable Law, none of Parent, US Holdco, the Company, Merger Sub or the Paying Agent shall be liable to any Person in respect of any portion of the Payment Fund or the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Subject to Applicable Law, notwithstanding any other provision of this Agreement, any portion of the Merger Consideration that remains undistributed to and unclaimed by the holders of Certificates and Book-Entry Shares as of immediately prior to the date on which such portion of the Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(g)    Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if reasonably required by the Paying Agent, the posting by such Person of a bond, in such reasonable and customary amount as the Paying Agent (or, if subsequent to the termination of the Payment Fund, US Holdco or the Surviving Corporation) may determine is reasonably necessary, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent (or if subsequent to the termination of the Payment Fund and subject to Section 2.2(e), US Holdco) shall pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented thereby pursuant to this Agreement.

2.3    Company Stock Plans.

(a)    Effective as of the Effective Time, each Company RSU that is then outstanding and unvested shall automatically be canceled and converted into the right to receive from the Surviving Corporation an amount of cash equal to the product of (i) the number of shares of Company Common Stock then underlying such Company RSU multiplied by (ii) the Merger Consideration, without any interest thereon.

(b)    Effective as of the Effective Time, each Company PSU that is then outstanding and unvested shall automatically be canceled and converted into the right to receive from the Surviving Corporation an amount of cash equal to the product of (i) the number of shares of Company Common Stock that vest upon a Sale of the Company (as defined in the Company LTIP) pursuant to the applicable Company PSU grant terms multiplied by (ii) the Merger Consideration, without any interest thereon.

(c)    Parent and US Holdco shall (i) cause the Surviving Corporation to make the payments contemplated by the foregoing Section 2.3(a) and Section 2.3(b) as promptly as practicable after the Effective Time, and in any event, as to any Person who is a holder of Company RSUs or Company PSUs, by the later of seven Business Days following each such Person’s compliance with any written instructions provided to such Person by the Company pursuant to Section 2.3(d), and seven Business Days after the Effective Time and (ii) cause the Surviving Corporation to maintain at all times from and after the Effective Time sufficient liquid funds to satisfy its obligations pursuant to Section 2.3(a) and Section 2.3(b).

(d)    As soon as practicable following the execution of this Agreement, the Company shall mail or electronically transmit to each Person who is a holder of Company RSUs or Company PSUs a letter describing the treatment of and payment for such equity awards pursuant to this Section 2.3 and providing any applicable instructions for use in obtaining payment therefor.

(e)    Prior to the Effective Time, the Company shall take all actions that are necessary (under the Company Stock Plan and award agreements pursuant to which Company RSUs and Company PSUs are outstanding or otherwise) to (i) effect the measures contemplated by this Section 2.3, including but not limited to the adoption of any plan amendments, obtaining the approval of the Company Board, obtaining any necessary employee consents or providing any necessary employee notices and (ii) cause there to be no rights to acquire Company Common Stock following the Effective Time.

(f)    The Company shall take all actions necessary to terminate the Company Stock Plan effective as of immediately prior to the Effective Time, and to provide that following the Effective Time, no participant in the Company Stock Plan shall have any right under the Company Stock Plan other than the right to receive the payments in accordance with the terms of this Section 2.3. Parent and US Holdco shall cause the Surviving Corporation to, subject to Section 2.5, pay through its payroll system the amounts due pursuant to Section 2.3(a) and Section 2.3(b).

2.4    Dissenting Shares.

(a)    Notwithstanding anything to the contrary contained in this Agreement, Dissenting Shares shall not be converted into or represent the right to receive the Merger Consideration in accordance with Section 2.1, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 under the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder’s right to appraisal under the DGCL.

(b)    If any Dissenting Shares shall lose their status as such (by the holder thereof effectively withdrawing, failing to perfect, or otherwise losing such holder’s appraisal rights under the DGCL with respect to such shares), then, as of the later of the Effective Time or the date of loss of such status, such shares shall thereupon be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.1, without interest, and shall not thereafter be deemed to be Dissenting Shares.

(c)    The Company shall give Parent: (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand; and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its prior written consent to such payment or settlement offer.

2.5    Withholding Rights. Each of the Company, the Surviving Corporation, Parent, US Holdco, Merger Sub and the Paying Agent (without duplication) shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement, any amounts it is required to deduct or withhold with respect to the making of such payment under applicable federal, state, local or foreign Tax law. To the extent that any amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Reports filed or furnished on or after January 1, 2020 and one Business Day prior to the date of this Agreement (excluding any risk factor disclosures contained under the heading “Risk Factors” or any disclosure of risks included or referenced under the heading “Forward-Looking Statements” sections in such filings or similar forward-looking statements of risks contained therein that are both non-specific, predictive and cautionary in nature); provided that no such disclosure shall be deemed to modify or qualify the representations and warranties made in Sections 3.1, 3.2, 3.3, 3.4, 3.21, 3.22 or 3.23, unless such representation or warranty includes an explicit reference that information has been “made available” to Parent; or (b) as disclosed in the Company Disclosure Schedule, subject to Section 10.13, the Company hereby represents and warrants to Parent, US Holdco and Merger Sub as follows:

3.1    Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has publicly filed complete and correct copies of its certificate of incorporation and bylaws, as amended through the date of this Agreement, which are in full force and effect. The Company is not in violation of any such organizational documents in any material respect. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so qualified or in good standing, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

3.2    Capitalization.

(a)    The authorized capital stock of the Company consists of 35,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). The Company Common Stock and the Company Preferred Stock are entitled to the rights and privileges set forth in the Company’s certificate of incorporation. As of the Capitalization Date, (i) 17,492,023 shares of Company Common Stock were outstanding, (ii) Company RSUs and Company PSUs representing 1,385,823 underlying equivalent shares of Company Common Stock were issued and outstanding, and (iii) no shares of Company Preferred Stock were issued or outstanding.

(b)    Section 3.2(b) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the Capitalization Date, of all Company Stock Plans, indicating for each Company Stock Plan, as of such date, (i) the number of shares of Company Common Stock issued under such Company Stock Plan, (ii) the number of shares of Company Common Stock reserved for future issuance under such Company Stock Plan, (iii) the aggregate number of shares of Company Common Stock that are subject to outstanding Company RSUs and (iv) and the aggregate number of shares of Company Common Stock that are subject to outstanding Company PSUs (assuming (A) target performance and (B) maximum performance levels). The Company has made available to Parent complete and accurate copies of (A) the Company Stock Plans, (B) forms of agreements evidencing Company RSUs and Company PSUs and (C) all forms of agreements evidencing any other equity or equity-linked award or compensation arrangement. As of the date hereof, there are no shares of Company Common Stock subject to outstanding stock options under any Company Stock Plan.

(c)    Except as set forth in this Section 3.2(c) and Section 3.2(b) of the Company Disclosure Schedule and for changes since the Capitalization Date resulting from the settlement of Company RSUs or Company PSUs outstanding on such date, (i) there are no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights or agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right or agreement. Except for the Company RSUs or Company PSUs, the Company does not have any outstanding stock options, stock appreciation rights, phantom stock, stock units or similar rights or obligations. Except as set forth in Section 3.2(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or is bound by any agreement with respect to the voting (including proxies) or sale or transfer of any shares of capital stock or other equity interests of the Company. Except as described in Section 3.2(b) or Section 3.2(c) of the Company Disclosure Schedule, and except to the extent arising pursuant to applicable state takeover or similar laws, there are no registration rights, and there is no rights agreement, “poison pill” anti-takeover plan or other similar agreement to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company.

(d)    All outstanding shares of Company Common Stock are, and all shares of Company Common Stock subject to issuance as specified in Section 3.2(b) of the Company Disclosure Schedule, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company’s certificate of incorporation or bylaws or any agreement to which the Company is a party or is otherwise bound.

(e)    There are no obligations, contingent or otherwise, of the Company or any of its non-wholly owned Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock.

(f)    There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

3.3    Subsidiaries.

(a)    Section 3.3(a) of the Company Disclosure Schedule sets forth a true and complete list of each Subsidiary of the Company, including its jurisdiction of incorporation or formation. Each Subsidiary of the Company has been duly organized, is validly existing and in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization, and has all organizational power and authority required to carry on its business as now conducted, except for any failure to be so organized, existing and in good standing as, and to have power and authority as, the absence of which, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had, and is not reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)    Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, all of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company (the “Company Subsidiary Securities”) is owned by the Company, directly or indirectly, free and clear of all Liens, other than Permitted Liens and Liens arising under the Columbus Credit Facility. As of the date hereof, there were no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights, in each case issued by the Company or any Subsidiary, that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company. Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

(c)    Section 3.3(c) of the Company Disclosure Schedule sets forth (i) the name of each corporation, partnership, limited liability company or other entity (other than Subsidiaries) in which the Company or any Subsidiary holds a direct or indirect equity, profit, voting or other interest (“Joint Venture Affiliate”), (ii) a description of the equity or other ownership interests in each such Joint Venture Affiliate and (iii) the name of each immediate owner of such interests and its percentage interest. The interest of the Company in each Joint Venture Affiliate is owned by the Company, directly or indirectly, free and clear of all Liens.

(d)    The Company has made available to Parent complete and correct copies of the certificate or articles of incorporation, formation, organization or association (or equivalent document) and bylaws or operating agreement (or equivalent document) for each of its Subsidiaries and each Joint Venture Affiliate, as amended through the date of this Agreement, which organizational documents are in full force and effect. None of the Company’s Subsidiaries is in violation of its organizational documents in any material respect.

3.4    Authority; No Conflict; Required Filings and Consents.

(a)    The Company has all requisite corporate power and authority to execute and deliver this Agreement, perform its obligations hereunder and, subject to the receipt of the Company Stockholder Approval, consummate the Merger. The Company Board, at a meeting duly called and held, by the unanimous vote of all directors, duly adopted resolutions (i) determining and declaring that it is in the best interests of the Company and the stockholders of the Company that the Company enter into this Agreement and consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein, (ii) approving and declaring the advisability of this Agreement, the Merger and the other transactions contemplated by this Agreement, (iii) declaring that the terms of the Merger are fair to the Company and the Company’s stockholders and (iv) directing that this Agreement be submitted to Company stockholders for their adoption, and subject to Section 6.1, recommending adoption of this Agreement by such Company stockholders (such recommendation, the “Company Board Recommendation”). The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no other corporate or stockholder proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement subject, in the case of consummation of the Merger, to receipt of the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent, US Holdco and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).

(b)    The execution and delivery of this Agreement by the Company do not, and (subject to the receipt of the Company Stockholder Approval) the consummation by the Company of the Transactions shall not, (i) conflict with, or result in any violation or breach of, any provision of the certificate of incorporation or bylaws of the Company, (ii) except as set forth in Section 3.4(b) of the Company Disclosure Schedule, conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit to which the Company or any of its Subsidiaries is entitled) under, or require a consent or waiver under, any of the terms, conditions or provisions of any agreement or other instrument binding upon the Company or any of its Subsidiaries or any of their respective properties or assets, (iii) subject to compliance with the requirements specified in clauses (i) through (ix) of Section 3.4(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their respective properties or assets, or any other Applicable Law, or (iv) result in the creation or imposition of any Lien (other than a Permitted Lien) on any asset or property of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) of this Section 3.4(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, would not reasonably be expected to have, a Company Material Adverse Effect.

(c)    No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity or any stock market or stock exchange on which shares of Company Common Stock are listed for trading is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except for (i) the pre-merger notification requirements under the HSR Act and any requirements under other applicable Antitrust Laws, (ii) the filing of the Certificate of Merger with the Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) the filing of the Proxy Statement with the SEC in accordance with the Exchange Act, (iv) the filing of such other reports, schedules or materials under the Exchange Act as may be required in connection with this Agreement and the Transactions, (v) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws and the rules and regulations of the New York Stock Exchange, (vi) the CFIUS Clearance, (vii) the DCSA Approval, (viii) notices to be delivered pursuant to Sections 122.4(a) and 122.4(b) of the ITAR, and (ix) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings which, if not obtained or made, would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(d)    The only affirmative vote or written consent of holders of any class or series of capital stock of the Company necessary to consummate the Merger is the Company Stockholder Approval.

3.5    SEC Filings; Financial Statements; Information Provided.

(a)    The Company has filed or furnished all registration statements, forms, reports and other documents required to be filed or furnished by the Company with the SEC since January 1, 2018 (the “Lookback Date”). All such registration statements, forms, reports and other documents, as such documents have been amended since the time of their filing or furnishing (including exhibits and all other information incorporated therein and those registration statements, forms, reports and other documents that the Company may file or furnish after the date hereof until the Closing) are referred to herein as the “Company SEC Reports.” As of their respective filing dates or, if amended, as of the date of such last amendment, the Company SEC Reports (i) were, and the Company SEC Reports filed or furnished after the date hereof will be, filed or furnished on a timely basis, (ii) complied, and with respect to the Company SEC Reports filed or furnished after the date hereof will comply, as to form in all material respects with the requirements of the Securities Act and the Exchange Act applicable to such Company SEC Reports and (iii) did not, and the Company SEC Reports filed or furnished after the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments received from the SEC with respect to the Company SEC Reports. To the Company’s Knowledge, as of the date hereof, the Company has not received any written notification that any of the Company SEC Reports is the subject of any material ongoing SEC investigation. None of the Company’s Subsidiaries is required to file with or furnish to the SEC any forms, reports or other documents or is otherwise subject to any reporting obligation under Section 13 or 15(d) of the Exchange Act.

(b)    Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in or incorporated by reference into the Company SEC Reports at the time filed (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments.

(c)    Subject to the following sentence, (i) the Proxy Statement, on the date it is first mailed to holders of shares of Company Common Stock and at the time of the Company Stockholders Meeting, and if amended or supplemented, at the time of any amendment or supplement thereto, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they shall be made, not misleading and (ii) the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act applicable thereto. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements included or incorporated by reference in the Proxy Statement based on any information supplied by or on behalf of Parent, US Holdco or Merger Sub or which relates to Parent, US Holdco or Merger Sub and is approved by Parent, US Holdco or Merger Sub for inclusion or incorporation by reference therein.

(d)    The Company is in compliance in all material respects with the applicable rules and regulations of the Sarbanes-Oxley Act. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC was accompanied by any certifications required to be filed or submitted by the Company’s principal executive officer and principal financial officer pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, any such certification complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(e)    The Company has established and maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. The Company has designed such disclosure controls and procedures to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that all such information is accumulated and communicated to the Company’s management or persons performing similar functions, as appropriate to allow timely decisions regarding disclosure and to make the certifications required pursuant to Section 302 and 906 of the Sarbanes Oxley Act. The Company is in compliance in all material respects with the applicable listing and other rules and regulations of the New York Stock Exchange.

(f)    The Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act.

(g)    Since the Lookback Date, (i) none of the Company, any of its Subsidiaries or any of their respective Representatives have received any bona fide complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or any of their respective internal accounting controls, including any bona fide complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices; and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed thereby, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company, any of its Subsidiaries or any of their respective Representatives to the Company Board or any committee thereof or to the Company’s chief legal officer or chief executive officer.

(h)    The information supplied or to be supplied by or on behalf of the Company, or which relates to the Company and the text of the disclosure thereof is specifically approved in writing by the Company (including via email), for inclusion in any Parent Announcement, and at the time such Parent Announcement in its final form is first published such Parent Announcement shall not contain any untrue statement of a material fact or omit to state any material fact required to make the statements therein, in light of the circumstances in which they shall be made, not misleading.

(i)    Each individual identified in the definition of “Company’s Knowledge” has read the final form of the Parent Announcements and, to the Company’s Knowledge, the factual information relating to the Company contained in such final form of such Parent Announcements is true and correct in all material respects.

(j)    Except as disclosed in Section 3.5(j) of the Company Disclosure Schedule, none of the Company, the Company Board or the audit committee of the Company Board is aware of, and since the Lookback Date, none of the Company, the Company Board, the audit committee of the Company Board or the Company’s independent accountants have received any written notification of, any (i) “significant deficiency” in the internal controls over financial reporting of the Company, (ii) “material weakness” in the internal controls over financial reporting of the Company or (iii) fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company.

(k)    Except for such items that are of the type to be set forth in the notes to the consolidated financial statements of the Company, the Company is not a party to any material “off-balance sheet arrangements” of the type described in Instruction 8 to Item 303(b) of Regulation S-K of the SEC.

(l)    Since the Lookback Date, neither the Company nor any of its Subsidiaries has entered into any transaction, or series of transactions, agreements, arrangements or understandings, and there are no proposed transactions as of the date of this Agreement, that would be subject to disclosure pursuant to Item 404 of Regulation S-K that has not been disclosed in the Company SEC Reports.

(m)    Prior to the date of this Agreement, the Company has delivered or made available to Parent correct and complete copies of all comment letters from the SEC since the Lookback Date through the date of this Agreement with respect to any of the Company SEC Reports, together with all written responses of the Company thereto. There are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the Company SEC Reports, and, to the Company’s Knowledge, none of the Company SEC Reports is subject to ongoing SEC review or investigation.

3.6    No Undisclosed Liabilities. The Company and its Subsidiaries do not have any liabilities or obligations of any nature, whether or not required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, except (a) as disclosed in the Company Balance Sheet or in the notes thereto, (b) liabilities incurred in the Ordinary Course of Business since the date of the Company Balance Sheet, (c) liabilities incurred in connection with this Agreement and the Transactions and (d) liabilities that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

3.7    Absence of Certain Changes or Events. Since the date of the Company Balance Sheet until the date of this Agreement, there has not been a Company Material Adverse Effect, nor has there been any effect, development, circumstance or change that would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect. From the date of the Company Balance Sheet until the date of this Agreement, except as contemplated hereby, (a) the business of the Company and its Subsidiaries, taken as a whole, has been conducted in the Ordinary Course of Business and (b) except as disclosed on Section 3.7(b) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries has taken any action that would have required the consent of Parent under Section 5.1 of this Agreement had such event, development, circumstance or change occurred during the Pre-Closing Period.

3.8    Taxes. Except for matters that, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:

(a)    The Company and each of its Subsidiaries has filed (or there has been filed on its behalf) all Tax Returns that it was required to file, and all such Tax Returns were correct and complete. The Company and each of its Subsidiaries has paid (or caused to be paid) on a timely basis all Taxes due and owing by the Company or its Subsidiaries, other than Taxes that are being contested in good faith through appropriate proceedings and for which the most recent financial statements contained in the Company SEC Reports reflect an adequate reserve in accordance with GAAP.

(b)    The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of their most recent consolidated financial statements, materially exceed the reserve or accrual for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the face of such consolidated financial statements (rather than in any notes thereto). Since the date of the Company Balance Sheet, the Company and its Subsidiaries have not incurred any material liability for Taxes other than in the Ordinary Course of Business.

(c)    Except as disclosed in Section 3.8(c) of the Company Disclosure Schedule, as of the date of this Agreement, no examination, audit or other Proceeding with respect to any Tax Return of the Company or any of its Subsidiaries by any Governmental Entity is currently in progress or has been proposed in writing. There are no Liens (other than Permitted Liens) for Taxes on any of the assets or properties of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes or agreed to or is the beneficiary of any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. No power of attorney that would be in force after the Effective Time has been granted by the Company or any of its Subsidiaries with respect to Taxes.

(d)    No deficiency for any amount of Tax has been asserted or assessed by any Governmental Entity in writing (or, to the Company’s Knowledge, has been threatened or proposed) against the Company or any of its Subsidiaries for any taxable period for which the period of assessment or collection remains open, except for deficiencies that have been satisfied by payment in full, settled or withdrawn.

(e)    There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements with respect to the Company or any of its Subsidiaries that will remain in effect or apply for any period after the Effective Time.

(f)    The Company and its Subsidiaries have complied in all material respects with Applicable Laws for the withholding of Taxes and have timely withheld and paid over to the appropriate Taxing Authority all material amounts of Taxes required to be withheld and paid over.

(g)    Since the Lookback Date, neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 or Section 361 of the Code (or any similar provision of state, local or foreign Tax law).

(h)    Neither the Company nor any of its Subsidiaries has any liability for any Taxes of any Person (other than the Company and its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of Tax law in any jurisdiction) or as a transferee or successor, or (ii) pursuant to any Tax sharing or Tax indemnification agreement or other similar agreement (other than pursuant to commercial agreements or arrangements that are not primarily related to Taxes). Neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company).

(i)    No claim has been made in writing by any Taxing Authority in a jurisdiction where the Company or the Company’s Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(j)    Neither the Company nor any of its Subsidiaries has entered into any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(k)    The Company is not, and for the past five years has not been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(l)    Except as set forth in Section 3.8(l) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of the Code or applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

3.9    Real Property; Title to Assets.

(a)    The Company or one of its Subsidiaries has good and valid leasehold interest in all material respects in the leasehold estate for all real property leased, subleased or similarly occupied by the Company or any of its Subsidiaries (the “Company Leased Property”), free and clear of any Liens (other than Permitted Liens and Liens arising under the Columbus Credit Facility). Except as set forth in Section 3.9(a) of the Company Disclosure Schedule, there is no default under any Company Lease either by the Company or its Subsidiaries or, to the Company’s Knowledge, by any other party thereto, and no event, development, circumstance or change has occurred that, with the lapse of time or the giving of notice or both, would constitute a default by the Company or the Subsidiaries thereunder except for such defaults, individually or in the aggregate, that are not reasonably expected to have a Company Material Adverse Effect.

(b)    Section 3.9(b) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date of this Agreement of all real property that the Company or any of its Subsidiaries owns (the “Company Owned Property”). Except as set forth in Section 3.9(b) of the Company Disclosure Schedule, either the Company or one of its wholly-owned Subsidiaries owns valid and marketable title in fee simple to the Company Owned Property, insurable by a recognized national title insurance company at standard rates, free and clear of any Liens, other than Permitted Liens and Liens arising under the Columbus Credit Facility.

(c)    Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries own, and have good and valid title to, all tangible assets reflected on the Company Balance Sheet (except for tangible assets sold, used or disposed of in the Ordinary Course of Business since the date of the Company Balance Sheet), free and clear of any Lien (other than Permitted Liens and Liens under the Columbus Credit Facility).

3.10    Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries are, and since the Lookback Date, have been continuously insured with recognized insurers or is (or has been) self-insured, in each case, in such amounts and with respect to such risks and losses as are required by Applicable Law and any Company Material Contract and as are customary for similarly sized companies operating in the Company’s industry, (ii) since the Lookback Date, none of the Company or any of its Subsidiaries has received any written communication notifying it of any (a) cancellation or invalidation of any insurance policy held by it, (b) refusal of any coverage or rejection of any material claim under any insurance policy held by it or (c) material adjustment in the amount of the premiums payable with respect to any material insurance policy held by it and (iii) there is no pending material claim by the Company or any of its Subsidiaries against any insurance carrier under any insurance policy held by the Company or any of its Subsidiaries.

3.11    Intellectual Property.

(a)    The Company and its Subsidiaries own, license or sublicense legally enforceable rights to use (free and clear of all Liens except for Permitted Liens and Liens under the Columbus Credit Facility) all Intellectual Property used or held for use by the Company and its Subsidiaries in the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted (in each case excluding generally commercially available, off-the-shelf Software).

(b)    All issued patents and registrations for trademarks, service marks and copyrights and pending applications therefor included in the Company Intellectual Property are subsisting and have not expired or been cancelled, except for such failures to subsist or such expirations or cancellations that, individually or in the aggregate, are not reasonably expected to have a Company Material Adverse Effect.

(c)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted and as conducted in the past three years, does not infringe, violate or constitute a misappropriation of, and has not infringed, violated or constituted a misappropriation of, any Intellectual Property of any third party.

(d)    To the Company’s Knowledge, no third party is infringing, violating or misappropriating any material Company Intellectual Property.

(e)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, none of the Software owned, developed or currently being developed by the Company or any of its Subsidiaries (“Company Software”) is developed, used, distributed or modified using any software licensed under any open source software license in a manner or relation which: (x) restricts or constrains the use of the Company Software so that the current or intended use of the Company Software breaches the license, (y) has or would violate any applicable open source license, or (z) has or would require any disclosure, licensing or distribution of the source code of any Company Software to any Person.

(f)    The Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of their Trade Secrets, confidential know-how and other confidential Intellectual Property, and to the Company’s Knowledge, there have been no acts or omissions, the result of which would be to encumber or hinder the rights of the Company or any of its Subsidiaries to enforce appropriate legal protection of any material Intellectual Property owned or held for use by the Company or its Subsidiaries.

(g)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, each employee, contractor or other Person responsible for developing any Intellectual Property or technology for the Company or any of its Subsidiaries has entered into a valid written agreement whereby such employee, contractor or other Person assigns all right, title and interest in and to such technology and Intellectual Property to the Company or its respective Subsidiary.

(h)    The Company and its Subsidiaries have established policies, programs and procedures with respect to the collection, use, processing, storage and transfer of personally identifiable information relating to individuals in connection with the business. Since the Lookback Date, the Company and its Subsidiaries have complied with all laws and contractual obligations and written privacy policies of the Company applicable to the Company or any of its Subsidiaries and related to the privacy of, and the collection, use, disclosure, security and protection of, personally identifiable information, except for any failures to comply that, individually or in the aggregate, are not reasonably expected to have a Company Material Adverse Effect. To the Company’s Knowledge, neither the Company nor any of its Subsidiaries have been subject to any action or investigation by a Governmental Entity regarding its compliance with the foregoing since the Lookback Date.

3.12    Information Technology. To the Company’s Knowledge, since the Lookback Date through the date of this Agreement, neither the Company nor any of its Subsidiaries have experienced any disruption to, or interruption in, the conduct of the business attributable to a defect, bug, breakdown, unauthorized access, introduction of a virus or other malicious programming, or other failure or deficiency on the part of any computer software or computer equipment of the IT Assets used by the Company or its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.13    Contracts.

(a)    Section 3.13 of the Company Disclosure Schedule lists, as of the date of this Agreement, each of the following types of contracts to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound (excluding any contract with no outstanding material obligations):

(i)    any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii)    any contract that would reasonably be expected to involve payments by the Company or any of its Subsidiaries in excess of $1,000,000 during the 12-month period following the date of this Agreement that is not terminable by the Company or such Subsidiary upon less than 90 days’ notice without penalty or liabilities to the Company or such Subsidiary;

(iii)    any agreement relating to indebtedness for borrowed money of the Company or any of its Subsidiaries or a guarantee of any such indebtedness by the Company or any of its Subsidiaries;

(iv)    any contract relating to any obligation to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or any warrants, rights or options to acquire such capital stock;

(v)    any contract that prohibits the payment of dividends or distributions in respect of capital stock, pledging of capital stock or issuance of guarantees;

(vi)    any stockholders, investors’ rights, registration rights or similar agreement or arrangement;

(vii)    any employment, deferred compensation, severance, separation, bonus, retention, retirement, change in control, or other similar contract or plan involving actual or anticipated consideration in excess of $250,000 in the 12-month period following the date of this Agreement or which may not be terminated by the Company or such Subsidiary upon 30 days or less advance notice and without payment of any penalty or severance (except for statutory severance);

(viii)    any Collective Bargaining Agreement;

(ix)    any consulting agreement, temporary employee agreement, outsourcing agreement, independent contractor or worker agreement, or any other contract for consulting or independent contractor services with any individual independent contractor, worker or consultant, whether doing business as an entity or not, involving actual or anticipated consideration in respect of any individual in excess of $200,000 in the 12-month period following the date of this Agreement;

(x)    any staffing agreement or any other agreement whereby the Company or any of its Subsidiaries retains the services of any staffing agency or professional employer organization and under which the Company or any of its Subsidiaries is obligated to pay such staffing agency or professional employer organization more than $500,000 in the 12-month period following the date of this Agreement;

(xi)    any contract the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the consummation of the Merger or the other Transactions or the value of any benefits of which will be calculated on the basis of any of the Transactions;

(xii)    any contract that grants a right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries;

(xiii)    any contract or series of contracts that provides for the acquisition or disposition of any material business (whether by merger, sale of stock, sale of assets or otherwise) entered into since the Lookback Date or with any outstanding material obligations (including indemnification or payment of any earnout or other contingent consideration but excluding confidentiality obligations) of the Company or any of its Subsidiaries;

(xiv)    any material joint venture, partnership or limited liability company agreement or other similar contract;

(xv)    any lease agreement providing for annual rent payable in excess of $500,000 or that is otherwise material to the Company and its Subsidiaries, taken as a whole;

(xvi)    any contract pursuant to which the Company or any of its Subsidiaries (A) has granted any other Person the right to exploit any Intellectual Property rights other than (I) non-exclusive licenses granted to customers in the Ordinary Course of Business, or (II) assignments of custom developments granted under contracts entered into with customers in the Ordinary Course of Business or (B) has received from any other Person the right to exploit any Intellectual Property rights that are being used in, or are necessary for, the conduct of the Company’s and its Subsidiaries’ businesses, other than (I) contracts concerning less than $250,000 per year or (II) contracts for generally commercially available, off-the-shelf Software entered into in the Ordinary Course of Business;

(xvii)    any contract relating to the settlement of any Proceeding other than settlement agreements providing for the payment of cash only, which payments have been paid and do not exceed $250,000;

(xviii)    any Government Contract involving payments to the Company in excess of $1,000,000 during the 12-month period following the date of this Agreement, or teaming agreement, strategic alliance agreement, basic ordering agreement or similar arrangement relating to such a Government Contract, in each case, for which the period of performance has not yet expired or been terminated, for which final payment has not yet been received or which remains subject to audit;

(xix)    any contract obligating the Company or any of its Subsidiaries to purchase or otherwise obtain any product or service exclusively from any Person or sell any product or service exclusively to any Person;

(xx)    any contract containing any covenant limiting or prohibiting the right of the Company or any of its Subsidiaries to (A) engage in any line of business or conduct business in any geographic area, (B) distribute or offer any products or services, (C) compete with any other Person in any line of business or in any geographic area or (D) levying a fine, charge or other payment for doing any of the foregoing;

(xxi)    any contract with (A) an Affiliate (other than any of the Company’s Subsidiaries), director, manager or officer of the Company or any of its Subsidiaries or (B) any Affiliate of, or any “associate” or any member of the “immediate family” (as such terms are defined in Rule 12b-2 and 16a-1 under the Exchange Act) of, any such Affiliate, director, manager or officer; and

(xxii)    any contract that obligates the Company or any Subsidiary to make any loans, advances or capital contributions to, or investments in excess of $50,000 in, any Person (other than the Company or any of its Subsidiaries).

All contracts of the types referred to in clauses (i) through (xxii) above (whether or not set forth on Section 3.13 of the Company Disclosure Schedule) are referred to herein as a “Company Material Contract.” Prior to the date of this Agreement, and subject to the terms and restrictions of this Agreement regarding the provision of materials and information by the Company to Parent, the Company has made available to Parent true, complete and correct copies of each Company Material Contract (including all exhibits and schedules thereto).

(b)    Except as, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) each Company Material Contract is in full force and effect except to the extent it has previously expired in accordance with its terms, (ii) neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party to any Company Material Contract is in violation of or in default under (nor does there exist any condition or circumstance which, upon the passage of time or the giving of notice or both, would cause such a violation or breach of or default under) any Company Material Contract, and (iii) each Company Material Contract is a valid and binding obligation of the Company its Subsidiary, as applicable, and, to the Company’s Knowledge, of each other party thereto, subject to the Bankruptcy and Equity Exception.

(c)    Neither the Company nor any of its Subsidiaries has received any written notice or other written communication asserting any actual or alleged material violation or material breach of, or material default under, any Company Material Contract by the Company or any of its Subsidiaries, except for any such actual or alleged violation, breach or default (or assertion thereof) that has been resolved in full. To the Company’s Knowledge, as of the date of this Agreement, (A) no party to any Company Material Contract has given the Company or any of its Subsidiaries written notice of its intention to cancel, terminate or suspend performance under any Company Material Contract, and (B) there are no unresolved disputes between the Company or any of its Subsidiaries, on the one hand, and any counterparty to any Company Material Contract, on the other hand, with respect to such Company Material Contract that would reasonably be expected to result in a liability that is material to the Company and its Subsidiaries, taken as a whole.

3.14    Government Contracts. Except as, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:

(a)    No Government Contract or Government Bid is currently the subject of bid or award protest proceedings;

(b)    The Company and its Subsidiaries are in compliance with the terms and conditions of each such Government Contract or Government Bid, as applicable, including all clauses, provisions, and requirements incorporated expressly by reference or by operation of law therein;

(c)    No event has occurred which would result in a breach or violation by the Company or any of its Subsidiaries of any Applicable Law, representation, certification, disclosure, clause, provision, or requirement pertaining to any such Government Contract or Government Bid;

(d)    Since the Lookback Date, neither the Company nor any of its Subsidiaries has made or been required to make any mandatory or voluntary disclosure to any Governmental Entity or higher-tier contractor with respect to any alleged irregularity, misstatement, omission, fraud, or price mischarging, or other violation of Applicable Law, arising under or relating to a Government Contract or Government Bid;

(e)    Since the Lookback Date, neither the Company nor any of its Subsidiaries has received any written notice of termination for default, cure notice, letter of concern, show cause notice, or other similar notice pertaining to the performance of a Government Contract;

(f)    Since the Lookback Date, all invoices and claims for payment submitted by or on behalf of the Company or its Subsidiaries in connection with a Government Contract were current, complete, and accurate as of their submission date;

(g)    Since the Lookback Date, all certified cost or pricing data and all data submitted by or on behalf of the Company or its Subsidiaries in connection with a Government Contract or Government Bid was current, complete, and accurate as of their submission date;

(h)    The Company and its Subsidiaries hold all required facility and personnel security clearances necessary to perform the Government Contracts, and set forth on Section 3.14(h) of the Company Disclosure Schedule is a list of all facility security clearances held by the Company and its Subsidiaries;

(i)    The Company and each of its Subsidiaries is in compliance with all security measures required by any Government Contract, Applicable Laws and applicable U.S. national security obligations, including but not limited to the terms of any facility and personnel security clearances, the NISPOM and the SCA, and, to the Company’s Knowledge, there are no facts or circumstances that would reasonably be expected to result in the suspension or termination of any facility or personnel clearances used in the operation of the Company and its Subsidiaries’ businesses or that would reasonably be expected to render the Company or any of its Subsidiaries ineligible for such security clearances in the future; and

(j)    Neither the Company, its Subsidiaries, nor any of their respective directors, officers, or employees is, has been or, to the Company’s Knowledge, is threatened with being (i) debarred, suspended, or proposed for debarment or suspension, from participation in or the award of Government Contracts, or (ii) under audit, indictment, or administrative, civil or criminal investigation, or the subject of any actual “whistleblower” or qui tam lawsuit, in each case with respect to any alleged act or omission arising under or relating to any Government Contract.

3.15    Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation whether civil, criminal, administrative or investigative (each, a “Proceeding”) pending and of which the Company has been notified or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries, in each case that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. As of the date of this Agreement, there are no judgments, injunctions, rulings, orders or decrees of any arbitrator or Governmental Entity outstanding against the Company or any of its Subsidiaries that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

3.16    Environmental Matters. To the Company’s Knowledge, except for matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect: (i) the business and operations of the Company and any of its Subsidiaries are, and since January 1, 2017, have at all times been, in compliance with all Environmental Law and all Environmental Permits; (ii) the Company and its Subsidiaries have all Environmental Permits necessary for the conduct of their operations and each Environmental Permit is in full force and effect; (iii) there has been no Release or threatened Release at any of the properties that are currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries, any properties to which the Company or any of its Subsidiaries has sent Hazardous Substances or waste or any properties at which the Company or any of its Subsidiaries has assumed liability for any Release or threatened Release or other environmental matters or otherwise provided an indemnification for such liability.

3.17    Employee Benefit Plans.

(a)    Section 3.17(a) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of all material Company Employee Plans.

(b)    With respect to each Company Employee Plan in effect on the date of this Agreement and set forth on Section 3.17(a) of the Company Disclosure Schedule, the Company has made available to Parent a complete and accurate copy, as applicable, of (i) such Company Employee Plan, (ii) the most recently filed annual report (Form 5500), (iii) each trust agreement, funding arrangement or group annuity contract, (iv) the most recent summary plan description and a summary of material modifications and (v) the most recently received IRS determination or opinion letter.

(c)    Each Company Employee Plan has been operated and administered in all material respects in accordance with ERISA (to the extent applicable), the Code (to the extent applicable) and all other Applicable Law and the regulations thereunder and in accordance with its terms. Except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, there are no pending, or to the Company’s Knowledge, threatened material disputes or Proceedings by or on behalf of any Company Employee Plan, by any Company Employee or beneficiary covered under any Company Employee Plan, as applicable, or otherwise involving any Company Employee Plan (other than routine claims for benefits).

(d)    With respect to the Company Employee Plans, there are no material benefit obligations for which contributions have not been made or properly accrued to the extent required by GAAP.

(e)    All the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code have received determination or opinion letters from the IRS to the effect that such Company Employee Plans are qualified, the plans and trusts related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and, to the Company’s Knowledge, no such revocation has been threatened and no act or omission has occurred, that is reasonably expected to adversely affect such Company Employee Plans’ qualification. Except as disclosed on Section 3.17(e)

of the Company Disclosure Schedule, during the previous six years, neither the Company, any of its Subsidiaries nor any of their respective ERISA Affiliates has maintained, sponsored, participated in or contributed to (or been obligated to maintain, sponsor, participate in or contribute to), (i) an employee benefit plan subject to Section 412 of the Code or Section 302 or Title IV of ERISA, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), or (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code. No material liability under Section 302 or Title IV of ERISA or Section 412 of the Code has been incurred by the Company that has not been satisfied in full (other than any liability for premiums to the Pension Benefit Guaranty Corporation arising in the Ordinary Course of Business, all of which have been timely paid) and, to the Company’s Knowledge, no condition exists that could reasonably be expected to result in any such liability to the Company. The Company has not been required to post any security under ERISA or Section 436 of the Code with respect to any Company Employee Plan, and no fact or event exists that could reasonably be expected to give rise to any such requirement to post any such security with respect to any Company Employee Plan.

(f)    Except as disclosed on Section 3.17(f) of the Company Disclosure Schedule, the consummation of the Transactions will not, either alone or in combination with another event (other than an event that would have had the same result in the absence of the Transactions, including a termination without cause), (i) entitle any Company Employee, director, independent contractor or other service provider to severance pay or any transaction bonus or retention payment, except as expressly provided in this Agreement, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such individual, except as provided in Section 2.3, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Company Employee Plan, (iv) result in a payment that is non-deductible due to the application of Section 280G of the Code or (v) result in the provision of any reimbursement of excise Taxes under Section 4999 of the Code or of interest or additional Taxes under Section 409A(a)(1)(B) of the Code.

(g)    None of the Company Employee Plans promises or provides retiree or post-termination medical, life insurance or other welfare benefits to any Person, except (i) as required by Applicable Law, (ii) in the form of cash severance, (iii) under employment agreements, severance agreements or policies that are set forth on Section 3.17(f) of the Company Disclosure Schedule, or (iv) for amounts that are not reasonably expected to be material.

(h)    Neither the Company nor any of its Subsidiaries has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any “prohibited transaction,” as defined in Section 4975(c)(1) of the Code, for which no exemption applies under Section 408 of ERISA or Section 4975 (c)(2) of the Code, or has otherwise violated the provisions of Part IV of Title I, Subtitle B of ERISA. Neither the Company nor any of its Subsidiaries has knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Company Employee Plan subject to ERISA and neither the Company nor any of its Subsidiaries has been assessed any civil penalty under Section 502(l) of ERISA.

(i)    None of the Company Employee Plans provide for the payment of “defined benefit” retirement benefits.

3.18    Compliance With Laws.

(a)    The Company and each of its Subsidiaries is, and at all times since January 1, 2017, has been, in compliance in all material respects with, and not in violation of, any Applicable Law, except for failures to comply or violations that, individually or in the aggregate, have not had and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)    The Company and its Subsidiaries have not (i) violated any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010 or any other anti-corruption or anti-bribery law (collectively, “Anti-Corruption Laws”), (ii) been targeted by any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, (iii) been targeted by any non-U.S. sanctions, (iv) paid, offered, promised, or authorized payment of money or any other thing of value to any Governmental Entity or political party (or any Person owned, controlled by or acting on behalf of any of any Governmental Entity or political party) or any Government Official in violation of Anti-Corruption Laws for the purpose of influencing, directly or indirectly through another Person, any act, omission, or decision of such Government Official in an official capacity so that the Company or any of its Subsidiaries might secure any advantage, obtain or retain business, or direct business to any Person or (v) accepted or received any contributions, payments, gifts or expenditures that was unlawful.

(c)    The Company and each of its Subsidiaries is, and at all times since January 1, 2017, has been, in compliance in all material respects with, and not in any material respect in violation of, any applicable U.S. national security laws and regulations, including any obligations and requirements imposed upon them by the SCA, the NISPOM and any FOCI direction and guidance provided to the Company by DCSA.

3.19    Permits; Regulatory Matters. The Company and its Subsidiaries have all authorizations, permits, licenses, approvals and franchises from Governmental Entities required to conduct their businesses as now being conducted, except for such authorizations, permits, licenses, approvals and franchises, the absence of which, individually or in the aggregate, have not been and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole (the “Company Permits”). The Company Permits are in full force and effect, except for any failures to be in full force and effect that, individually or in the aggregate, have not been and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries are in compliance with the terms of the Company Permits, except for such failures to comply that, individually or in the aggregate, have not been and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.20    Labor Matters.

(a)    The Company has made available to Parent a list, which list is complete and accurate in all material respects as of the date noted on such list, of all employees of the Company and its Subsidiaries whose annual base salary or hourly rate of pay on an annualized basis is in excess of $150,000, including any employee who is on a leave of absence of any nature, paid or unpaid, specifying each employee’s (i) employing entity, (ii) title or position, (iii) date of hire, (iv) work location, (v) classification as exempt or non-exempt (with respect to employees in the United States), (vi) status as full-time or part-time, (vii) status as active or on leave (and if on a long-term leave of absence and if so, expected return date), and (viii) annual base salary or hourly rate of pay (as applicable). Any of the foregoing information may be redacted or anonymized if the Company concludes such redaction is required under Applicable Law.

(b)    The Company has made available to Parent a list, which list is complete and accurate in all material respects as of the date noted on such list, of all individuals who are engaged by the Company and its Subsidiaries to provide services as independent contractors and who are entitled to receive more than $150,000 in total compensation as an independent contractor from the Company or its Subsidiaries in a period of one (1) calendar year or less following the date of this Agreement and the Company has provided as to each such individual (i) the name of such individual and, if applicable, the entity through which such individual is engaged, (ii) the nature of services provided, (iii) date of commencement of services, (iv) principal work location and (v) duration of the current contract. Any of the foregoing information may be redacted or anonymized if the Company concludes such redaction is required under Applicable Law.

(c)    None of the Company and any of its Subsidiaries is a party to, or otherwise bound by, any collective bargaining agreement or any other similar labor-related agreement with a Labor Organization (a “Collective Bargaining Agreement”). No employee of the Company or any of its Subsidiaries is represented by any Labor Organization with respect to their employment with the Company or its Subsidiaries and there is not, to the Company’s Knowledge, any attempt to organize any employees of the Company or its Subsidiaries. To the Company’s Knowledge, neither the Company nor its Subsidiaries has a duty to inform, consult with, bargain with, or obtain consent from any Labor Organization in connection with the Agreement.

(d)    Except for matters that (whether individually or in the aggregate) would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are in compliance in all material respects with all Applicable Law and contracts relating to labor and employment, employment practices, wages, hours, health and safety, child labor, employee leave issues, collective bargaining, unemployment compensation, worker’s compensation, equal employment opportunity, age and disability discrimination, exempt and nonexempt employees and independent contractor classifications. Except for matters that (whether individually or in the aggregate) would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all employees of the Company are legally permitted to be employed by the Company and its Subsidiaries in the jurisdiction in which such employee is employed in their current job capacities.

(e)    Except as would not reasonably expected to result (whether individually or in the aggregate) in a material liability to the Company and its Subsidiaries, taken as a whole, there are no, and since the Lookback Date, there have been no, (i) labor strikes, walkouts, work stoppages, slow-downs, lockouts or other similar material labor disputes pending or, to the Company’s Knowledge, threatened against or involving the Company or any of its Subsidiaries, or (ii) unfair labor practice charges, grievances, complaints or arbitrations pending or, to the Company’s Knowledge, threatened by or on behalf of any employee or group of employees of the Company or its Subsidiaries.

(f)    Since the Lookback Date, there have been no written allegations or complaints reported by an employee of the Company or any of its Subsidiaries to the Company’s or any of its Subsidiaries’ human resources department accusing any current or former executive officer of the Company of sexual harassment or sexual misconduct. There are no actions, suits, proceedings or arbitrations, whether civil, criminal, administrative or investigative, pending or, to Company’s Knowledge, threatened in writing against the Company or any of its Subsidiaries since the Lookback Date, by an employee of the Company or any of its Subsidiaries based upon allegations of sexual harassment or sexual misconduct against any current or former executive officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has entered into any settlement agreements with an employee of the Company or any of its Subsidiaries since the Lookback Date related to allegations of sexual harassment or misconduct against an executive officer of the Company or any of its Subsidiaries, and, to the Company’s Knowledge, no current or former executive officer has entered into such a settlement agreement since the Lookback Date.

(g)    Except as set forth in Section 3.20(g) of the Company Disclosure Schedule, there are no Proceedings pending or, to the Company’s Knowledge, threatened in writing since the Lookback Date against the Company or any of its Subsidiaries arising out of and in connection with the employment or independent contractor relationship of any current or former employee, applicant, or individual independent contractor of the Company or any of its Subsidiaries.

(h)    In the past two years, neither the Company nor any of its Subsidiaries has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the United States Worker Adjustment and Retraining Notification Act or any similar Applicable Law (collectively, the “WARN Act”), issued any notification of a plant closing or mass layoff required by the WARN Act, or incurred any liability or obligation under the WARN Act that remains unsatisfied.

(i)    Except as would not reasonably be expected to result (whether individually or in the aggregate) in a liability that is material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are, taken as a whole, and since the Lookback Date have been, in compliance with all Applicable Laws pertaining to immigration control and neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity that the Company or such Subsidiary is in material violation of any Applicable Law pertaining to immigration control or that any current or former United States-based employee of the Company or any Subsidiary is or was not legally authorized to be employed in the United States or is or was using an invalid social security number and there is no charge or complaint under the Immigration Reform and Control Act of 1986 against the Company or any of its Subsidiaries pending, or, to the Company’s Knowledge, threatened since the Lookback Date.

3.21    Opinion of Financial Advisor. The Company Board has received the opinion of, Jefferies LLC (“Jefferies”), financial advisor to the Company, to the effect that, as of the date of such opinion, and based upon and subject to the various procedures, factors, assumptions, matters, qualifications and limitations on the scope of the review undertaken by Jefferies as set forth therein, the Merger Consideration to be received by the holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders.

3.22    Takeover Statutes. Assuming the accuracy of the representations and warranties set forth in Section 4.2(d), as of the date of this Agreement and at all times on or prior to the Effective Time, the Company Board has taken and will take all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL are and will be, to the extent such restrictions can be rendered inapplicable by action of the Company Board under Applicable Law, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the Transactions, including the Merger. Assuming the accuracy of the representations and warranties set forth in Section 4.2(d), the Company Board has taken all actions necessary to ensure that no “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover law (collectively, “Takeover Laws”) is applicable to this Agreement.

3.23    Brokers. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of the Company or any of its Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the Transactions, except as disclosed in Section 3.23 of the Company Disclosure Schedule.

3.24    No Other Representations and Warranties. The Company hereby acknowledges and agrees that, except for the representations and warranties set forth in Article IV, (a) none of Parent or any of its Subsidiaries, or any of its Affiliates, stockholders or Representatives, or any other Person, has made or is making any express or implied representation or warranty with respect to Parent or any of its Subsidiaries or their respective business or operations, including with respect to any information provided or made available to the Company or any of its Affiliates, stockholders or Representatives, or any other Person, or, except as otherwise expressly set forth in this Agreement, had or has any duty or obligation to provide any information to the Company or any of its Affiliates, stockholders or Representatives, or any other Person, in connection with this Agreement, the Transactions or otherwise, and (b) to the fullest extent permitted by law, none of Parent or any of its Subsidiaries, or any of its Affiliates, stockholders or Representatives, or any other Person, will have or be subject to any liability or indemnification or other obligation of any kind or nature to the Company, or any of its Affiliates, stockholders or Representatives, or any other Person, resulting from the delivery, dissemination or any other distribution to the Company or any of its Affiliates, stockholders or Representatives, or any other Person, or the use by the Company or any of its Affiliates, stockholders or Representatives, or any other Person, of any such information provided or made available to any of them by Parent or any of its Subsidiaries, or any of its or Affiliates, stockholders or Representatives, or any other Person, and (subject to the express representations and warranties of Parent set forth in Article IV) none of the Company or any of its Affiliates, stockholders or Representatives, or any other Person, has relied on any such information (including the accuracy or completeness thereof) or any representations or warranties or other statements or omissions that may have been made by Parent or any Person with respect to Parent other than the representations and warranties set forth in this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT, US HOLDCO AND MERGER SUB

Parent, US Holdco and Merger Sub, jointly and severally, represent and warrant to the Company as follows:

4.1    Organization, Standing and Power. Each of Parent, US Holdco and Merger Sub is a corporation or legal entity duly organized, validly existing and, in the case of US Holdco and Merger Sub, in good standing under the laws of the jurisdiction of its organization. Each of Parent, US Holdco and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so qualified or in good standing, individually or in the aggregate, that have not had and are not reasonably expected to have a Parent Material Adverse Effect. Parent has delivered or made available to the Company complete and correct copies of the certificate or articles of incorporation and bylaws, or similar organizational documents as amended through the date of this Agreement, of Merger Sub, US Holdco and Parent.

4.2    Authority; No Conflict; Required Filings and Consents.

(a)    Each of Parent, US Holdco and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the adoption of this Agreement by US Holdco as the sole stockholder of Merger Sub (which shall occur no later than immediately after the execution and delivery of this Agreement) to consummate the Transactions and the Financing. The execution and delivery of, and the consummation of the Transactions and the Financing by Parent, US Holdco and Merger Sub have been duly authorized by all necessary corporate action on the part of each of Parent, US Holdco and Merger Sub, subject to the adoption of this Agreement by US Holdco as the sole stockholder of Merger Sub (which shall occur immediately after the execution and delivery of this Agreement). The Parent Board, at a meeting duly called and held, by the unanimous vote of all members thereof, duly resolved (i) that the entry into this Agreement and consummation of the Merger, the Share Issue, the Debt Financing and the other Transactions on the terms and subject to the conditions set forth herein, are most likely to promote the success of Parent for the benefit of its stockholders as a whole and (ii) to approve this Agreement, the Merger, the Equity Financing (including the Share Issue and the Placing Agreement and the transactions contemplated thereby), the Debt Financing (including the Debt Financing Documents and the transactions contemplated thereby) and the other transactions contemplated by this Agreement. The board of directors of US Holdco has approved this Agreement, the Merger and the other transactions contemplated by this Agreement. The board of directors of Merger Sub has (x) approved and declared the advisability of this Agreement, the Merger and the other Transactions, and (y) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption and recommended that the sole stockholder of Merger Sub adopt this Agreement. This Agreement has been duly executed and delivered by each of Parent, US Holdco and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes the valid and binding obligation of each of Parent, US Holdco and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b)    The execution and delivery of this Agreement by each of Parent, US Holdco and Merger Sub does not, and the consummation by Parent, US Holdco and Merger Sub of the Transactions and the Financing shall not, (i) conflict with, or result in any violation or breach of, any provision of the certificate of incorporation, bylaws, articles or other organizational documents of Parent, US Holdco or Merger Sub, (ii) conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any material agreement or other instrument to which Parent, US Holdco or Merger Sub is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to compliance with the requirements specified in clauses (i) through (ix) of Section 4.2(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to Parent, US Holdco or Merger Sub or any of its or their respective properties or assets, or any other Applicable Law, except in the case of clauses (ii) and (iii) of this Section 4.2(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(c)    No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity or any stock market or stock exchange on which ordinary shares of Parent are listed for trading is required by or with respect to Parent, US Holdco or Merger Sub in connection with the execution and delivery of this Agreement by Parent, US Holdco or Merger Sub or the consummation by Parent, US Holdco or Merger Sub of the Transactions or the Financing, except for (i) the pre-merger notification requirements under the HSR Act and any requirements under other applicable Antitrust Laws, (ii) the filing of the Certificate of Merger with the Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) the filing of the Proxy Statement with the SEC in accordance with the Exchange Act, (iv) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities laws and the rules and regulations of the AIM, (v) the CFIUS Clearance, (vi) the DCSA Approval, (vii) notices to be delivered pursuant to Sections 122.4(a) and 122.4(b) of the ITAR, (viii) the Share Admission and (ix) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings which, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(d)    Since January 1, 2018, none of Parent, US Holdco, Merger Sub, or any of their respective Affiliates, has owned any shares of Company Common Stock or any securities convertible into, or exchangeable for, shares of Company Common Stock.

(e)    No vote of the holders of any class or series of Parent’s capital stock or other securities is necessary for the consummation by Parent of the Transactions or the Financing.

4.3    Information Provided. The information supplied or to be supplied by or on behalf of Parent or which relates to Parent and is approved by Parent for inclusion in the Proxy Statement on the date it is first mailed to holders of shares of Company Common Stock and at the time of the Company Stockholders Meeting, and if either is amended or supplemented, at the time of any amendment or supplement thereto, shall not contain any untrue statement of a material fact or omit to state any material fact required to make the statements therein, in light of the circumstances in which they shall be made, not misleading.

4.4    Operations of US Holdco and Merger Sub. US Holdco is a direct wholly owned Subsidiary of Parent and has engaged in no business activities other than the ownership of the equity interests in indirect wholly-owned Subsidiaries of Parent. Merger Sub is a wholly owned Subsidiary of US Holdco formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

4.5    Financing.

(a)    Parent, US Holdco and Merger Sub will have, upon consummation of both the Equity Financing and the Debt Financing, as of the Effective Time, sufficient cash on hand for the satisfaction of all of their obligations under this Agreement, including payment of (i) the aggregate Merger Consideration; (ii) repayment or refinancing of debt contemplated by, or required in connection with the transactions described in this Agreement, the Placing Agreement or the Debt Financing Documents; (iii) any other amounts required to be paid in connection with the consummation of the Transactions (including all amounts payable in respect of Company RSUs and Company PSUs under this Agreement); and (iv) all related fees and expenses of Parent, US Holdco, Merger Sub and reimbursable expenses of the Company (collectively, the “Payment Obligations”). Without prejudice to Section 7.3(e), it is not a condition to the obligations of Parent, US Holdco, or Merger Sub hereunder that Parent, US Holdco, or Merger Sub (x) obtain funds to consummate the transactions contemplated by this Agreement (whether pursuant to the Debt Financing, the Equity Financing, or otherwise), or (y) otherwise have sufficient funds available to satisfy the Payment Obligations or any other obligations under this Agreement.

(b)    Parent has delivered to the Company true and complete copies, including all exhibits and schedules thereto, of (i) the executed Placing Agreement, pursuant to which the Equity Financing will be consummated, subject to the terms and conditions therein, and (ii) the executed Facility Agreement and executed Fee Letters from the Debt Financing Sources party thereto, pursuant to which such Debt Financing Sources have agreed to complete the Debt Financing, subject to the terms and conditions contained therein, for purposes of financing the Transactions and the related fees, costs and expenses (which Financing Documents have been redacted with respect to fee amounts, original issue discount, “market flex” provisions, and other economic or commercially sensitive terms, provided, that such redactions do not relate to any terms that could materially and adversely affect (A) the conditionality, enforceability, availability or termination of the Debt Financing or the Equity Financing or (B) the aggregate principal amount (other than with respect to original issue discount) of the Debt Financing or other funding being made available by such Debt Financing Source). As of the date of this Agreement, none of the Financing Documents have been amended or modified, no such amendment is contemplated, none of the respective obligations and commitments contained in the Financing Documents have been withdrawn, terminated or rescinded in any respect, and no such withdrawal, termination or rescission is contemplated. Parent has fully paid (or made arrangement to fully pay) any and all pre-agreed commitment fees, placing and arrangement fees or other fees in connection with the Financing Documents that are payable on or prior to the date hereof in accordance with the terms of the Financing Documents and will continue to pay in full any such amounts required to be paid pursuant to the terms of the Financing Documents as and when they become due and payable (subject to all applicable grace periods) on or prior to the Closing Date. Assuming the Financing is funded in accordance with the Financing Documents, the net proceeds contemplated by the Financing Documents (after netting out applicable fees, expenses, original issue discount, underwriting discount and similar premiums and charges and after giving effect to the maximum amount of flex (including original issue discount flex) provided under the Financing Documents), together with cash or cash equivalents available to Parent and its Subsidiaries, will in the aggregate be sufficient for Parent, US Holdco, the Merger Sub and the Surviving Corporation to pay the aggregate Payment Obligations. As of the date hereof, subject to all legal reservations and perfection requirements, the Financing Documents are (A) legal, valid and binding obligations of Parent, and to the knowledge of Parent, each of the other parties thereto, (B) enforceable in accordance with their respective terms against Parent and, to the knowledge of Parent, each of the other parties thereto, in each case except as such enforceability may be limited by the Bankruptcy and Equity Exception and (C) in full force and effect. As of the date of this Agreement, no event, development, circumstance or change has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute an event of default or breach on the part of Parent or, to the knowledge of Parent, any other parties thereto under the Facility Agreement or the Placing Agreement. As of the date of this Agreement, Parent does not have any reason to believe that it or any of the other parties to the Financing Documents will be unable to satisfy on a timely basis any term or condition of the Financing Documents required to be satisfied by it, that the conditions thereof will not otherwise be satisfied or that the full amount of the Financing will not be available on the Closing Date. The only conditions precedent or other contingencies (including market “flex” provisions) related to the obligations of Numis Securities Limited, Joh. Berenberg, Gossler & Co. KG, London Branch and Goldman Sachs International to underwrite the full amount of the Equity Financing and the Debt Financing Sources to fund the full amount of the Debt Financing are those expressly set forth in the Placing Agreement and the Facility Agreement, respectively. As of the date of this Agreement, there are no side letters or other contracts or arrangements to which Parent or any of its Affiliates is a party related to the Financing other than as expressly contained in the Financing Documents and delivered to the Company prior to the date hereof.

4.6    Solvency. None of Parent, US Holdco or Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming the accuracy of the representations and warranties of the Company set forth in Section 3.5(b) and Section 3.6, satisfaction or waiver of the conditions to Parent’s, US Holdco’s and Merger Sub’s obligation to consummate the Merger, and after giving effect to the Transactions, any alternative financing incurred in accordance with Section 6.9 and the payment of the Payment Obligations, each of Parent, US Holdco and the Surviving Corporation will, as of the Effective Time and immediately after the consummation of the Transactions, on a consolidated basis: (a) hold assets, the fair market value of which exceed its debts and liabilities, direct, subordinated, contingent or otherwise; (b) hold property the present fair saleable value of which is greater than the amount that will be required to pay its debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) not have unreasonably small capital with which to conduct its businesses as such businesses are now conducted and are proposed to be conducted following the Closing Date; and (d) be able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

4.7    Litigation. As of the date of this Agreement, there is no Proceeding pending and of which Parent has been notified or, to Parent’s knowledge, threatened against Parent or any of its Subsidiaries, in each case that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect. As of the date of this Agreement, there are no judgments, orders or decrees outstanding against Parent or any of its Subsidiaries that, individually or in the aggregate, have had or would reasonably be expected to have a Parent Material Adverse Effect.

4.8    Other Agreements or Understandings. There are no contracts, agreements or other arrangements or understandings (whether oral or written) or commitments to enter into contracts, agreements or other arrangements or understandings (whether oral or written) (a) between Parent, US Holdco, Merger Sub or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, other than the Company Voting Agreement, (b) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration, or (c) pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or approve the Merger, other than the Company Voting Agreement.

4.9    Brokers. Except for Goldman Sachs & Co. and as contemplated by the Financing Documents, no agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of Parent or any of its Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the Transactions.

4.10    No Other Representations or Warranties. Parent, US Holdco and Merger Sub further acknowledge and agree that, except for the representations and warranties set forth in Article III (in each case as qualified and limited by the Company Disclosure Schedule), (a) none of the Company or any of its Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other Person, has made or is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or operations, including with respect to any information provided or made available to Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other Person, or, except as otherwise expressly set forth in this Agreement, had or has any duty or obligation to provide any information to Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other Person, in connection with this Agreement, the Transactions or otherwise, and (b) to the fullest extent permitted by law, none of the Company or any of its Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other Person, will have or be subject to any liability or indemnification or other obligation of any kind or nature to Parent, US Holdco, Merger Sub or any of their respective

Affiliates, stockholders or Representatives, or any other Person, resulting from the delivery, dissemination or any other distribution to Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other Person, or the use by Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other Person, of any such information provided or made available to any of them by the Company or any of its Subsidiaries, or any of its or Affiliates, stockholders or Representatives, or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders, or Representatives, or any other Person, in “data rooms,” confidential information memoranda, management presentations or otherwise in anticipation or contemplation of the Merger or the other Transactions and (subject to the express representations and warranties of the Company set forth in Article III (in each case as qualified and limited by the Company Disclosure Schedule)) none of Parent, US Holdco, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other Person, has relied on any such information (including the accuracy or completeness thereof) or any representations or warranties or other statements or omissions that may have been made by the Company or any Person with respect to the Company other than the representations and warranties set forth in this Agreement.

ARTICLE V

CONDUCT OF BUSINESS

5.1    Covenants of the Company.

(a)    Except as otherwise contemplated or required by this Agreement, as required by Applicable Law, as set forth in Section 5.1(a) of the Company Disclosure Schedule, or with Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, the Company shall, and shall cause each of its Subsidiaries to (i) act and carry on its business in the Ordinary Course of Business and (ii) use commercially reasonable efforts to (A) maintain and preserve intact its business organization, (B) maintain and preserve intact any advantageous business relationships with Persons having material business dealings with the Company and (C) keep available the services of the Company Employees.

(b)    Without limiting the generality of Section 5.1(a), except as otherwise expressly contemplated or required by this Agreement, as required by Applicable Law, as set forth in Section 5.1(b) of the Company Disclosure Schedule, or with Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following:

(i)    declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent);

(ii)    split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities;

(iii)    purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any rights, warrants or options to acquire any such shares or other securities, except for (A) the acquisition or redemption of shares of capital stock of wholly owned Subsidiaries of the Company or (B) the acquisition of Company Common Stock (1) from holders of Company RSUs or Company PSUs in full or partial payment of any applicable Taxes payable by such holder upon exercise or vesting thereof, as applicable, to the extent required or permitted under the terms thereof or (2) from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares at their original issuance price or forfeiture of shares for no consideration, in each case under this clause (2) in connection with any termination of services to the Company or any of its Subsidiaries;

(iv)    except as permitted by Section 5.1(b)(xiii), issue, deliver, sell, grant, pledge or otherwise dispose of or subject to any Lien any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire any such shares, voting securities or convertible or exchangeable securities, in each case other than (A) the issuance of shares of capital stock of wholly owned Subsidiaries of the Company in connection with capital contributions or (B) the issuance of shares of Company Common Stock upon settlement of Company RSUs or Company PSUs outstanding on the date of this Agreement;

(v)    amend its certificate of incorporation, bylaws or other comparable organizational documents;

(vi)    acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or stock of, or by any other manner, any business or corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof for consideration that is, individually or in the aggregate, in excess of $1,000,000, or (B) any assets that are material, in the aggregate, to the Company and its Subsidiaries, taken as a whole, except purchases in the Ordinary Course of Business, provided, however, that with respect to any such acquisition for consideration that is individually in excess of $400,000, the Company shall give Parent prior written notice and give due consideration to any views of Parent with respect to such acquisition;

(vii)    sell, lease, license, pledge, encumber or otherwise transfer or dispose of or subject to any Lien (other than a Permitted Lien or a Lien under the Columbus Credit Facility), any properties or assets that (A) are material to the Company and its Subsidiaries, taken as a whole, or (B) that have a value, individually or in the aggregate, in excess of $1,000,000, in each case other than to the Company or one of its wholly owned Subsidiaries or in the Ordinary Course of Business;

(viii)    (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person (other than (1) to the Company or one of its Subsidiaries, (2) any guaranty by the Company or one of its Subsidiaries of indebtedness incurred by a Subsidiary of the Company, which indebtedness is otherwise permitted hereunder, (3) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities, supplier financing programs or cash management programs, in each case issued, made or entered into in the Ordinary Course of Business, (4) indebtedness incurred under the Columbus Credit Facility or other existing arrangements (including in respect of letters of credit) and (5) other indebtedness for borrowed money or guarantees in an aggregate principal amount outstanding at any time that is prepayable without penalty not to exceed $1,000,000), (B) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, or (C) make any loans, advances (other than routine advances to employees of the Company and its Subsidiaries in the Ordinary Course of Business) or capital contributions to, or investment in, any other Person, other than the Company or any of its direct or indirect wholly owned Subsidiaries;

(ix)    adopt a plan of complete or partial liquidation, dissolution, recapitalization, restructuring or other reorganization;

(x)    make any capital expenditures or other expenditures with respect to property, plant or equipment (excluding, for the avoidance of doubt, operating leases) that are in excess of $300,000 individually or $3,000,000 in the aggregate with other capital expenditures made since January 1, 2021;

(xi)    make any material changes in accounting methods, principles or practices, except insofar as may be required by a change in GAAP;

(xii)    except in the Ordinary Course of Business, make or change any material Tax election, change any annual Tax accounting period, adopt or change any material method of Tax accounting, amend any material Tax Returns or file claims for material Tax refunds, enter into any material closing agreement, settle any material Tax claim, audit or assessment, surrender any right to claim a material Tax refund, offset or other reduction in Tax liability or take any material position on any Tax Return filed on or after the date of this Agreement or adopt any material accounting method that is inconsistent with elections made, positions taken or methods used in preparing or filing similar Tax Returns in prior periods, seek any Tax ruling from any Taxing Authority, consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment, fail to pay any material amount of Tax as it becomes due or make any Tax entity classification election for U.S. federal income tax purposes;

(xiii)    except as required by the terms of any Company Employee Plan as in effect on the date of this Agreement and made available to Parent, (A) adopt, enter into, terminate or materially amend any employment, severance, bonus, retention, change of control or similar agreement or material benefit plan (including the Company Stock Plan and Company LTIP) for the benefit or welfare of any current or former director, executive officer or employee (except in the Ordinary Course of Business and only, with respect to agreements with employees in the United States, if such arrangement is terminable on 30 days’ or less notice without either a penalty or payment or, for employees outside the United States, as required by Applicable Law) or any Collective Bargaining Agreement (unless required by Applicable Law); (B) increase the compensation or benefits of, or pay any bonus to, any current or former officer, director or employee, except (1) for annual increases of salaries and bonus payments in the Ordinary Course of Business or as required by agreements, plans, programs or arrangements in effect as of the date of this Agreement; and (2) in connection with hires and promotions contemplated by clause (F) of this Section 5.1(b)(xiii); (C) accelerate the payment, right to payment or vesting of any material compensation or benefits, including any outstanding Company RSUs or Company PSUs; (D) grant any stock options, restricted stock awards, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock; (E) alter, amend or create any Company Employee Plan in a manner that would create additional disclosure obligations pursuant to Section 3.17(f); (F) hire, terminate or promote any employee other than such actions taken in the Ordinary Course of Business; (G) effect any change of position with respect to its management personnel other than in the Ordinary Course of Business; or (H) conduct any group termination, reduction in force, or mass layoff of the Company’s or any of its Subsidiaries’ employees;

(xiv)    except in the Ordinary Course of Business, enter into any new line of business or enter into any contract that materially restricts the Company, any of its Subsidiaries or any of their respective Affiliates from engaging or competing in any line of business or in any geographic area, or which would so restrict the Company or Parent or any of their respective Affiliates following the Closing;

(xv)    except in the Ordinary Course of Business (A) enter into any contract that, if in effect on the date hereof, would have been a Company Material Contract, (B) terminate any Company Material Contract, except as a result of a material breach or a material default by the counterparty thereto or as a result of the expiration of such contract in accordance with its terms as in effect on the date of this Agreement, (C) amend or modify in a manner that is materially adverse to the Company and its Subsidiaries, taken as a whole, any Company Material Contract or (D) waive, release or assign any material right under any Company Material Contract; provided, however, that the Company shall give Parent prior written notice before entering any material contract containing any provision obligating the Company or its Subsidiaries to conduct business with any third party on an exclusive basis over a material geographic area that includes multiple states or extends beyond the United States, other than such contracts entered into the Ordinary Course of Business;

(xvi)    except as permitted in accordance with Section 2.4(c) or Section 6.11, settle, pay, discharge or satisfy any Proceeding against the Company or any of its Subsidiaries, whether civil, criminal, administrative or investigative, other than settlements that involve only the payment by the Company or a Subsidiary of monetary damages not in excess of $200,000 individually (excluding any amounts paid by any insurer or other third party);

(xvii)    take or cause to be taken any action that violates or contravenes the requirements as set forth in the SCA;

(xviii)    fail to maintain in full force and effect material insurance policies or comparable replacement policies of the Company or any of its Subsidiaries and their respective properties, businesses, assets and operations in a form and amount consistent with past practice, except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole and for matters of which the Company has not received notice; or

(xix)    authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1    No Solicitation by the Company.

(a)    Except as expressly permitted by this Section 6.1, the Company shall, and shall cause each of its Subsidiaries, and shall use its reasonable best efforts to cause its and its Subsidiaries’ Representatives: (i) to immediately cease and cause to be terminated any solicitation, knowing encouragement, discussions or negotiations with any Persons (other than Parent and its Subsidiaries (including US Holdco) and their respective Representatives) that may be ongoing with respect to an Acquisition Proposal and (ii) not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of soliciting, initiating, knowingly encouraging or knowingly facilitating, an Acquisition Proposal (other than (x) solely in response to an unsolicited inquiry, to refer the inquiring person to the terms of this Section 6.1 and to limit its communication exclusively to such referral or (y) upon receipt of a bona fide, unsolicited written Acquisition Proposal from any person that did not result from a material breach of this Section 6.1, solely to the extent necessary to ascertain facts or clarify terms with respect to an Acquisition Proposal for the Company Board to be able to have sufficient information to make the determination described in Section 6.1(c)), (C) approve, adopt, publicly recommend or enter into, or publicly propose to approve, adopt, recommend or enter into, any letter of intent or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.1(c)), (D) take any action to make the provisions of any “fair price,” “moratorium,” “control share acquisition,” “business combination” (including Section 203 of the DGCL) or other similar anti-takeover statute or regulation inapplicable to any Person (other than Parent and its Affiliates) or to any transactions constituting or contemplated by an Acquisition Proposal, (E) otherwise cooperate with or assist or participate in any such inquiries, proposals, offers, discussions or negotiations or (F) resolve or agree to do any of the foregoing. The Company shall not, and shall cause its Subsidiaries not to, release any third party from, or waive, amend or modify any provision of, or grant permission under, or knowingly fail to enforce, any confidentiality obligations with respect to an Acquisition Proposal or similar matter or any standstill provision in any agreement to which the Company or any of its Subsidiaries is a party; provided, that, prior to the time the Company Stockholder Approval is obtained, but not after, the Company may waive any standstill or similar provisions to the extent (but only to the extent) necessary to permit a person or group to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such person agreeing to disclosure of such Acquisition Proposal to Parent, in each case as contemplated by Section 6.1(c) (provided, further, that the Company may only take such action if the Company Board determines in good faith (after consultation with its outside financial advisor and outside legal counsel) that the failure of the Company Board to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law). None of the Company or its Subsidiaries shall enter into any confidentiality agreement or other agreement subsequent to the date hereof which prohibits the Company or any of its Subsidiaries from (x) providing to Parent or any of its Affiliates or Representatives the information required to be provided pursuant to this Section 6.1 or (y) otherwise complying with this Section 6.1.

(b)    The Company shall, and shall cause its Subsidiaries to, (i) promptly (but in no event more than one Business Day after the date hereof) request any Person that has executed a currently in-effect confidentiality or non-disclosure agreement in connection with any actual or potential Acquisition Proposal to promptly after the date of such request return or destroy all confidential information of the Company or any of its Subsidiaries in the possession of such Person or its Representatives, (ii) on the date of this Agreement, terminate all physical and electronic data room access previously granted to any such Person or its Representatives and (iii) commencing on the date of this Agreement prohibit any third party from having access to any physical or electronic data room access relating to any Acquisition Proposal. The Company shall use its reasonable best efforts to enforce the terms of each confidentiality agreement with any such Person.

(c)    Notwithstanding anything to the contrary contained in Section 6.1(a), if at any time after the date of this Agreement and prior to the time that the Company Stockholder Approval is obtained, but not after, the Company or any of its Representatives receives a bona fide, unsolicited written Acquisition Proposal from any person that did not result from a material breach of this Section 6.1 and if the Company Board determines, in good faith, after consultation with its outside financial advisor and outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, then the Company and its Representatives may, prior to the time the Company Stockholder Approval is obtained, but not after, (i) furnish, pursuant to an Acceptable Confidentiality Agreement, information with respect to the Company and its Subsidiaries to the Person who has made such Acquisition Proposal; provided, that the Company, to the extent permitted under Applicable Law (including any applicable Antitrust Law), shall concurrently with the delivery to such Person provide to Parent any non-public information concerning the Company or any of its Subsidiaries that is provided or made available to such Person or its Representatives unless such non-public information has been previously provided or made available to Parent (which non-public information, for the avoidance of doubt, shall be subject to the Confidentiality Agreement and may, in order to comply with Applicable Law, be restricted to certain designated Representatives of Parent) and (ii) engage in or otherwise participate in discussions or negotiations with the Person making such Acquisition Proposal and its Representatives regarding such Acquisition Proposal. The Company shall as promptly as practicable (and in any event within 24 hours) notify Parent if the Company Board makes a determination that an Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal or if the Company furnishes information or enters into discussions or negotiations as provided in this Section 6.1(c).

(d)    Without limiting the foregoing, the Company shall as promptly as practicable (and in any event within 48 hours after receipt) notify (orally and in writing) Parent in the event that the Company or any of its Representatives receives an Acquisition Proposal or a request for information relating to the Company or its Subsidiaries that constitutes, contemplates or could reasonably be expected to result in an Acquisition Proposal, including the identity of the person making the Acquisition Proposal and copies of all written materials related thereto (or, if oral, a description of the material terms and conditions thereof). The Company shall keep Parent reasonably informed, on a reasonably current basis, as to the status of (including any material developments, discussions or negotiations) such Acquisition Proposal (including by as promptly as practicable (and in any event within 48 hours after receipt) providing to Parent a description of any changes to the material terms and conditions of such Acquisition Proposal).

(e)    Except as expressly permitted by Section 6.1(f), the Company Board shall not (i) (A) fail to include the Company Board Recommendation in, or remove the Company Board Recommendation from, the Proxy Statement, (B) change, qualify, withhold, withdraw or modify, or authorize or publicly propose to change, qualify, withhold, withdraw or modify, in a manner adverse to Parent and its Affiliates, the Company Board Recommendation or (C) adopt, approve, authorize or recommend to stockholders of the Company, or resolve to or publicly propose or announce its intention to adopt, approve, authorize or recommend to stockholders of the Company any Acquisition Proposal (any action described in this clause (i) being referred to as an “Company Board Recommendation Change”) or (ii) authorize, cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, joint venture agreement or other agreement), commitment or agreement in principle with respect to, or reasonably likely to lead to, any Acquisition Proposal, whether binding or nonbinding (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.1(c)) (an “Acquisition Agreement”).

(f)    Anything to the contrary set forth in this Agreement notwithstanding, prior to the time that the Company Stockholder Approval is obtained, but not after, the Company Board may, with respect to a bona fide, unsolicited Acquisition Proposal that did not result from a material breach of this Section 6.1, make a Company Board Recommendation Change or cause the Company to terminate this Agreement in accordance with Section 8.1(f) in order to substantially concurrently with such termination enter into a definitive agreement relating to such Acquisition Proposal if and only if, prior to taking either such action, (i) the Company has complied with its obligations under this Section 6.1, (ii) the Company Board has determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and (iii) the Company Board determines, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law; provided, that prior to making such Company Board Recommendation Change or effecting such termination (and prior to making the determination set forth in clause (iii)), (A) the Company has given Parent at least four Business Days’ prior notice of its intention to take such action, specifying the reasons therefor, including the terms and conditions of, and the identity of the person making, any such Acquisition Proposal and has contemporaneously provided to Parent a copy of the Acquisition Proposal, a copy of any proposed Acquisition Agreements and a copy of any financing commitments relating thereto (or, in each case, if not provided in writing to the Company, a written summary of the terms and conditions thereof), (B) the Company shall have negotiated, in good faith, with Parent and its Representatives during such notice period (if, and to the extent, Parent has indicated its desire to negotiate to the Company) to enable Parent to propose revisions to the terms of this Agreement such that it would cause such Acquisition Proposal to no longer constitute a Superior Proposal, (C) following the end of such notice period, the Company Board shall have considered, in good faith, any revisions to the terms of this Agreement proposed in writing by Parent (and not revoked), and shall have determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the Acquisition Proposal would nevertheless continue to constitute a Superior Proposal if the revisions proposed in writing by Parent (and not revoked) were to be given effect and (D) in the event of any change to any of the financial terms (including the form, amount, mix and timing of payment of consideration) or any other material terms of such Acquisition Proposal, the Company shall, in each case, have delivered to Parent an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence (except that the four Business Day notice period referred to in clause (A) of this proviso shall instead be equal to the longer of (x) three Business Days and (y) the period remaining under the notice period under clause (A) of this proviso immediately prior to the delivery of such additional notice under this clause (D)) during which time the Company shall be required to comply with the requirements of this Section 6.1(f) anew with respect to such additional notice, including clauses (A) through (D) above of this proviso; provided, however, that the Company shall not terminate this Agreement pursuant to this Section 6.1(f) and Section 8.1(f) unless the Company pays, or causes to be paid, to Parent the Company Termination Fee pursuant to Section 8.3(b) substantially concurrently with such termination. Notwithstanding anything to the contrary contained herein, except as otherwise expressly contemplated by Section 8.1(f)(iii), neither the Company nor any of its Subsidiaries shall enter into any Acquisition Agreement unless this Agreement has been terminated in accordance with its terms.

(g)    Notwithstanding anything to the contrary in this Agreement, prior to the time that the Company Stockholder Approval is obtained, but not after, the Company Board may make a Company Board Recommendation Change in response to an Intervening Event if and only if, prior to taking such action, (i) the Company Board determines, in good faith, after consultation with its outside financial advisor and outside counsel, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under Applicable Law; (ii) the Company has given Parent at least three Business Days’ notice of its intention to make a Company Board Recommendation Change, specifying the reasons for the Company Board Recommendation Change; and (iii) the Company negotiates in good faith with Parent and its Representatives during such notice period (if and to the extent Parent has indicated its desire to negotiate with the Company) to enable Parent to propose revisions to the terms of this Agreement such that it would cause the Company to conclude that a Company Board Recommendation Change is no longer necessary.

(h)    The Company shall ensure that any withdrawal or modification of the Company Board Recommendation: (i) does not change or otherwise affect the approval of this Agreement by the Company Board and (ii) does not have the effect of causing any Takeover Law to be applicable to this Agreement or any of the Company Voting Agreement, the Merger or any of the other Transactions.

(i)    Nothing contained in this Section 6.1 shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer), (ii) making any legally required (based upon the advice of outside counsel) disclosure to stockholders with regard to the Transactions or an Acquisition Proposal, or (iii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act pending disclosure of its position thereunder; provided, that, in the case of clauses (i), (ii) and (iii) of this Section 6.1(i), no such action or disclosure that would amount to an Company Board Recommendation Change shall be permitted, made or taken other than in compliance with this Section 6.1.

6.2    New York Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company and, following the Effective Time, Parent and the Surviving Corporation, shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under Applicable Law and rules and policies of the New York Stock Exchange, to cause the delisting of the Company and of the shares of Company Common Stock from the New York Stock Exchange as promptly as practicable after the Effective Time and the deregistration of the shares of Company Common Stock under the Exchange Act as promptly as practicable after such delisting from the New York Stock Exchange. Parent (taking into account the degree to which the Company satisfies its obligations set forth in the foregoing sentence of this Section 6.2) shall use reasonable best efforts to cause the Company to be in a position to promptly file and file with the SEC (a) a Form 25 on the Closing Date and (b) a Form 15 on the first Business Day that is at least ten days after the date the Form 25 is filed.

6.3    Confidentiality; Access to Information.

(a)    Except as expressly modified herein, the Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

(b)    During the Pre-Closing Period, the Company shall (and shall cause each of its Subsidiaries to) afford to the Parent’s Representatives, reasonable access, upon reasonable notice, during normal business hours and in a manner that does not unreasonably disrupt or interfere with business operations, to all of its books, contracts, records and other information as Parent may reasonably request, and, during such period, the Company shall (and shall cause each of its Subsidiaries to) (i) promptly make available to Parent and its Representatives (A) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws and (B) all other information concerning its business, properties, assets, liabilities, financial and operating data and other aspects of the Company as Parent may reasonably request and (ii) use commercially reasonable efforts to keep Parent reasonably informed of any material plans or developments affecting the business, including with regard to any proposed agreements or commitments or proposed modifications to agreements or commitments that the Company believes in good faith would reasonably be expected to be material to the assets, business, financial condition or results of operations of the Company and its Subsidiaries, and to the extent reasonably possible allow representatives of Parent an opportunity to share thoughts for the Company’s consideration; provided, however, that the Company shall not be required to permit any inspection or other access, or to disclose any information, (x) except as otherwise provided in this Agreement, in connection with an Acquisition Proposal, Trigger Event or Company Board Recommendation Change, (y) that would violate any legal requirement or contractual obligation of the Company with respect to confidentiality or privacy, including under any privacy policy (provided, that the Company shall, upon the request of Parent, use its commercially reasonable efforts to obtain the required consent of any third party to such access or disclosure) and information that the Company reasonably deems to be competitively sensitive information or the provision of which could reasonably be expected to be materially damaging to the Company’s or its Subsidiaries’ relationships with their customers or employees, or (z) that would result in the loss of attorney-client privilege or the attorney work product doctrine (provided, that the Company shall use its commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege or the attorney work product doctrine). Any such information shall be subject to the Confidentiality Agreement. Prior to the Closing, none of Parent, US Holdco or Merger Sub shall (and each shall cause its Affiliates and Representatives not to) contact or communicate with any of the employees, customers, licensors, distributors or suppliers of the Company or any of its Subsidiaries in connection with the Transactions without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). The parties hereto agree that clause (ii) of this Section 6.3(b) is intended to be a good faith obligation of the Company and, as such, any failure to comply therewith shall not be considered in judging satisfaction of the conditions to Closing set forth in Section 7.3(b) of this Agreement.

6.4    Regulatory Matters.

(a)    Subject to the terms hereof, including Section 6.1, Section 6.4(b) and Section 6.4(c), each party hereto shall each use its reasonable best efforts to:

(i)    take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective the Transactions as promptly as practicable;

(ii)    as promptly as practicable, obtain any consents, licenses, permits, waivers, approvals, authorizations, waiting period expirations or terminations, or orders required to be obtained by such party (or any of its Subsidiaries) from any Governmental Entity in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions (each, a “Regulatory Approval”);

(iii)    as promptly as practicable, make or cause its ultimate parent entity (as that term is defined in the HSR Act) to make, all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Exchange Act and any other applicable federal, state or foreign securities laws, (B) the HSR Act and any related governmental request thereunder and (C) any other Applicable Law;

(iv)    contest and resist any action, including any administrative or judicial action, and seek to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (a “Restrictive Order”) which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated by this Agreement; and

(v)    execute or deliver any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement.

The Company on one hand, and Parent, US Holdco and Merger Sub, on the other hand, shall cooperate with each other in connection with the making of all such filings and submissions contemplated by the foregoing clauses (ii) or (iii), including providing copies of all such documents to the non-filing Person and its advisors prior to filing (provided that, for the avoidance of doubt, the foregoing shall not require any party to provide to any other party any information or documents filed or submitted by such party or its Affiliates pursuant to Item 4(c) or Item 4(d) of the Notification and Report Form For Certain Mergers and Acquisitions (FTC Form C4)) and, if requested, accepting reasonable additions, deletions or changes suggested in connection therewith; provided, however, that the parties shall be entitled to redact any information relating to transaction value and similar matters relating to the Transaction. The Company, on one hand, and Parent, US Holdco and Merger Sub, on the other hand, shall each use its reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Applicable Law in connection with the Transactions. For the avoidance of doubt, nothing contained in this Section 6.4(a) shall limit any obligation under any other provision in this Section 6.4 and no party hereto shall be in violation of this Agreement by virtue of providing information that is competitively sensitive to one another on an “outside counsel only” or other basis designed to ensure compliance with Applicable Law (including the HSR Act or any other Antitrust Laws).

(b)    Without limiting the generality of anything contained in this Section 6.4, Parent and the Company shall, as promptly as practicable after the date of this Agreement, file with CFIUS a formal joint voluntary notice in connection with the Transactions (the “Joint Voluntary Notice”). The Company and Parent shall (to the extent permitted by Applicable Law) use reasonable best efforts to (i) cooperate in all respects with each other in connection with: (x) the filing of the Joint Voluntary Notice; (y) if applicable, the incorporation of responses to any comments from CFIUS into, and re-submission of, the Joint Voluntary Notice; and (z) CFIUS’s review or investigation of the Joint Voluntary Notice, (ii) respond to all inquiries received from CFIUS for additional information or documentation within three “business days” (as defined in the DPA) of receiving such request, or within such longer period of time, as permitted by CFIUS, (iii) promptly inform each other of any material communication with CFIUS, and (iv) permit each other to review any communication by the other, and consult with the other in advance of any planned meeting or conference, with CFIUS, and, to the extent permitted by CFIUS, grant each other the opportunity to attend and participate in any such planned meeting or conference, provided that neither Parent nor the Company shall be obligated to disclose to the other any communication to CFIUS that Parent or the Company considers to be proprietary or confidential. Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to obtain CFIUS Clearance, as promptly as practicable. The Company and Parent agree that if the Company and Parent jointly determine it to be appropriate that the parties withdraw and resubmit the Joint Voluntary Notice submitted to CFIUS pursuant to this Section 6.4(b), the Company and Parent shall cooperate in withdrawing and resubmitting the Joint Voluntary Notice. Notwithstanding the foregoing, nothing in this Section 6.4(b) (including the obligation to use reasonable best efforts) shall require, or be construed to require, Parent or any of its Affiliates to agree to, offer, accept or suffer to have imposed upon it, any condition or mitigation that would require Parent to (i) sell, hold separate, divest, license or discontinue, before or after the Effective Time, any material assets, businesses, or interests of Parent and its Subsidiaries (excluding, for the avoidance of doubt, the Company and the Surviving Corporation), taken as a whole; or (ii) accept any conditions or restrictions on the Company or its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, assets, results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole. Notwithstanding anything to the contrary in this Section 6.4, the provisions of this Section 6.4(b) shall be the sole provisions in this Section 6.4 that apply to the parties’ obligations with respect to obtaining the CFIUS Clearance.

(c)    Without limiting the generality of anything contained in this Section 6.4, each of Parent and the Company shall, or shall cause its ultimate parent entity (as that term is defined in the HSR Act) to, as soon as reasonably practicable and in any event within ten Business Days following the date of this Agreement, if required, make an appropriate filing of a Notification and Report Form pursuant to the HSR Act (including seeking early termination of the waiting period under the HSR Act) with respect to the Transactions. None of Parent, US Holdco, Merger Sub or the Company shall commit to or agree with any Governmental Entity to stay, toll or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws or enter into a timing agreement with any Governmental Entity, without the prior written consent of the other parties.

(d)    Subject to the terms hereof, and without limiting the parties’ obligations under Section 6.4(e), the parties hereto shall, and shall cause each of their respective Subsidiaries to, cooperate and use their respective reasonable best efforts to obtain any Regulatory Approval, to respond to any government requests for information relating to any Regulatory Approval, to cause any waiting periods under any Applicable Laws relating to any Regulatory Approval to expire or be terminated, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any Restrictive Order. The parties hereto shall consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings relating to any Regulatory Approval. To the extent permitted by law or Governmental Entities reviewing the Transactions, the parties will provide each other the opportunity to participate in meetings and other substantive conversations with any such Governmental Entities in connection with the Transactions described herein.

(e)    In furtherance of the obligations set forth in this Section 6.4, and notwithstanding any limitations therein or elsewhere in this Agreement, but subject to the other provisions of this Section 6.4(e), Parent shall promptly take (and shall cause each of its Affiliates to take) any and all actions necessary or advisable in order to avoid or eliminate each and every impediment to the consummation of the Transactions and obtain all approvals and consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Entity, in each case with competent jurisdiction, so as to enable the parties to consummate the Transactions as promptly as practicable (and in any event by or before the Outside Date), including committing to, by consent decree or otherwise, operational restrictions or limitations on, and committing to or effecting, by consent decree, hold separate orders, trust or otherwise, the sale, license, disposition or holding separate of such assets or businesses of Parent, US Holdco, Merger Sub, the Company or any of their respective Affiliates (and the entry into agreements with, and submission to decrees, judgments, injunctions or orders of the relevant Governmental Entity) as may be required to obtain such approvals or consents of such Governmental Entities or to avoid the entry of, or to effect the dissolution of or vacate or lift, any decrees, judgments, injunctions or orders that would otherwise have the effect of preventing or delaying the consummation of the Transactions; provided that, nothing in this Section 6.4(e) shall require or be construed to require Parent or any of its Affiliates to agree to, offer, accept or suffer to have imposed upon it (i) any divestiture or license of any material assets of Parent and its Subsidiaries (excluding, for the avoidance of doubt, the Company and the Surviving Corporation), taken as a whole, (ii) any agreement to hold separate or discontinue operation of any material assets of Parent and its Subsidiaries (excluding, for the avoidance of doubt, the Company and the Surviving Corporation), taken as a whole or (iii) any conditions or restrictions that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, assets, results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole. If requested by Parent, the Company shall make, subject to the condition that the Transactions actually occur, any undertakings (including undertakings to accept operational restrictions or limitations or to make sales or other dispositions, provided that such restrictions, limitations, sales or other dispositions are conditioned upon the consummation of the Transactions) as are required to obtain any Regulatory Approval or to avoid the entry of, or to effect the dissolution of or vacate or lift, any Restrictive Order; provided, however, for the avoidance of doubt, the Company shall not be obligated to make any undertaking that could result in any penalty or fine (whether criminal, civil, or otherwise) upon, or any other liability to, any Person that is, prior to the Effective Time, a stockholder of the Company or a director, officer, or employee of the Company or any of its Subsidiaries. None of Parent, US Holdco, Merger Sub or the Company, directly or indirectly, through one or more of their respective Affiliates, shall take any action, including acquiring or making any investment in any person or any division or assets thereof, that would reasonably be expected to prevent or delay the satisfaction of any of the conditions contained in Article VII or the consummation of the Merger.

(f)    Without limiting the generality of anything contained in this Section 6.4, each of Parent and the Company shall promptly prepare and file a 60-day notice pursuant to Section 122.4(b) of the ITAR. Within 5 calendar days after Closing, Parent and the Company shall promptly prepare and file with DDTC notifications under Section 122.4(a) of the ITAR.

6.5    Public Disclosure. The Parent Announcements and any other press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by the Company and Parent. Except as may be required by law or stock market regulations, and except as provided in Sections 6.1 and 6.12, Parent and the Company shall use their respective commercially reasonable efforts to consult with the other party before issuing any other press release or otherwise making any public statement with respect to the Merger or this Agreement; provided, however, that these restrictions shall not apply to any Company or Parent communications (i) in connection with an Acquisition Proposal, Trigger Event or Company Board Recommendation Change (except as required under Section 6.1) or (ii) that are consistent in all material respects with previous press releases, public disclosures or public statements made by a party hereto in accordance with this Section 6.5, including investor conference calls, filings with the SEC, FCA or London Stock Exchange, or Q&As or other publicly disclosed documents. Nothing in this Section 6.5 shall limit the ability of the Company or Parent to make any internal announcements to their respective employees that are consistent with the prior public disclosures made in accordance with the terms of this Agreement regarding the Transactions.

6.6    Director and Officer Indemnification.

(a)    From and after the Effective Time, each of US Holdco and the Surviving Corporation shall, jointly and severally, indemnify, defend and hold harmless each Indemnified Party against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the Indemnified Party is or was an officer, director, manager, employee or agent of the Company or any of its Subsidiaries or, while an officer, director, manager or employee of the Company or any of its Subsidiaries, is or was serving at the request of the Company or one of its Subsidiaries as an officer, director, manager, employee or agent of another Person, in each case in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted by law. Each Indemnified Party will be entitled to advancement of expenses (including attorneys’ fees) incurred in the defense of any such Proceeding from each of US Holdco and the Surviving Corporation within ten Business Days of receipt by US Holdco or the Surviving Corporation from the Indemnified Party of a request therefor; provided that any Indemnified Party to whom expenses are advanced provides a written undertaking to repay such advances if it is determined by a final determination of a court of competent jurisdiction (which determination is not subject to appeal) that such Indemnified Party is not entitled to indemnification under Applicable Law. The indemnification agreements with the Company’s directors and officers that survive the Merger shall continue in full force and effect in accordance with their terms.

(b)    From the Effective Time through the six-year anniversary of the date on which the Effective Time occurs, the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and US Holdco shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions that are no less favorable with respect to indemnification, advancement of expenses and exculpation of individuals who, at the Effective Time, were current or former directors and officers of the Company and its Subsidiaries than are set forth in the certificate of incorporation and bylaws of the Company as in effect on the date of this Agreement.

(c)    Prior to the Closing, Parent shall, at its option, either (i) purchase, or cause US Holdco to purchase, a six-year extended reporting period endorsement (a “Reporting Tail Endorsement”) with respect to the Current D&O Insurance so long as the premium therefor would not be in excess of the Maximum Premium or (ii) allow the Company to arrange for the purchase of a Reporting Tail Endorsement with a premium therefor not in excess of the Maximum Premium; provided, however, that in the case of (i) and (ii), in the event the premium would exceed the Maximum Premium, the Company, Parent or US Holdco, as applicable, shall obtain a policy with the greatest coverage available for a cost equal to such amount. Parent, US Holdco and the Surviving Corporation shall maintain such Reporting Tail Endorsement in full force and effect for its full six-year term. If either the Reporting Tail Endorsement or the Company’s or the Surviving Corporation’s existing insurance expires, is terminated or is canceled during such six-year period (or, with respect to such existing insurance, the annual premium in respect thereof exceeds the Maximum Premium), the Surviving Corporation shall obtain, and Parent and US Holdco shall cause the Surviving Corporation to obtain, as much directors’ and officers’ liability insurance as can be obtained for the remainder of such period for a premium that is, when taken together with the premium paid for the Reporting Tail Endorsement, not in excess of the Maximum Premium, on terms and conditions no less advantageous to the Indemnified Parties than the Current D&O Insurance.

(d)    In the event US Holdco or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of US Holdco or the Surviving Corporation, as the case may be, shall expressly assume and succeed to the obligations set forth in this Section 6.6.

(e)    If any Indemnified Party makes any claim for indemnification or advancement of expenses under this Section 6.6 that is denied by US Holdco or the Company or the Surviving Corporation, and a court of competent jurisdiction determines that the Indemnified Party is entitled to such indemnification or advancement of expenses, then US Holdco, the Company or the Surviving Corporation shall pay the Indemnified Party’s costs and expenses, including legal fees and expenses, incurred by the Indemnified Party in connection with pursuing his or her claims to the fullest extent permitted by law.

(f)    From and after the date of this Agreement, Parent shall cause US Holdco and the Surviving Corporation (including their respective successors and permitted assignees) to comply with all of their respective obligations under this Section 6.6.

(g)    The provisions of this Section 6.6 (including, for the avoidance of doubt, Section 6.6(f)) are intended to be in addition to the rights otherwise available to any Indemnified Party by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

6.7    Notification of Certain Matters. Prior to the Effective Time, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent (in any case within two Business Days of discovery thereof) of (a) the occurrence, or failure to occur, of any event, development, circumstance or change which occurrence or failure to occur is reasonably expected to cause any representation or warranty of such Person (or, in case of Parent’s obligation to provide notice, any representation or warranty of US Holdco or Merger Sub) contained in this Agreement to be untrue or inaccurate (i) in the case of any representation or warranty of the Company, in any manner that would result in the failure of the condition set forth in Section 7.3(a) or (ii) in the case of any representation or warranty of Parent, US Holdco or Merger Sub, in any manner that would result in the failure of the condition set forth in Section 7.2(a), (b) any material failure by such Person (or, in case of Parent’s obligation to provide notice, any material breach by US Holdco or Merger Sub) to comply with or satisfy any covenant, condition or agreement set forth in this Agreement or (c) any written notice or other written communication from any Governmental Entity alleging that the Merger requires the consent or approval of such Governmental Entity. The parties hereto agree that the delivery of any notice pursuant to this Section 6.7 shall not, in and of itself, affect or be deemed to modify any representation or warranty in this Agreement or the conditions to the obligations of the parties to consummate the Transactions or the remedies available to the parties hereunder.

6.8    Rule 16b-3. Prior to the Effective Time, the Company shall take all such steps as may be required to cause the transactions contemplated by Section 2.3 and any dispositions of Company equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.9    Financing.

(a)    Parent shall use reasonable best efforts to consummate and obtain the Financing on the terms and subject only to the conditions set forth in the Financing Documents, including using reasonable best efforts to (i) maintain in effect and comply with the Financing Documents, (ii) satisfy (and cause its Affiliates to satisfy) on a timely basis all conditions applicable to Parent and its Affiliates in the Financing Documents (or, if necessary or deemed advisable by Parent, seek consents or waivers of conditions applicable to Parent or its applicable Subsidiary contained in such Financing Document), (iii) consummate the Debt Financing at or prior to the time the Closing is required to occur pursuant to Section 1.3, including using reasonable best efforts to cause the lenders and other Persons party to the Debt Financing Documents to fund the Debt Financing, (iv) conduct the Share Issue in accordance with the Parent Announcements (or any amendment or supplement thereto) and otherwise consummate the Equity Financing, including to cause the joint bookrunners and lead managers to procure subscribers for, and if such subscribers cannot be procured or default in their subscription, subscribe as principal, for any ordinary shares in the capital of Parent not properly subscribed and paid for in connection with the Share Issue in accordance with the terms of the Placing Agreement, (v) enforce its rights under the Financing Documents, and (vi) comply with its covenants and other obligations under the

Financing Documents. Parent shall not, without the prior written consent of the Company, (A) terminate or agree or otherwise assent to any termination of (or fail to exercise any right available to it under the Financing Documents to prevent the termination of), (B) agree to or permit any amendment, supplement or modification to be made to, or (C) grant any waiver of any provision under, in each case, the Financing Documents if such termination, amendment, supplement, modification or waiver would (x) reduce (or would have the effect of reducing) the aggregate amount of any portion of the Financing (including by increasing the amount of fees to be paid or original issue discount other than as effected pursuant to any market flex provisions expressly set forth in the Fee Letters) if such reduction would reduce the aggregate amount of the Financing (together with Parent’s existing cash resources) below the amount needed to fund the Payment Obligations on the Closing Date, (y) impose new or additional conditions precedent to the availability of the Financing or otherwise expand, amend or modify any of the conditions precedent to the Financing (or otherwise expand, amend or modify any other provision of the Financing Documents), in a manner that could reasonably be expected to delay or prevent or make less likely to occur the funding of the Financing (or satisfaction of the conditions to the Financing), with respect to the Equity Financing, promptly after the date of this Agreement and, with respect to the Debt Financing, on the Closing Date or (z) adversely impact the ability of Parent (or any Affiliate thereof) to enforce its rights against other parties to the Financing Documents. Parent shall deliver to the Company true and complete copies of any amendment, modification, supplement, consent or waiver to or under any Financing Document as soon as reasonably practicable following the execution thereof.

(b)    Parent shall keep the Company informed on a current basis and in reasonable detail, upon reasonable request by the Company, of the status of the Financing. Parent shall inform the Company promptly of (i) any actual or alleged breach or event of default (or event, development, circumstance or change that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or event of default), termination, cancellation or repudiation by any party to any of the Financing Documents of which Parent becomes aware, (ii) the receipt of any written notice or other written communication from any Financing Source with respect to any (A) actual or alleged breach, default, termination, cancellation or repudiation by any party to any of the Financing Documents of any provisions of the Financing Documents or (B) material dispute or disagreement between or among any parties to any of the Financing Documents with respect to the conditionality or amount of the Financing or the obligation to fund the Financing or the amount of the Financing to be funded, with respect to the Equity Financing, promptly after the date of this Agreement and, with respect to the Debt Financing, at the Closing, and (iii) the occurrence of an event, development, circumstance or change that could reasonably be expected to adversely impact the ability of Parent or its Subsidiaries to, or any other reason Parent believes that it will not be able to, obtain all or any portion of the Financing contemplated by the Financing Documents on the terms and conditions, in the manner and from the Financing Sources contemplated by any of the Financing Documents. As soon as reasonably practicable, Parent shall provide any additional information reasonably requested by the Company relating to any circumstance referred to in the immediately preceding sentence; provided that Parent shall not be required to provide any such additional information to the extent disclosure would be prohibited under Applicable Law or such disclosure could reasonably be expected to result in a waiver of attorney-client privilege (it being understood that (x) this proviso does not limit Parent’s obligations under the immediately preceding sentence and (y) Parent shall use commercially reasonable efforts to provide such information in a manner that does not result in a loss of attorney-client privilege). If any portion of the Financing becomes unavailable on the terms and conditions (including any applicable market flex provisions) contemplated by the Financing Documents, and such portion is required to fund the Payment Obligations, Parent shall promptly notify the Company in writing and Parent shall use reasonable best efforts to, as promptly as practicable after such portion of the Financing becomes so unavailable, arrange and obtain in replacement thereof, and negotiate and enter into definitive agreements with respect to, alternative financing from the same or alternative financing sources in an amount sufficient to fund the Payment Obligations on the Closing Date and with terms and conditions (including market flex provisions) not materially less favorable, taken as a whole, to Parent (or its Affiliates) than the terms and conditions set forth in the Financing Documents. Parent shall deliver to the Company true and complete copies of all contracts, agreements or other arrangements, including Fee Letters (which contracts, agreements or other arrangements may be redacted with respect to fee amounts, original issue discount, “market flex” provisions and other economic or commercially sensitive terms; provided, that such redactions do not relate to any terms that could adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount (other than with respect to original issue discount) of the Debt Financing or other funding being made available by such Debt Financing Source), pursuant to which any such alternative Financing source shall have committed to provide any portion of the Financing. For purposes of this Agreement, (I) references to the “Financing” shall include the financing contemplated by the Financing Documents as permitted to be amended, modified, supplemented or replaced in accordance with this Section 6.9, (II) references to the “Financing Documents,” the “Debt Financing Documents”, the “Facility Agreement”, and the “Placing Agreement” shall include such documents as permitted to be amended, modified, supplemented or replaced by this Section 6.9, (III) references to “Debt Financing” shall include the debt financing contemplated by the Debt Financing Documents as permitted to be amended, modified, supplemented or replaced in accordance with this Section 6.9, and (IV) references to “Equity Financing” shall include the underwriting of the Share Issue contemplated by the Placing Agreement as permitted to be amended, modified, supplemented or replaced in accordance with this Section 6.9.

(c)    Prior to the Closing Date, the Company shall use its reasonable best efforts to provide, and to cause its Subsidiaries to provide (and shall use its commercially reasonable efforts to cause its Representatives to provide), to Parent, in each case at Parent’s sole cost and expense, such reasonable cooperation as is customary and reasonably requested by Parent in connection with the Financing, including (i) upon reasonable request, the participation of senior officers in a reasonable number of meetings, presentations, conference calls, drafting sessions, due diligence sessions and sessions with rating agencies in connection with the Financing (in each case, at reasonably convenient times and locations) and (ii) using its reasonable best efforts to make available to Parent, its Subsidiaries, their advisors and their Debt Financing Sources such historical financial information and other information as Parent shall reasonably request of a type and form customarily included or required in connection with (x) marketing materials for a senior secured bank financing or (y) either a financing comparable to the Share Issue conducted in accordance with Applicable Law, including using its reasonable best efforts (except with respect to clause (v) below, in which case the Company will use its commercially reasonable efforts) to:

(i)    provide any financial information and data derived from the historical books and records of the Company and its Subsidiaries that is required to permit Parent, its Subsidiaries and their advisors to prepare the pro forma financial statements or other projections or forecasts required for the Parent Announcements (or any amendment or supplement thereto) (provided that Parent shall be responsible for the preparation of any pro forma financial statements and pro forma adjustments giving effect to the Merger and the Share Issue for use in connection with the offering of the Financing; provided, further, that in no event shall the Company be required to provide (A) any information regarding any post-Closing financial statements, or pro forma financial statements including post-Closing financial statements or adjustments, or any post-Closing pro forma adjustments desired to be incorporated into any information used in connection with the Financing, including any synergies or cost savings, projections, ownership or an as-adjusted capitalization table or any financial statements or information not available to the Company or not prepared in the ordinary course of its financial reporting practice or (B) any description of all or any component of the Financing, including any such description to be included in liquidity and capital resources disclosure, or other information customarily provided by the Financing Sources or their counsel);

(ii)    correct as promptly as reasonably practicable any information provided by or on behalf of it expressly for use in the Parent Announcements (or any amendment or supplement thereto), or which relates to the Company and is set forth in a disclosure the text of which is specifically approved in writing by the Company (including via email) expressly for use in the Parent Announcements (or any amendment or supplement thereto), in each case if and to the extent that, to the Company’s Knowledge, such information shall have become false or misleading in any material respect (or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or as otherwise required by Applicable Law, and Parent agrees to cause a supplemental announcement to the applicable Parent Announcement to be published or posted (as applicable) to correct such false or misleading statement (or such untrue statement or omission), in each case solely as and to the extent required by all Applicable Laws;

(iii)    assist with the preparation of materials for rating agency presentations, bank information memoranda and similar marketing documents for a syndicated bank financing; provided, however, that no bank information memoranda or other marketing materials, private placement memoranda or prospectuses in relation to debt or equity securities (including the Parent Announcements) shall in any event be issued by the Company or any of its Subsidiaries and all such materials prepared by or on behalf of or utilized by Parent, or any of their Financing Sources, in connection with the Financing shall include a disclaimer to the effect that none of the Company, its Subsidiaries or their respective Representatives have any liability for the use or misuse of the contents of such materials by the recipients thereof;

(iv)    cooperate in any process required for due diligence and verification in compliance with applicable requirements or customary practice;

(v)    obtain its accountants’ participation in the due diligence process, obtain from its accountants customary accountants’ comfort letters reasonably requested by Parent, and cause the Company’s accountants to consent to the use of their reports (and provide customary representation letters and cooperation to such accountants in connection with such comfort letters and auditor consents) in the Share Issue and the related Parent Announcements (or any amendment or supplement thereto);

(vi)    facilitate the entrance into definitive documents and instruments relating to guarantees, the pledge of collateral and other matters ancillary to the Financing and the Parent Announcements, including any offering of Parent ordinary shares in the Share Issue; provided, that any obligations of the Company or any of its Subsidiaries contained in all such agreements and documents shall be subject to the occurrence of the Closing and effective no earlier than the Closing;

(vii)    if requested by Parent, assist in obtaining a customary debt pay-off letter and customary lien terminations or releases with respect to the Columbus Credit Facility and all security interests and guarantees granted in connection therewith (and delivering to Parent a draft of such pay-off letter and such lien terminations or releases at least five Business Days in advance of the Closing Date); and

(viii)    furnish to Parent and its Debt Financing Sources as promptly as reasonably practicable, and in any event no later than 10 Business Days prior to the Closing, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, to the extent requested in writing by Parent at least 15 Business Days prior to the Closing.

(d)    Such requested cooperation shall not, in the Company’s reasonable judgment, unreasonably interfere with the ongoing business or operations of the Company or any of its Subsidiaries (and in no event shall the Company be obligated to provide, or to cause its Subsidiaries or Representatives to provide, any such requested cooperation if, in the Company’s reasonable judgment, such cooperation would so interfere with such business or operations or would otherwise violate any legal requirement or contractual obligation of the Company (including providing information that the Company reasonably deems to be competitively sensitive information or the provision of which could reasonably be expected to be materially damaging to the Company’s or its Subsidiaries’ relationships with their customers or employees)). In no event shall the Company or any of its Subsidiaries be required to bear any cost or expense, pay any commitment, underwriting or other fee, enter into any definitive agreement, incur any other liability or obligation, make any other payment or agree to provide any indemnity in connection with the Financing or any of the foregoing prior to the Effective Time. In addition, nothing in this Section 6.9 shall require any action that would conflict with or violate the Company’s or any Subsidiary’s organizational documents in effect as of the date of this Agreement or any Applicable Laws or result in, prior to the Effective Time, the contravention of, or that would reasonably be expected to result in, prior to the Effective Time, a violation or breach of, or default under, any material contract to which the Company or any of its Subsidiaries is a party or any material permit, license, certificate, franchise, registration, approval, grant or other authorization from any Governmental Entity that is held by the Company or any of its Subsidiaries (or by which the Company or any of its Subsidiaries is bound). For the avoidance of doubt, none of the Company or its Subsidiaries or their respective officers, directors (with respect to any Subsidiary of the Company) or employees shall be required to execute or enter into or perform any agreement with respect to the Financing contemplated by the Financing Documents that is not contingent upon the Closing or that would be effective prior to the Closing and no directors of the Company or any Subsidiary that will not be continuing directors, acting in such capacity, shall be required to execute or enter into or perform any agreement, or to pass any resolutions or consents, with respect to the Financing. The Company hereby consents to the use of all logos of the Company and its Subsidiaries in connection with the Financing so long as such logos (i) (A) are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and (B) are used solely in connection with a description of the Company, its business and products or the Transactions or (ii) are used in any other manner as approved in writing by the Company. Parent shall, upon request by the Company from time to time prior to the Closing Date, promptly reimburse the Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and fees and expenses of the Company’s accounting firms engaged to assist in connection with the Financing) incurred by the Company or any of its Subsidiaries or any of their respective Representatives in connection with the Financing, including the cooperation of the Company or any of its Subsidiaries or any of their respective Representatives prior to the date of this Agreement and such cooperation contemplated by this Section 6.9 and the compliance by the Company or any of its Subsidiaries or any of their respective Representatives with its obligations under this Section 6.9, and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the arrangement of the Financing and any information used in connection therewith (other than information supplied by or on behalf of the Company, or which relates to the Company and is set forth in a disclosure the text of which is specifically approved in writing by the Company (including via email), in each case expressly for use in connection with the Financing), including in connection with compliance by the Company or any of its Subsidiaries or any of their respective Representatives with its obligations under this Section 6.9; provided, however that the reimbursement and indemnification obligations of Parent shall not apply to the extent that the relevant amounts result from the Company’s or any of its Subsidiaries’ fraud, gross negligence or willful misconduct, in each case, as determined by a final and non-appealable judgment of a court of competent jurisdiction. Nothing contained in this Section 6.9 or otherwise shall require the Company or any of its Subsidiaries to be a borrower or obligor with respect to the Financing prior to the Effective Time.

(e)    In no event shall Parent or any of its Affiliates (which for purposes of this Section 6.9(e) shall be deemed to include each direct or indirect investor or potential investor in Parent or any of Parent’s or any such investor’s financing sources or potential financing sources or other Representatives), without the prior written consent of the Company, (i) award any agent, broker, investment banker, financial advisor or other firm or person except Numis Securities Limited, Joh. Berenberg, Gossler & Co. KG, London Branch and Goldman Sachs International any financial advisory role on an exclusive basis in connection with the Transactions or (ii) prohibit or seek to prohibit any bank or investment bank or other potential provider of debt or equity financing from providing or seeking to provide financing or financial advisory services to any Person in connection with a transaction relating to the Company or its Subsidiaries or in connection with the Transactions.

(f)    Without prejudice to Section 7.1(b), Section 7.1(c), Section 7.3(e) or Section 10.10(c), Parent, US Holdco and Merger Sub acknowledge and agree that, notwithstanding the Company’s obligations under Section 6.9(c), none of the obtaining of the Financing or any permitted alternative financing, or the completion of any issuance of securities contemplated by the Financing, is a condition to the Closing.

(g)    All non-public or otherwise confidential information regarding the Company obtained by Parent, US Holdco or any of their Representatives pursuant to Section 6.9(c) above shall be kept confidential in accordance with the Confidentiality Agreement; provided that, upon notice to the Company, Parent may provide such information to potential sources of capital and to rating agencies and prospective lenders and investors for the purpose of the Equity Financing and/or during syndication of the Financing (including any permitted alternative financing) subject to customary confidentiality arrangements with such Persons regarding such information.

(h)    Notwithstanding anything contained herein to the contrary, the condition set forth in Section 7.3(b), as it applies in respect of the Company’s obligations under this Section 6.9, shall be deemed satisfied unless the Company has knowingly and willfully materially breached its obligations under this Section 6.9 and such breach was a proximate cause in Parent not being able to obtain the Financing.

6.10    Control of Operations. Without in any way limiting any party’s rights or obligations under this Agreement, (a) nothing contained in this Agreement is intended to give Parent, US Holdco or Merger Sub, directly or indirectly, the right to (i) control or direct the Company’s or the Company’s Subsidiaries’ operations prior to the Effective Time or (ii) any information the Company reasonably deems to be competitively sensitive information or the provision of which could reasonably be expected to be materially damaging to the Company’s or its Subsidiaries’ relationships with their customers or employees, (b) prior to the Effective Time, the Company shall exercise, subject to the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations and (c) notwithstanding anything to the contrary set forth in this Agreement, no consent of Parent, US Holdco or Merger Sub shall be required with respect to any matter set forth in Section 5.1 or elsewhere in this Agreement to the extent that the requirement of such consent would reasonably be expected to violate any Applicable Law.

6.11    Security Holder Litigation. Each of Parent and the Company shall notify the other party of any Proceeding brought, or threatened, against such party or its directors or officers relating to the Merger or the Transactions promptly after becoming aware of such Proceeding. The Company shall give Parent the right to participate, at Parent’s expense, in the defense or settlement of any such Proceeding against the Company (including the reasonable opportunity to review and comment in advance on all filings or written responses to be made by the Company in connection with any such Proceeding). No compromise or full or partial settlement of any such Proceeding shall be agreed to by the Company without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

6.12    Preparation of Proxy Statement; Company Stockholders Meeting.

(a)    As soon as practicable after the date of this Agreement, but in any event, within 20 Business Days thereafter (subject to Parent’s reasonable cooperation), the Company shall (i) prepare (with Parent’s reasonable cooperation) and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of the Company relating to a special meeting of the Company’s stockholders (the “Company Stockholders Meeting”) to consider, among other matters, the adoption of this Agreement, and (ii) set a record date for determining the stockholders entitled to notice of and to vote at the Company Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith. Parent shall furnish all information concerning Parent, US Holdco and Merger Sub to the Company as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing (including by responding to comments of the SEC on a timely and expeditious basis). Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Proxy Statement. The Company will advise Parent promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide Parent with copies of any written communication from the SEC or any state securities commission and a reasonable opportunity to participate in the responses thereto. Following the Proxy Statement having been cleared by the SEC (or after 10 calendar days have passed since the filing of the preliminary Proxy Statement with the SEC without notice from the SEC of its intent to review the Proxy Statement), the Company shall cause the Proxy Statement, promptly following the calling of the Company Stockholders Meeting, as applicable, to be mailed to its stockholders and to be filed as required with the SEC. If, at any time prior to the date of the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates, officers or directors, should be discovered by the Company or Parent that is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement shall not contain, before the stockholders of the Company have voted, any untrue statement of a material fact or omit to state any material fact required to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall promptly be filed with the SEC and, to the extent required under Applicable Law, disseminated to stockholders of the Company; provided that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any party hereunder or otherwise affect the remedies available to any party hereunder. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto, as applicable) or responding to any comments of the SEC with respect thereto, the Company (A) shall provide Parent a reasonable opportunity to review and comment on such document or response and (B) shall give due consideration to any comments proposed by Parent.

(b)    Unless the Company Board has made a Company Board Recommendation Change, the Company shall (i) through the Company Board, recommend to its stockholders that they adopt this Agreement and include such recommendation in the Proxy Statement, (ii) duly take all lawful action pursuant its certificate of incorporation, bylaws, the rules of the New York Stock Exchange and the DGCL to call, give notice of, convene and hold the Company Stockholders Meeting as promptly as practicable following the date hereof, for the purpose of (A) obtaining the Company Stockholder Approval, (B) voting on a proposal to adjourn the Company Stockholders Meeting and (C) if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith, (iii) subject to any Company Board Recommendation Change that the Company Board is permitted to make, take all lawful action to solicit the adoption of this Agreement by the Company’s stockholders; provided, however, that the Company Board shall be permitted to adjourn, delay or postpone the Company Stockholders Meeting in accordance with Applicable Law (but not beyond the Outside Date) (A) if the Company Board has determined in good faith after consultation with legal counsel that the failure to so adjourn, delay or postpone the Company Stockholders Meeting would be inconsistent with its fiduciary duties under Applicable Law, (B) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith after consultation with legal counsel is required under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholders Meeting, (C) to the extent required by a court of competent jurisdiction in connection with any Proceedings in connection with this Agreement, (D) if there are insufficient shares of Company Common Stock represented (either in person or by proxy) at the Company Stockholders Meeting to constitute a quorum necessary to conduct business or (E) to permit the solicitation of additional proxies if the Company reasonably believes it may be necessary to obtain the Company Stockholder Approval.

6.13    Takeover Laws. If any Takeover Law may become, or may purport to be, applicable to the Transactions, each of Parent and the Company and the members of their respective boards of directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.

6.14    Share Admission. Parent shall use its best efforts to cause the Share Admission to occur as soon as reasonably practicable after the date of this Agreement in accordance with the terms of the Placing Agreement.

6.15    Approval by Sole Stockholder of Merger Sub. Immediately following the execution and delivery of this Agreement, US Holdco, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the Merger in accordance with the DGCL.

6.16    Employee Matters.

(a)    For a period beginning at the Effective Time and ending on the earlier of (i) December 31 of the calendar year following the calendar year in which the Closing occurs and (ii) the termination of employment of the relevant Continuing Employee (as defined below), Parent shall, or shall cause the Surviving Corporation to, provide to the employees of the Company immediately prior to, and who remain so employed immediately following, the Effective Time (each, a “Continuing Employee”) (A) on an individual basis, an annual base salary or base wage rate (as applicable) and a target annual cash bonus opportunity or target cash commissions opportunity that are no less favorable, in the aggregate, than the annual base salary or base wage rate (as applicable) and target annual cash bonus opportunity or target cash commissions opportunity in effect immediately prior to the Effective Time under the Company Employee Plans, and (B) on a group basis, employee benefit plans and arrangements (other than base salaries or base wages, bonus opportunities, severance benefits, defined benefit pension, nonqualified deferred compensation, retiree or post-termination health or welfare benefit, equity or equity based compensation and retention or change in control-related compensation or benefits (collectively, the “Specified Arrangements”)) that are no less favorable in the aggregate than the employee benefit plans and arrangements (other than the Specified Arrangements) provided to Continuing Employees immediately prior to the Effective Time under the Company Employee Plans.

(b)    Without limiting Parent’s obligations under Section 6.16(a), Parent shall maintain (or cause an affiliate of Parent to maintain) the Company’s Short-Term Incentive Plan (the “STIP”), as in effect as of the date of this Agreement, until at least the end of calendar year 2021, and shall pay (or cause an affiliate of Parent to pay) to each Continuing Employee who was a participant in the STIP immediately prior to the Closing Date an award thereunder for calendar year 2021, in accordance with the terms thereof (including achievement of all applicable performance measures), with such modifications, if any, to the performance objectives as are appropriate to reflect the Transactions, subject to each such Continuing Employee’s continued employment with Parent or an affiliate thereof through December 31, 2021, payable at such time(s) as Parent may determine, but in no event later than March 15, 2022, and in each case determined in accordance with the calculation principles set forth on Section 6.16(b) of the Company Disclosure Schedule; provided, however, that, notwithstanding the foregoing, each such Continuing Employee’s payout under the STIP in respect of calendar year 2021 shall be no less than such employee would have received under the STIP as in effect as of the date of this Agreement; provided, further, that, from and after the Effective Time, Parent shall not interpret, amend or modify the STIP in a manner that would adversely affect the rights of any participant under the STIP in respect of calendar year 2021.

(c)     If requested by Parent at least 15 days prior to the Closing Date, the Company shall adopt written resolutions of the appropriate governing body in a form reasonably satisfactory to Parent (copies of which shall be provided to Parent prior to the Closing), to terminate each Company Employee Plan intended to be qualified under Section 401(a) of the Code (the “Company 401(k) Plan”), and to fully vest all participants under such Company 401(k) Plan, such termination and vesting to be effective no later than the Business Day preceding the Closing Date; provided, however, that the Company 401(k) Plan termination and full vesting of participants thereunder may be made contingent upon the consummation of the Transactions.

(d)    With respect to any 401(k) plan of the Surviving Corporation and any vacation, paid time-off and severance plans in which Continuing Employees are eligible to participate after the Effective Time, for purposes of eligibility to participate, level of benefits and vesting, and accrual of vacation and paid-time-off, each Continuing Employee’s service with the Company (as well as service with any predecessor employer of the Company, to the extent service with the predecessor employer was recognized by the Company) shall be treated as service with the Surviving Corporation to the same extent such service was recognized for the same purpose under a similar Company Employee Plan in which such Continuing Employee participated immediately prior to the Effective Time; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits or compensation for the same period of service. No Continuing Employee shall be credited with his or her years of service with the Company and its predecessors before the Effective Time for purposes of benefit accruals under any defined benefit pension plans or any retiree medical or life insurance or other welfare-type benefits, or for any purposes under any equity or equity-based plans, that are maintained by Parent and its Subsidiaries.

(e)    Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to, waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any group health benefit plan maintained by the Surviving Corporation in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time and in the plan year in which the Effective Time occurs, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Employee Plan immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses paid by each Continuing Employee (and his or her covered, eligible dependents) during the plan year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant group health benefit plans in which they will be eligible to participate from and after the Effective Time and in the plan year in which the Effective Time occurs.

(f)    Nothing contained in this Section 6.16, whether express or implied, shall be treated as an establishment, termination, amendment or other modification of any benefit or compensation plan, program, agreement, contract, policy or arrangement, or shall limit the right of Parent, the Surviving Corporation or any of their Affiliates to establish, amend, terminate or otherwise modify any benefit or compensation plan, program, agreement, contract, policy or arrangement following the Effective Time. Nothing in this Section 6.16, whether express or implied, shall create any rights or remedies whatsoever, including any third-party beneficiary or other rights, in any Person not a party to this Agreement, or shall be construed to create any right to employment or service with Parent, the Surviving Corporation or any of its Affiliates or continued employment or to any particular term or condition of employment or to limit the ability of Parent or the Surviving Corporation or any of their Affiliates to terminate the employment or service of any service provider (including any Continuing Employee) at any time and for any or no reason.

ARTICLE VII

CONDITIONS TO MERGER

7.1    Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction, or waiver by Parent (on behalf of Parent, US Holdco and Merger Sub) and the Company (if permissible under applicable Law), on or prior to the Closing Date of the following conditions (provided that no party may invoke the failure or nonsatisfaction of any such condition if the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement has been a principal cause of the failure or nonsatisfaction of such condition, or if such failure or nonsatisfaction of such condition resulted principally from the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement):

(a)    the Company Stockholder Approval shall have been obtained;

(b)    any waiting period (and any extension thereof) applicable to the consummation of the Transactions, including the Merger, under the HSR Act shall have expired or early termination thereof shall have been granted;

(c)    the CFIUS Clearance shall have been obtained; and

(d)    no Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

7.2    Conditions to the Obligations of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction, or waiver by the Company, on or prior to the Closing Date of the following conditions:

(a)    the representations and warranties of Parent, US Holdco and Merger Sub contained in this Agreement that (i) are not made as of a specific date shall be true and correct as of the Closing Date as though made on and as of the Closing Date, and (ii) are made as of a specific date shall be true and correct as of such date, in each case in (i) and (ii), except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth in such representations and warranties) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(b)    each of Parent, US Holdco and Merger Sub shall have performed in all material respects its covenants and obligations required to be performed by it under this Agreement on or prior to the Closing Date; and

(c)    the Company shall have received a certificate, dated as of the Closing Date, signed by an executive officer of Parent certifying as to the matters set forth in Section 7.2(a) and Section 7.2(b).

7.3    Conditions to the Obligations of Parent, US Holdco and Merger Sub. The obligation of Parent, US Holdco and Merger Sub to effect the Merger is also subject to the satisfaction, or waiver by Parent (on behalf of Parent, US Holdco and Merger Sub), on or prior to the Closing Date of the following conditions:

(a)    (i) the representations and warranties of the Company contained in the first, second and third sentences of Section 3.1, Section 3.2, Section 3.4(a), Section 3.21, Section 3.22 and Section 3.23 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date; (ii) the representations and warranties of the Company contained in the first sentence Section 3.7 shall be true and correct in all respects as of the date of this Agreement; (iii) the representations and warranties of the Company contained in Section 3.2 shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (other than any such representation or warranty that is made as of a specific date, which need only be true and correct as of such date), except where the failure to be true and correct is, in the aggregate, de minimis in nature and amount; and (iv) all other representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (other than any such representation or warranty that is made as of a specific date, which need only be true and correct as of such date), except where the failure of such representations or warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth in such representations and warranties) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(b)    the Company shall have performed in all material respects its covenants and obligations required to be performed by it under this Agreement on or prior to the Closing Date;

(c)    Parent shall have received a certificate, dated as of the Closing Date, signed by an executive officer of the Company certifying as to the matters set forth in Section 7.3(a) and Section 7.3(b);

(d)    since the date of this Agreement no effect, development, circumstance or change shall have occurred, individually or in the aggregate, that had, or would reasonably be expected to have, a Company Material Adverse Effect that is continuing as of the Closing Date; and

(e)    the Share Admission shall have occurred.

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1    Termination. This Agreement may be terminated only pursuant to this Section 8.1. This Agreement may be terminated and the Merger may be abandoned, whether before or after the Company Stockholder Approval (except as otherwise expressly noted) or the approval of the adoption of this Agreement by the sole stockholder of Merger Sub (with respect to Sections 8.1(b)

through 8.1(l), by written notice by the terminating party to the other party specifying the provisions of this Agreement pursuant to which such termination is effected):

(a)    by mutual written consent of Parent and the Company at any time prior to the Effective Time;

(b)    by either Parent or the Company at any time prior to the Effective Time and after the Outside Date if the Effective Time shall not have occurred on or before the Outside Date; provided that if on the Outside Date any of the conditions set forth in Section 7.1(c) or Section 7.1(d) (where the failure of such condition set forth in Section 7.1(d) to be satisfied is a result of (I) an order, executive order, stay, decree, judgement, ruling or injunction of any Governmental Entity pursuant to the DPA or otherwise in connection with CFIUS’s review of the Transactions, or (II) a statute, rule or regulation that constitutes a part of or is issued under the DPA (or otherwise relates to CFIUS’s review of the Transactions), in the case of (I) or (II), that has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger) shall not have been satisfied (or, if permissible under applicable Law, waived by Parent and the Company) but all other conditions in Article VII shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date shall be automatically extended until January 31, 2022 (and in the case of any extension pursuant to this proviso, any reference to the Outside Date in any other provision of this Agreement shall be a reference to the Outside Date, as so extended); provided, further that the right to terminate this Agreement pursuant to this Section 8.1(b) shall (i) not be available to any party hereto if the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement has been a principal cause of the failure of the Effective Time to occur on or before the Outside Date (or if the failure of the Effective Time to occur on or before the Outside Date resulted principally from the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement), and (ii) be subject to the proviso set forth in Section 8.1(k);

(c)    by either Parent or the Company at any time prior to the Effective Time if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; provided, however, that a party hereto shall not be permitted to terminate this Agreement pursuant to this Section 8.1(c) if the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement has been a principal cause of the issuance of such order, decree, or ruling or the taking of such other action (or if the issuance of such order, decree, or ruling or the taking of such other action resulted principally from the failure of such party (or any Affiliate of such party) to fulfill any obligation under this Agreement);

(d)    by Parent or the Company if the Company Stockholder Approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor, or at any adjournment or postponement thereof, at which a vote on the adoption of this Agreement was taken;

(e)    by Parent, prior to the Effective Time, if: (i) the Company Board shall have effected a Company Board Recommendation Change; (ii) a tender offer or exchange offer for outstanding shares of Company Common Stock that constitutes an Acquisition Proposal shall have been commenced (other than by Parent or an Affiliate of Parent) and the Company Board shall have failed to, within 10 Business Days after the commencement of such tender or exchange offer, recommend against acceptance of such offer; or (iii) the Company shall have materially breached its obligations under Section 6.1 (each of clauses (i) through (iii), a “Trigger Event”);

(f)    by the Company at any time prior to receipt of the Company Stockholder Approval, in the event that: (i) the Company shall have received a Superior Proposal, (ii) the Company shall have complied with its obligations under Section 6.1(d) and (iii) substantially concurrently with the termination of this Agreement, and as a condition to the effectiveness of such termination, the Company pays (or causes to be paid) to Parent the Company Termination Fee contemplated by Section 8.3(b)(iii) and the Company enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal;

(g)    by Parent, prior to the Effective Time, if (i) there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or such representation and warranty shall have become untrue after the date of this Agreement, (ii) such breach, untruth or failure to perform would cause the conditions set forth in Section 7.3(a) or Section 7.3(b) not to be satisfied, and (iii) such breach, untruth or failure is either not curable, or if curable, is not cured by the earlier of (A) twenty Business Days following receipt by the Company of written notice thereof from Parent and (B) the Outside Date; provided that the right to terminate pursuant to this Section 8.1(g) shall not be available to Parent if Parent, US Holdco or Merger Sub is then in breach of any representation, warranty or covenant under this Agreement or any representation and warranty of Parent in this Agreement fails to be true and correct, in each case, such that it would give rise to the failure of a condition in Section 7.2(a) or Section 7.2(b);

(h)    by the Company, prior to the Effective Time, if (i) there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Parent, US Holdco or Merger Sub set forth in this Agreement, or such representation and warranty shall have become untrue after the date of this Agreement, (ii) such breach, untruth or failure to perform would cause the conditions set forth in Section 7.2(a) or Section 7.2(b) not to be satisfied, and (iii) such breach, untruth or failure is either not curable or, if curable, is not cured by the earlier of (A) twenty Business Days following receipt by Parent of written notice thereof from the Company and (B) the Outside Date; provided that the right to terminate pursuant to this Section 8.1(h) shall not be available to the Company if the Company is then in breach of any representation, warranty or covenant under this Agreement or any representation and warranty of the Company in this Agreement fails to be true and correct, in each case, such that it would give rise to the failure of a condition in Section 7.3(a) or Section 7.3(b);

(i)    by the Company if (i) the Placing Agreement is terminated or (ii) any underwriter to the Share Issue invokes a failure of any condition to the underwriting of the Share Issue under the Placing Agreement and such failure of such condition either is not curable or, if curable, is not cured prior to the Outside Date;

(j)    by the Company if the completion of the Share Admission has not occurred on or before August 2, 2021;

(k)    by the Company if (i) the conditions set forth in Section 7.1 and Section 7.3 (other than those conditions that by their nature are to be satisfied at the Closing, each of which would be capable of being satisfied at the Closing if the Closing occurred on the date of the notice referred to in clause (ii) below or have been waived by Parent) have been satisfied or waived by Parent; (ii) on or after the date the Closing should have occurred pursuant to Section 1.3, the Company has delivered written notice to Parent that (A) the conditions set forth in Section 7.1 and Section 7.3 (other than those conditions that by their nature are to be satisfied at the Closing, each of which would be capable of being satisfied at the Closing if the Closing occurred on the date of such notice or have been waived by Parent) have been satisfied or waived by Parent and (B) the Company is irrevocably ready, willing and able to consummate the Closing; and (iii) Parent, US Holdco and Merger Sub fail to consummate the Closing within three Business Days after the delivery by the Company to Parent of such notice and the Company stood ready, willing and able to effect the Closing through the end of such three Business Day period; provided that, notwithstanding anything to the contrary in Section 8.1(b), Parent shall not be permitted to terminate this Agreement pursuant to Section 8.1(b) during such three Business Day period following delivery of the notice referred to in clause (iii) above; or

(l)    by Parent or Company at any time prior to the Effective Time if a CFIUS Turndown Event has occurred.

8.2    Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 8.1, this Agreement shall immediately terminate and be of no further force and effect and there shall be no liability or obligation on the part of Parent, the Company, US Holdco, Merger Sub or their respective Representatives, stockholders or Affiliates; provided that, subject to Section 8.3, (a) any such termination shall not relieve any party hereto from liability for any actual and intentional fraud or any Willful Breach (except, with respect to Willful Breach, as set forth in Section 8.3) and (b) the provisions of Section 6.3(a) (Confidentiality), this Section 8.2 (Effect of Termination), Section 8.3 (Fees and Expenses), Article IX (Defined Terms), Article X (Miscellaneous), the expense reimbursement and indemnification provisions of Section 6.9(d) and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

8.3    Termination Payment and Expenses.

(a)    In the event this Agreement is validly terminated by Parent or the Company pursuant to Section 8.1(d) and prior to the date of the Company Stockholders Meeting the Company has received a bona fide Acquisition Proposal or a bona fide Acquisition Proposal has been publicly disclosed, which Acquisition Proposal has not been withdrawn prior to the date of the Company Stockholders Meeting, then the Company will reimburse Parent for Parent’s reasonable and documented out-of-pocket third-party expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement, the Merger and the other Transactions up to an amount equal to $1,200,000 (the “Company Expense Reimbursement Payment”) within two Business Days after termination of this Agreement pursuant to Section 8.1(d);

provided, however, in no event shall the Company be required to pay the Company Expense Reimbursement Payment if it has paid the Company Termination Fee in full. The parties acknowledge and agree that in no event will the Company be required to pay the Company Expense Reimbursement Payment on more than one occasion. The Company Expense Reimbursement Payment paid by the Company to Parent in accordance with this Section 8.3(a) shall be credited against any Company Termination Fee obligation that becomes due pursuant to Section 8.3(b).

(b)    In the event this Agreement is validly terminated:

(i)    by either the Company or Parent pursuant to Section 8.1(b) (but only if, at the time of such termination, the Company Stockholder Approval has not been obtained), by either the Company or Parent pursuant to Section 8.1(d) or by Parent pursuant to Section 8.1(g), and, in each case, (A) prior to the date of termination (in the case of a termination pursuant to Section 8.1(b) or Section 8.1(g)) or the date of the Company Stockholders Meeting (in the case of a termination pursuant to Section 8.1(d)), the Company has received a bona fide Acquisition Proposal or a bona fide Acquisition Proposal has been publicly disclosed, which Acquisition Proposal has not been withdrawn prior to such date, and (B) within 12 months of the date of such termination, the Company consummates any Acquisition Proposal or enters into a definitive agreement with respect to any Acquisition Proposal that is thereafter consummated; provided that for purposes of this Section 8.3(b)(i) the references to “15%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%”;

(ii)    by Parent pursuant to Section 8.1(e); or

(iii)    by the Company pursuant to Section 8.1(f);

then, in each case, the Company will pay Parent as consideration for the disposition of rights acquired under this Agreement an aggregate amount equal to $12,000,000 (the “Company Termination Fee”) by wire transfer of immediately available funds to an account designated in writing by Parent (1) in the case of a payment required by Section 8.3(b)(i), within two Business Days after consummation of such Acquisition Proposal, (2) in the case of a payment required by Section 8.3(b)(ii), within two Business Days after termination of this Agreement, or (3) in the case of a payment required by Section 8.3(b)(iii), concurrently with or prior to termination of this Agreement, in each case subject to Section 8.4. The parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion.

(c)    In the event this Agreement is validly terminated:

(i)    by the Company pursuant to Section 8.1(i) or Section 8.1(j);

(ii)    by the Company pursuant to Section 8.1(k);

(iii)    by Parent or the Company pursuant to:

(A)    Section 8.1(l);

(B)    Section 8.1(c) as a result of a nonappealable final order, decree or ruling issued by, or any other nonappealable final action by, any Governmental Entity pursuant to any Antitrust Law or the DPA or otherwise in connection with CFIUS’s review of the Transactions, that has the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger;

(C)    Section 8.1(b), if, at the time of such termination, all conditions set forth in Section 7.1 and Section 7.3 have been satisfied or waived by Parent (or, in the case of any such conditions that by their nature are to be satisfied at the Closing, would be capable of being satisfied at the Closing if the Closing occurred on the date of such termination), other than any one or more of: (x) the condition set forth in Section 7.1(d), where the failure of such condition to be satisfied is a result of (I) an order, executive order, stay, decree, judgement, ruling or injunction of any Governmental Entity pursuant to any Antitrust Law, or pursuant to the DPA or otherwise in connection with CFIUS’s review of the Transactions, or (II) a statute, rule or regulation that constitutes or is issued under an Antitrust Law or that constitutes a part of or is issued under the DPA (or otherwise relates to CFIUS’s review of the Transactions), in the case of (I) or (II), that has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, (y) the condition set forth in Section 7.1(b) or (z) the condition set forth in Section 7.1(c); or

(iv)    by Parent pursuant to Section 8.1(b), if, at the time of such termination, the Company would be entitled to terminate this Agreement pursuant to (A) Section 8.1(h) as a result of Parent’s material breach of its covenants set forth in Section 6.4(b), Section 6.4(c) or Section 6.4(e) or (B) Section 8.1(i);

then, in each case, Parent will pay the Company as consideration for the disposition of rights acquired under this Agreement an aggregate amount equal to $12,000,000 plus the Company’s reasonable and documented out-of-pocket third-party expenses incurred during fiscal year 2021 in connection with the preparation, negotiation, execution and performance of this Agreement, the Merger and the other Transactions up to an amount equal to the lesser of (A) $5,000,000 and (B) 1% of Parent’s market capitalization as of the date of such termination minus $12,000,000 (such aggregate amount, the “Parent Termination Fee” and, together with the Company Expense Reimbursement Payment and the Company Termination Fee, the “Termination Payments”) by wire transfer of immediately available funds (to an account designated in writing by the Company) within two Business Days after termination of this Agreement, subject to Section 8.4. The parties acknowledge and agree that in no event will Parent be required to pay the Parent Termination Fee on more than one occasion.

(d)    Each party acknowledges that the Termination Payments do not constitute penalties, the agreements contained in this Section 8.3 are an integral part of the Merger and the other Transactions, and, without these agreements, no party would have entered into this Agreement. Accordingly, in the event any Termination Payment is required to be paid pursuant to Section 8.3(a), Section 8.3(b) or Section 8.3(c) and the Company or Parent, as applicable, fails to timely pay to the other party such Termination Payment (or any portion thereof) and, in order to obtain such payment, Parent or the Company, as applicable, commences a Proceeding that results in a judgment against the Company or Parent, as applicable, for such Termination Payment (or such unpaid portion thereof, as applicable), the Company or Parent, as applicable, will pay the other party its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees and disbursements of counsel or other professionals and experts and court costs) in connection with such Proceeding, together with interest on such Termination Payment (or such unpaid portion thereof, as applicable) at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by the other party) in effect on the date such Termination Payment was required to be paid from such date through the date of full payment thereof.

(e)    Except in the case of actual and intentional fraud or Willful Breach, if the Company Termination Fee is required to be paid pursuant to Section 8.3(b) or the Company Expense Reimbursement Payment is required to be paid pursuant to Section 8.3(a), and such Company Termination Fee or Company Expense Reimbursement Payment (as applicable) is so paid, Parent’s right to receive the Company Termination Fee or the Company Expense Reimbursement Payment (as applicable) and any additional amounts pursuant to Section 8.3(d) will be the sole and exclusive remedies of Parent, its Subsidiaries (including US Holdco and Merger Sub), any of Parent’s or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, financing sources (including the Financing Sources), agents and other Representatives and any other Person against the Company, the Company’s Subsidiaries, and any of the Company’s or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, agents or other Representatives for any loss suffered as a result of any breach of any covenant, agreement, representation or warranty in this Agreement or the failure of the Merger and the other Transactions to be consummated, and none of the Company, the Company’s Subsidiaries, or any of the Company’s or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, agents or other Representatives shall have any further liability relating to or arising out of this Agreement or the Transactions; provided that this Section 8.3(e) shall not limit (i) the right of Parent, after receiving the Company Expense Reimbursement Payment, to receive the Company Termination Fee (less the Company Expense Reimbursement Payment) in the circumstances expressly contemplated in Section 8.3(b), or (ii) the right of Parent and US Holdco to specific performance of this Agreement pursuant to Section 10.10 (subject to the limitations in Section 10.10(c)) or with respect to any provision of this Agreement that expressly survives termination of this Agreement. For the avoidance of doubt, in the case of actual and intentional fraud or Willful Breach by the Company, the payment of the Company Termination Fee or Company Expense Reimbursement Payment shall not preclude Parent from also seeking any other remedy, including damages, available at law, in equity or otherwise, or otherwise limit the liability of the Company for such actual and intentional fraud or Willful Breach.

(f)    Except in the case of actual and intentional fraud or Willful Breach, and except for any liabilities or obligations of Parent arising under the expense reimbursement and indemnification provisions of Section 6.9(d), if the Parent Termination Fee is required to be paid pursuant to Section 8.3(c) and such Parent Termination Fee is so paid, the Company’s right to receive the Parent Termination Fee and any additional amounts pursuant to Section 8.3(d) will be the sole and exclusive remedies of the Company, its Subsidiaries, any of its or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, agents and other Representatives and any other Person against Parent, Parent’s Subsidiaries, any of Parent’s or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, agents or other Representatives and the Financing Sources for any loss suffered as a result of any breach of any covenant, agreement, representation or warranty in this Agreement or the failure of the Merger and the other Transactions to be consummated, and none of Parent, Parent’s Subsidiaries, or any of Parent’s or its Subsidiaries’ respective former, current or future general or limited partners, stockholders, directors, officers, managers, members, Affiliates, agents or other Representatives shall have any further liability relating to or arising out of this Agreement or the Transactions; provided that this Section 8.3(f) shall not limit the right of the Company to specific performance of this Agreement pursuant to Section 10.10 (subject to the limitations set forth in Section 10.10(c)) or with respect to any provision of this Agreement that expressly survives termination of this Agreement. For the avoidance of doubt, in the case of actual and intentional fraud or Willful Breach by Parent, US Holdco or Merger Sub, the payment of the Parent Termination Fee shall not preclude the Company from also seeking any other remedy, including damages, available at law, in equity or otherwise, or otherwise limit the liability of Parent, US Holdco or Merger Sub for such actual and intentional fraud or Willful Breach.

(g)    Except (i) as set forth in Section 6.9(d), Section 8.3(a), Section 8.3(c) or Section 8.3(d), (ii) that Parent and the Company shall share equally the expenses and costs incurred in connection with the filing, printing and mailing of the Proxy Statement (other than the costs of any external legal counsel, financial advisors, accountants and other third party advisors), including any applicable SEC filing fees, and the solicitation of the Company Stockholder Approval (including the cost of any third-party proxy solicitors) and (iii) that Parent shall be solely responsible for the filing fees under the HSR Act and in connection with obtaining the CFIUS Clearance, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

(h)    Notwithstanding anything to the contrary herein, no Debt Financing Source shall have any liability to the Company for any consequential, special, incidental, indirect or punitive damages of a tortious nature, or for any claim for any loss suffered as a result of any breach of this Agreement or the Debt Financing Documents, or any document related thereto, or the failure of the transactions contemplated hereby or thereby to be consummated, or in respect of any oral or written representation made or alleged to have been made, in connection herewith or therewith, whether at equity, at law, in contract, in tort or otherwise; provided, however, that, notwithstanding the foregoing, nothing in this Section 8.3(h) shall in any way limit or modify any Debt Financing Source’s obligations to Parent under any Debt Financing Documents.

8.4    Certain VAT Matters.

(a)    The parties hereto intend, and shall take the position and use all reasonable endeavors to ensure that it is accepted for VAT purposes that any Termination Payments, being compensatory in nature, are outside the scope of VAT and are not and will not be treated for VAT purposes, in whole or in part, as consideration for a taxable supply.

(b)    Accordingly, Parent shall treat the payment of the Parent Termination Fee, and the Company shall treat the payment of the Company Expense Reimbursement Payment or Company Termination Fee, as falling outside the scope of VAT and shall pay the full amount of it free and clear of any deduction or adjustment.

(c)    In this Section 8.4, references to Parent and the Company include, where applicable, references to a member of any group of which such entity is a member for VAT purposes.

(d)    For the avoidance of doubt, all payments of the Termination Payments shall be inclusive of any applicable VAT save as otherwise provided in this Section 8.4.

8.5    Amendment. This Agreement may be amended, modified or supplemented by the parties hereto by action taken or authorized by their respective boards of directors at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholder Approval, no amendment may be made that pursuant to Applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement hereto (as applicable), signed on behalf of each of the parties hereto. Notwithstanding the foregoing, Section 8.2, Section 8.3, this Section 8.5, Section 10.4, Section 10.9, Section 10.10 and Section 10.11 may not be amended, modified or supplemented in any manner that materially and adversely impacts the Debt Financing Source without the express written consent of the Debt Financing Sources.

8.6    Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Such extension or waiver shall not apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

8.7    Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.1, an amendment, modification or supplement of this Agreement pursuant to Section 8.5 or an extension or waiver of this Agreement pursuant to Section 8.6 shall, in order to be effective, require action by the respective board of directors of the applicable parties.

ARTICLE IX

DEFINED TERMS

The following capitalized terms shall have the respective meanings set forth below:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that are substantially comparable in the aggregate to those contained in the Confidentiality Agreement; provided that such confidentiality agreement (i) may contain a less restrictive standstill restriction that allows third parties to make proposals to, and negotiate with, the Company Board and (ii) shall not restrict the Company or its Representatives from complying with its disclosure obligations under Section 6.1.

“Acquisition Agreement” shall have the meaning set forth in Section 6.1(e).

“Acquisition Proposal” means any proposal or offer (whether or not in writing) from any Person (other than Parent, US Holdco, Merger Sub or any of their Affiliates) with respect to (i) any transaction or series of transactions providing for a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender or exchange offer, recapitalization, reorganization, share exchange, dividend or distribution, business combination or similar transaction involving the Company or its Subsidiaries pursuant to which, if consummated, any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act, a “group”) of Persons, directly or indirectly, would hold or become the beneficial owner of securities representing 15% or more of the total voting power or 15% or more of the equity securities of the Company or the surviving entity or the direct or indirect parent of the Company, or (ii) any transaction or series of transactions providing for the direct or indirect acquisition or purchase (including any asset sale, merger, joint venture, partnership, consolidation, dissolution, liquidation, tender or exchange offer, dividend or distribution, business combination or similar transaction) of assets (including equity securities of the Company or any of its Subsidiaries) or businesses that account for 15% or more of the consolidated net revenues (measured based on the 12 full calendar months prior to the date of determination), consolidated net income (measured based on the 12 full calendar months prior to the date of determination) or total assets of the Company and its Subsidiaries on a consolidated basis. Notwithstanding anything to the contrary in the foregoing, in no event shall the transactions contemplated by that certain Asset Purchase Agreement, dated as of May 8, 2021, the Company and Toshiba America Energy Systems Corporation (such transactions, the “Divestiture”), be deemed an “Acquisition Proposal”.

“actual and intentional fraud” means a knowing and intentional misrepresentation with respect to a representation or warranty in this Agreement, that was made with the intention to deceive or mislead another Person, upon which such other Person reasonably relied. “actual and intentional fraud” does not include any fraud claim based on constructive knowledge, negligent misrepresentation, recklessness or similar theory.

“Affiliate” when used with respect to any Person, means any other Person who is an “affiliate” of that first Person within the meaning of Rule 405 promulgated under the Securities Act.

“Agreement” has the meaning set forth in the preamble.

“AIM” means the Alternative Investment Market operated by London Stock Exchange plc.

“AIM Rules” means the AIM Rules for Companies published by London Stock Exchange plc, as amended from time to time.

“Anti-Corruption Laws” has the meaning set forth in Section 3.18(b).

“Antitrust Laws” means the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, and any other applicable federal, state or foreign law, regulation or decree designed to prohibit, restrict or regulate actions that have or could have the purpose or effect of monopolization, restraint of trade, or lessening of competition.

“Applicable Law” means, with respect to any Person, any federal, state, local or non-U.S. law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar legal requirement enacted, adopted or promulgated by a Governmental Entity that is binding upon or applicable to such Person, as amended, unless expressly specified otherwise.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.4(a).

“Book-Entry Shares” means uncertificated shares of Company Common Stock represented by book-entry form outstanding as of immediately prior to the Effective Time.

“Business Day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, NY or London, UK are permitted or required by law, executive order or governmental decree to remain closed.

“Capitalization Date” means the close of business on July 12, 2021.

“Certificate” means a certificate that immediately prior to the Effective Time represents shares of Company Common Stock.

“Certificate of Merger” has the meaning set forth in Section 1.2.

“CFIUS” means the Committee on Foreign Investment in the United States or any U.S. Government agency acting in its capacity as a member of CFIUS or directly involved in CFIUS’s review of the Transactions.

“CFIUS Clearance” shall mean that (i) CFIUS has issued a written notice that the Transactions do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (ii) CFIUS has issued a written notice to the parties that it has concluded a review or investigation of the Transactions and has concluded all action under the DPA, or (iii) if CFIUS has sent a report to the President of the United States requesting the President’s decision, the President has announced a decision during the time period specified in the DPA not to take any action to suspend or prohibit the Transactions.

“CFIUS Turndown Event” means any occurrence whereby CFIUS has notified the Company or Parent that CFIUS has (a) completed its review or investigation and determined it has unresolved national security concerns and (b) intends, unless the Company and Parent agree to voluntarily abandon the Transactions contemplated by this Agreement, to send a report to the President requesting the President’s decision whether to suspend or prohibit the Transactions contemplated by this Agreement, or CFIUS has sent the President such a report, because it either (i) recommends that the President act to suspend or prohibit the Transactions contemplated by this Agreement or (ii) is unable to reach a decision on whether to recommend that the President suspend or prohibit the Transactions contemplated by this Agreement.

“Clean Team Agreement” means that certain Supplement to Confidentiality Agreement, dated as of June 14, 2021, between Parent and the Company.

“Closing” means the closing of the Merger.

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” has the meaning set forth in Section 3.20(c).

“Columbus Credit Facility” means the Credit Agreement, dated as of November 30, 2018, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, executed by and among the Company, as borrower thereunder, the lenders and issuing banks party thereto from time to time thereunder, PNC, National Association, as administrative agent and the other parties party thereto from time to time.

“Company” has the meaning set forth in the preamble.

“Company 401(k) Plan” has the meaning set forth in Section 6.16(c).

“Company Balance Sheet” means the consolidated audited balance sheet of the Company as of December 31, 2020.

“Company Board” means the board of directors of the Company.

“Company Board Recommendation” has the meaning set forth in Section 3.4(a).

“Company Board Recommendation Change” has the meaning set forth in Section 6.1(e).

“Company Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company Disclosure Schedule” means the disclosure schedule delivered by the Company to Parent, US Holdco and Merger Sub and dated as of the date of this Agreement.

“Company Employee Plan” means any (i) “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) that the Company or any of its Subsidiaries sponsors, participates in, is a party or contributes to, or with respect to which the Company or any of its Subsidiaries could reasonably be expected to have any liability; and (ii) each other employee benefit plan, program or arrangement, whether written or unwritten, funded or unfunded, including without limitation, any stock option, stock purchase, stock appreciation right or other stock, stock unit or other stock-based incentive plan, cash bonus or incentive compensation arrangement, health and welfare, retirement or deferred compensation plan, profit sharing plan, unemployment or severance compensation plan, change-in-control plan or employment, retention or consulting agreement, for the benefit of any current or former Company Employee or any director of, or other service provider to, the Company or any of its Subsidiaries that does not constitute an “employee benefit plan” (as defined in Section 3(3) of ERISA).

“Company Employees” means, as of any date, each employee of the Company or any of its Subsidiaries.

“Company Expense Reimbursement Payment” has the meaning set forth in Section 8.3(a).

“Company Intellectual Property” means any Intellectual Property owned by the Company or its Subsidiaries.

“Company Leased Property” has the meaning set forth in Section 3.9(a).

“Company Leases” means the leases, subleases or licenses pursuant to which the Company or any of its Subsidiaries leases, subleases or licenses the Company Leased Property.

“Company LTIP” means the GP Strategies Corporation 2021 Amended Long-Term Incentive Program (LTIP).

“Company Material Adverse Effect” means any effect, event, development, circumstance or change that (x) has a material adverse effect on the assets, business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (y) that would prevent or materially delay the consummation by the Company of the Merger; provided, however, that no effect, event, development, circumstances or change, individually or in the aggregate, directly or indirectly resulting from, arising out of or attributable to any of the following shall be deemed to be or constitute a “Company Material Adverse Effect,” and no effect, event, development, circumstance or change, individually or in the aggregate, directly or indirectly resulting from, arising out of or attributable to any of the following shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred or may, would or could occur: (a) general economic conditions (or changes in such conditions) in the United States or any other country or region in the world, or conditions in the global economy generally; (b) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (i) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries and (ii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (c) conditions (or changes in such conditions) in the industries in which the Company and its Subsidiaries conduct business; (d) random acts of violence, political conditions (or changes in such conditions) in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics, disease outbreaks (including the COVID-19 virus), other public health emergencies (as declared by the World Health Organization or the Health and Human Services Secretary of the United States) and other force majeure events in the United States or any other country or region in the world; (f) the announcement of this Agreement or the pendency or consummation of the Transactions, including (i) the identity of Parent, (ii) the loss or departure of officers or other employees of the Company or any of its Subsidiaries directly resulting from, arising out of or directly attributable to the Transactions and (iii) the termination of (or the failure to renew or enter into) any contracts with customers, suppliers, licensors, distributors or other business partners; provided that, in the case of subclauses (i), (ii) and (iii), the Company and its Subsidiaries have complied with their obligations under Section 5.1 (it being understood and agreed that the foregoing shall not apply with respect to the representations and warranties set forth in Section 3.4(b) or with respect to the conditions to Closing contained in Section 7.3(a) to the extent such condition relates to such representations and warranties); (g) any actions taken or failure to take action, in each case, pursuant to the requirements of this Agreement, at Parent’s request or following Parent’s written approval or consent to such action; (h) changes in law or other legal or regulatory conditions (or the interpretation thereof) or changes in GAAP or other applicable accounting standards (or the interpretation thereof); (i) changes in the Company’s stock price or the trading volume of the Company’s stock, or any failure by the Company to meet any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, or any failure by the Company or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations; (j) any failure to obtain CFIUS Clearance or the occurrence of any CFIUS Turndown Event (including the issuance of any order by the President of the United States pursuant to the DPA prohibiting the consummation of the Merger); (k) reductions in revenues, earnings or other financial performance or results of operations directly resulting from the Divestiture; or (l) any investigation of or challenge to the Transactions described herein brought by a Governmental Entity under the HSR Act or any Antitrust Laws (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition); provided that, in the case of clauses (a), (b), (c), (d), (e) and (h), such effect, event, development, circumstance or change shall be taken into account when determining whether a “Company Material Adverse Effect” has occurred to the extent such effect, event, development, circumstance or change has had a disproportionate impact on the Company as compared to other similarly situated participants in the Company’s industry.

“Company Material Contract” has the meaning set forth in Section 3.13(a).

“Company Owned Property” has the meaning set forth in Section 3.9(b).

“Company Permits” has the meaning set forth in Section 3.19.

“Company PSU” means an award convertible into shares of Company Common Stock subject to performance-based vesting conditions and that is granted under the Company Stock Plan.

“Company Preferred Stock” has the meaning set forth in Section 3.2(a).

“Company RSUs” means an award convertible into shares of Company Common Stock subject to only time-based vesting conditions and that is granted under the Company Stock Plan.

“Company SEC Reports” has the meaning set forth in Section 3.5(a).

“Company Software” has the meaning set forth in Section 3.11(e).

“Company Stock Plan” means the GP Strategies Corporation 2011 Stock Incentive Plan, as amended.

“Company Stockholder Approval” means the adoption of this Agreement by the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote on such matter at the Company Stockholders Meeting.

“Company Stockholders Meeting” has the meaning set forth in Section 6.12(a).

“Company Subsidiary Securities” has the meaning set forth in Section 3.3(b).

“Company Termination Fee” has the meaning set forth in Section 8.3(b).

“Company Voting Agreement” has the meaning set forth in the Recitals.

“Company’s Knowledge” or similar phrases means the actual knowledge of the individuals identified in Section 9.1(a) of the Company Disclosure Schedule, or knowledge that individuals in such positions would reasonably be expected to have but without any duty to inquire or investigate.

“Confidentiality Agreement” means the confidentiality agreement, dated as of June 7, 2021, between the Company and Parent.

“Continuing Employee” has the meaning set forth in Section 6.16(a).

“Current D&O Insurance” means the current directors’ and officers’ liability insurance policies maintained by the Company.

“DCSA” means the Defense Counterintelligence and Security Agency of the United States Department of Defense.

“DCSA Approval” means written acknowledgment by DCSA that it has accepted the proposed plans and arrangements, if any, for the mitigation of FOCI as set forth in the NISPOM.

“DDTC” means the U.S. Department of State’s Directorate of Defense Trade Controls.

“Debt Financing” means, subject to the final sentence of Section 6.9(b), the provision of debt financing by the Debt Financing Sources in the amounts, and subject to the terms and conditions, set forth in the Debt Financing Documents.

“Debt Financing Documents” means, subject to the final sentence of Section 6.9(b), the executed Facility Agreement and executed Fee Letters, dated as of the date of this Agreement.

“Debt Financing Sources” means the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing, including the parties to any joinder agreements, indentures or credit agreements entered into in connection therewith, together with their respective affiliates and their and their respective affiliates’ officers, directors, employees, controlling persons, agents and representatives and their respective successors and assigns.

“DGCL” means the General Corporation Law of the State of Delaware.

“Dissenting Shares” means shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by a holder who has not voted in favor of the Merger or consented thereto in writing and properly demands appraisal rights of such shares pursuant to, and who is complying in all respects with, the applicable provisions of Section 262 of the DGCL (until such time as such holder effectively withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares, at which time such shares shall cease to be Dissenting Shares).

“DPA” means Section 721 of the Defense Production Act of 1950, as amended, 50 U.S.C. §4565.

“DTC” has the meaning set forth in Section 2.2(b).

“Effective Time” has the meaning set forth in Section 1.2.

“Eligible Shares” has the meaning set forth in Section 2.1(c).

“Environmental Law” means any Applicable Law relating to, regulating or imposing liability, standards or obligations of conduct concerning: (a) the protection, investigation or restoration of the environment, human health and safety, or natural resources, (b) the handling, use, storage, treatment, transport, disposal, Release or threatened Release of any Hazardous Substance or (c) noise, odor or wetlands protection.

“Environmental Permits” means all permits, licenses, franchises, certificates, approvals, grants, registrations, exemptions, exceptions, variances, and other similar authorizations of Governmental Entities relating to or required by an Environmental Law.

“Equity Financing” means, subject to the final sentence of Section 6.9(b), the Share Issue pursuant to the terms and conditions set forth in the Placing Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity which is a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code) or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Facility Agreement” means, subject to the final sentence of Section 6.9(b), that certain Multicurrency Senior Term and Revolving Facilities Agreement, dated as of the date of this Agreement, between Parent and the Debt Financing Sources.

“FCA” means the United Kingdom Financial Conduct Authority, acting in its capacity as the competent authority for listing under Part VI of the Financial Services and Markets Act 2000.

“Fee Letter” means a fee letter from a Debt Financing Source.

“Financing” means the Debt Financing and the Equity Financing.

“Financing Documents” means the Debt Financing Documents and the Placing Agreement.

“Financing Sources” means the Debt Financing Sources and the underwriters, subscribers and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Equity Financing, including the parties to any joinder agreements or subscriptions entered into in connection therewith, together with their respective affiliates and their and their respective affiliates’ officers, directors, employees, controlling persons, agents and representatives and their respective successors and assigns.

“FOCI” means foreign ownership, control, and influence as set forth in the NISPOM.

“GAAP” means United States generally accepted accounting principles.

“Government Bid” means any quotation, bid, proposal or offer for supplies, services or construction, whether solicited or unsolicited, that, if accepted or awarded, would result in the award of a Government Contract.

“Government Contract” means any contract between the Company or any of its Subsidiaries and (i) any Governmental Entity, (ii) any prime contractor of any Governmental Entity, or (iii) any subcontractor (at any tier) with respect to any contract described in clauses (i) or (ii) above. A task, purchase or delivery order under a Government Contract or any amendment, supplement or modification to a Government Contract shall not constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract to which it relates.

“Government Official” shall mean any individual working for or on behalf of a Governmental Entity.

“Governmental Entity” means any national, state, local, supranational or foreign court, arbitrational tribunal, administrative agency or commission, other governmental or regulatory authority, agency or instrumentality.

“Hazardous Substance” means (i) any substance, pollutant, contaminant, material, waste, or chemical that is defined or treated under any Environmental Law as a “hazardous constituent,” “toxic substance,” “toxic waste,” “hazardous substance,” “hazardous waste,” “hazardous material,” or (ii) asbestos or asbestos containing materials, lead, polychlorinated biphenyls, petroleum or petroleum products, urea formaldehyde foam insulation, and radon gas.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indemnified Party” means each Person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time a director, manager or officer of the Company or any of its Subsidiaries.

“Intellectual Property” means all United States and foreign intellectual property, including (a) patents, industrial designs and other similar registrations and pending applications therefor, (b) registered and unregistered trademarks, brands, service marks, trade dress, logos, brand names, and slogans, together with all goodwill associated with any of the foregoing, and all registrations and applications therefor, (c) registered and unregistered copyrights in both published and unpublished works, and applications for registration thereof, (d) Internet domain names, uniform resource locators, Internet or worldwide web sites or protocol addresses, and social media accounts, (e) Trade Secrets and confidential business information, (f) inventions or any other proprietary information (including ideas, designs, drawings, specifications, plans, proposals, financial and marketing plans, know-how and customer and supplier lists, pricing and cost information), and (g) rights to sue for past or present infringement or violation of any of the foregoing.

“Intervening Event” shall mean an event, occurrence, fact or change that materially affects the business, assets or operations of the Company (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company) occurring or arising after the date hereof that was not known or reasonably foreseeable to the Company Board as of the date hereof (or if known or reasonably foreseeable, the consequences of which were not known or reasonably foreseeable), which event, occurrence, fact or change becomes known to the Company Board prior to the Company Stockholder Approval, other than (i) changes in the Company Common Stock price, in and of itself (however, the underlying reasons for such changes may constitute an Intervening Event), (ii) any Acquisition Proposal or (iii) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (however, the underlying reasons for such events may constitute an Intervening Event).

“IRS” means the Internal Revenue Service of the United States.

“IT Assets” means computers, Software, servers, workstations, routers, hubs, switches, circuits, networks, data communications lines, and all other information technology infrastructure and equipment, and all associated Trade Secrets documentation, owned, licensed or leased by the Company or its Subsidiaries for information technology operations (excluding any public networks).

“ITAR” means the International Traffic in Arms Regulations, 22 C.F.R. §§ 120-130, as amended.

“Jefferies” has the meaning set forth in Section 3.21.

“Joint Venture Affiliate” has the meaning set forth in Section 3.3(c).

“Joint Voluntary Notice” has the meaning set forth in Section 6.4(b).

“Labor Organization” means any labor union, works council, collective group or other labor organization or association representing or purporting to represent any employee of or contractor to, or group of employees of or contractors to, the Company or any of its Subsidiaries.

“Letter of Transmittal” has the meaning set forth in Section 2.2(b).

“Lien” means any mortgage, deed of trust, security interest, pledge, lien, charge, encumbrance, hypothecation, lease, sublease or, with respect to Company Owned Property, option, conditional sale or other title retention agreement.

“Lookback Date” has the meaning set forth in Section 3.5(a).

“Maximum Premium” means 300% of the last annual premium paid prior to the Effective Time for the Current D&O Insurance.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 2.1(c).

“Merger Sub” has the meaning set forth in the preamble.

“NISPOM” means the National Industrial Security Program Operating Manual, DoD 5229.22-M, Feb 2006 incorporating Change 2, May 18, 2016.

“Ordinary Course of Business” means, with respect to an action taken, or omitted to be taken, by any Person, that such action, or the failure to take such action, is consistent with the ordinary course of business of such Person, including any commercially reasonable deviations therefrom taken in good faith by such Person as a result of or in response to pandemics (including COVID-19).

“Outside Date” means December 31, 2021.

“Parent” has the meaning set forth in the preamble.

“Parent Announcements” means the announcements to be made by the Parent to any Regulatory Information Service in connection with the Merger or Share Issue.

“Parent Board” means the board of directors of Parent or a duly appointed committee thereof.

“Parent Material Adverse Effect” means any event, development, circumstance or change that would reasonably be expected to prevent, or materially impair or delay, the ability of Parent, US Holdco or Merger Sub to consummate the Merger or any of the other Transactions or otherwise perform any of their obligations under this Agreement in any material respect.

“Parent Termination Fee” has the meaning set forth in Section 8.3(c).

“Paying Agent” means a bank or trust company mutually acceptable to Parent and the Company, which shall be engaged by Parent and US Holdco to act as paying agent for the payment of the Merger Consideration to the holders of shares of Company Common Stock outstanding immediately prior to the Effective Time.

“Paying Agent Agreement” has the meaning set forth in Section 2.2(a).

“Payment Fund” means cash in an amount sufficient to make payment of the Merger Consideration pursuant to Section 2.1(c) in exchange for all of the outstanding shares of Company Common Stock (other than shares of Company Common Stock cancelled in accordance with Section 2.1(b) and Dissenting Shares).

“Payment Obligations” has the meaning set forth in Section 4.5(a).

“Permitted Lien” means (a) any Lien for Taxes or other governmental charges, levies or assessments not yet delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the applicable financial statements in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workers’, landlords’, repairmen’s, warehousemen’s, construction and other similar Liens arising or incurred in the Ordinary Course of Business or with respect to liabilities that are not yet due and payable or, if due, are not delinquent or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the applicable financial statements in accordance with GAAP, (c) zoning, building and other similar codes and regulations, (d) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation, (e) utility easements, minor encroachments, rights of way, imperfections in title, charges, easements, rights of way, restrictions, declarations, covenants, conditions, defects and other Liens that are shown in public records that do not individually or in the aggregate materially interfere with the present occupancy or use of the respective Company Owned Property or Company Leased Property or otherwise materially impair the business operations of the Company and its Subsidiaries, (f) matters disclosed by any existing title insurance policies or title reports, when copies of the same have been made available to Parent, (g) non-exclusive licenses granted by the Company or any of its Subsidiaries in the Ordinary Course of Business for Intellectual Property owned by the Company or any of its Subsidiaries, (h) liens related to the Financing (including any permitted alternative financing) or arising from actions of Parent, US

Holdco or Merger Sub, (i) liens relating to capitalized lease financings or purchase money financings that have been entered into in the Ordinary Course of Business, (j) liens arising under applicable securities laws, (k) any lease or sublease of real property entered in the Ordinary Course of Business, (l) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business, (m) any conditions that would be disclosed by a current, accurate survey or physical inspection that do not individually or in the aggregate materially interfere with the current use of the assets of, or the current operation of the business of, the Company and its Subsidiaries and (n) Liens set forth on Section 9.1(b) of the Company Disclosure Schedule.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, association, trust, estate, Governmental Entity, association, enterprise, unincorporated organization or other entity.

“Placing Agreement” means the placing agreement dated as of the date of this Agreement between Numis Securities Limited, Joh. Berenberg, Gossler & Co. KG, London Branch, Goldman Sachs International and Parent relating to the Share Issue.

“Pre-Closing Period” means the period commencing on the date of this Agreement and ending at the Effective Time or such earlier time as this Agreement may be terminated in accordance with its terms.

“Principal Stockholders” has the meaning set forth in the Recitals.

“Proceeding” has the meaning set forth in Section 3.15.

“Proxy Statement” has the meaning set forth in Section 6.12(a).

“Regulatory Approval” has the meaning set forth in Section 6.4(a)(ii).

“Regulatory Information Service” means any information service authorized from time to time by the FCA for the purpose of disseminating regulatory announcements.

“Release” means any release, spill, leak, emission, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposing, or dumping of Hazardous Substances into the environment.

“Reporting Tail Endorsement” has the meaning set forth in Section 6.6(c).

“Representatives” means, with respect to any Person, such Person’s directors, managers, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Restrictive Order” has the meaning set forth in Section 6.4(a)(iv).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SCA” means the Security Control Agreement, dated November 27, 2013, by and between the Company and the U.S. Department of Defense.

“SEC” means the United States Securities and Exchange Commission.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended.

“Share Admission” means the admission of new Parent ordinary shares of 0.375 pence each to be issued in connection with the Share Issue to trading on the AIM becoming effective in accordance with the AIM Rules.

“Share Issue” means the placing by Parent of new ordinary shares of 0.375 pence each in the capital of Parent pursuant to the terms of the Placing Agreement on the terms and subject to the Parent Announcements (or any amendment or supplement thereto).

“Software” means computer programs and software, including data files, source code, object code, firmware, programming tools, application programming interfaces, architecture, software-related records, software-related schematics, emulation and simulation reports, test vectors and hardware development tools, databases and other software-related specifications and documentation.

“Specified Arrangements” has the meaning set forth in Section 6.16(a).

“STIP” has the meaning set forth in Section 6.16(b).

“Subsidiary” means, with respect to any Person, another Person of which such first Person owns or controls, directly or indirectly, securities or other ownership interests representing more than 50% of the voting power of all outstanding stock or ownership interests of such second Person.

“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (provided, that, for purposes of this definition, the applicable percentages in clauses (i) and (ii) of the definition of Acquisition Proposal shall be 50%, rather than 15%) that the Company Board, or any committee thereof, has determined in its good faith judgment ((a) after taking into account any binding revisions to the terms of this Agreement proposed by Parent pursuant to Section 6.1, (b) after consultation with its financial advisor and outside legal counsel, and (c) after taking into account the timing, likelihood of consummation, legal, financial, regulatory and other aspects of such Acquisition Proposal, and all other matters that the Company Board, or any committee thereof, considers appropriate), would, if consummated, result in a transaction more favorable to the Company’s stockholders than the Merger and the other Transactions.

“Surviving Corporation” means the Company following the Merger.

“Takeover Law” has the meaning set forth in Section 3.22.

“Tax Returns” means all reports, returns, forms, or statements required to be filed with a Governmental Entity with respect to Taxes.

“Taxes” or “Tax” means all taxes or other similar assessments or liabilities in the nature of a tax, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, services, transfer, withholding, employment, payroll and franchise taxes imposed by the United States or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, or additions to tax imposed or assessed with respect thereto.

“Taxing Authority” means any Governmental Entity responsible for the imposition of any Taxes.

“Termination Payments” has the meaning set forth in Section 8.3(c).

“Trade Secrets” means trade secrets and other proprietary and confidential information that provides the Company or any of its Subsidiaries with a competitive advantage and is maintained in confidence, including know how, and rights in any jurisdiction to limit the use or disclosure thereof by any Person.

“Transactions” means, collectively, the transactions contemplated by this Agreement, including the Merger.

“Trigger Event” has the meaning set forth in Section 8.1(e).

“US Holdco” has the meaning set forth in the preamble.

“VAT” means: (i) any Tax imposed in compliance with the European Union council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); (ii) to the extent not included in paragraph (i) above, any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and legislation and regulations supplemental thereto; and (iii) any other Tax of a similar nature to the Taxes referred to in paragraph (i) or paragraph (ii) above imposed in the United Kingdom or a member state of the European Union in substitution for, or levied in addition to, the Taxes referred to in paragraph (i) or paragraph (ii) above.

“WARN Act” has the meaning set forth in Section 3.20(h).

“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that is a consequence of an act undertaken, or a failure to act by the breaching party with the actual knowledge that the taking of such act, or such failure to act, would result, or would reasonably be expected to result, in a breach of this Agreement. For the avoidance of doubt, Parent’s, US Holdco’s or Merger Sub’s failure to effect the Closing when required under this Agreement shall constitute a Willful Breach of this Agreement.

ARTICLE X

MISCELLANEOUS

10.1    Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

10.2    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by facsimile or electronic mail, in each case to the intended recipient as set forth below:

(a)    if to Parent, US Holdco or Merger Sub, to:

Learning Technologies Group plc

15 Fetter Lane

London EC4A 1BW, United Kingdom

Attn: Peter Gordon, Director of Mergers & Acquisitions

E-mail: peter.gordon@ltgplc.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attn:    Jonathan Klein

  J.A. Glaccum

E-mail: jonathan.klein@us.dlapiper.com

   j.a.glaccum@us.dlapiper.com

(b)    if to the Company, to:

GP Strategies Corporation

70 Corporate Center, 11000

Broken Land Parkway

Suite 300

Columbia, MD 21044

Attention: Jim Galante, Senior Vice President and General Counsel

Facsimile: (443) 393-2905

Email: GPlegalnotices@GPstrategies.com

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

100 International Drive

Suite 200

Baltimore, MD 21202

Attn:    Kelly Tubman Hardy

  Joseph E. Gilligan

E-mail: kelly.hardy@hoganlovells.com

    joseph.gilligan@hoganlovells.com

Any party hereto may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party hereto may change the address to which notices and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth. For avoidance of doubt, for purposes of Section 5.1, electronic mail delivered in accordance with this Section 10.2 shall be deemed adequate written notice.

10.3    Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement. Notwithstanding the foregoing, the Confidentiality Agreement shall remain in effect in accordance with its terms.

10.4    Third Party Beneficiaries.

(a)    This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by the terms and provisions of Section 6.6 (with respect to which the Indemnified Parties shall be third party beneficiaries), (b) from and after the Effective Time, the rights of holders of shares of Company Common Stock, Company RSUs and Company PSUs to receive the consideration set forth in Article II, (c) the rights of the Company’s Subsidiaries and the Company’s and its Subsidiaries’ respective Representatives set forth in Section 6.9(d), and (d) the Debt Financing Sources are intended third-party beneficiaries of (i) any liability cap or other limitation on remedies or damages in this Agreement that are for the benefit of the Parent, including those set forth in Section 8.3, and (ii) the provisions of Section 8.2, Section 8.5, this Section 10.4, Section 10.9, Section 10.10 and Section 10.11, provided that each such Section will be enforceable by each Debt Financing Source solely with respect to the rights, remedies and benefits afforded to the Debt Financing Sources by such Sections.

(b)    Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that (i) neither the Company nor the Company stockholders derive any contractual rights, whether as third party beneficiary or otherwise, under the Debt Financing Documents and will not be entitled to enforce the Debt Financing Documents against any agent, arranger, bookrunner, lender, letter of credit issuer or other financing party that is a party to the Debt Financing Documents (including the Debt Financing Sources), any of their respective Affiliates or any of their respective officers, directors, employees, agents and representatives and their successors and assigns, (ii) the Company waives and agrees not to pursue any claim (including any claim under contracts, any claim in tort and any claim for specific performance) it may have against any Debt Financing Source with respect to the failure of the Debt Financing to close, (iii) no Debt Financing Source shall have any liability to the Company, any Company stockholder or any of their respective Affiliates hereunder, and (iv) the Debt Financing Sources will have no obligation to provide any Debt Financing except in accordance with the terms and conditions of the Debt Financing Documents; provided, however, that, notwithstanding the foregoing, nothing in this Section 10.4(b) shall in any way limit or modify any Debt Financing Source’s obligations to Parent under any Debt Financing Documents.

10.5    Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, that without such consent, Parent, US Holdco and Merger Sub may assign their rights under this Agreement (a) to a wholly owned Subsidiary, or (b) from and after the Closing, to the Debt Financing Sources in connection with the Transactions for collateral security purposes, but in each case, such transfer or assignment shall not affect the liabilities or obligations of Parent, US Holdco or Merger Sub hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

10.6    Severability. Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement (or part thereof) is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof).

10.7    Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

10.8    Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date hereof” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) descriptive headings and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a Person are also to its permitted successors and assigns; (h) references to an “Article”, “Section”, “Recital”, “preamble”, “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Exhibit or Schedule to, this Agreement; (i) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (j) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; (k) references to a communication by a regulatory agency include a communication by the staff of such regulatory agency; (l) except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or” and (m) references to “make available” or “made available” shall include availability through (1) an electronic data room, (2) the SEC’s Electronic Data Gathering, Analysis and Retrieval website or (3) the review procedures established pursuant to the terms and conditions of the Clean Team Agreement at least one Business Day prior to the date of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

10.9    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. Notwithstanding the foregoing, the Debt Financing Documents, and all disputes, controversies, claims or actions of any kind or description (whether at law, in contract or in tort) that may be based upon, arise out of or relate to the Debt Financing Documents, or the negotiation, execution or performance thereof, shall be governed by and construed in accordance with the laws applicable thereto according to their terms.

10.10    Remedies.

(a)    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b)    The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. The parties acknowledge and agree that (i) prior to the termination of this Agreement pursuant to Article VIII, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity, (ii) the Termination Payments shall not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement, and (iii) the right of specific enforcement of this Agreement is an integral part of the Transactions, and without that right, neither the Company nor Parent would have entered into this Agreement.

(c)    Notwithstanding anything to the contrary in this Agreement, the parties acknowledge and agree that prior to the Closing, the Company shall be entitled to specific performance to cause Parent and US Holdco to effect the Closing (including to consummate the Merger) in accordance with Section 1.3, if, and only if, (i) all conditions set forth in Section 7.1 and Section 7.3 (other than those conditions that by their nature are to be satisfied at the Closing but subject to the satisfaction or waiver of those conditions at Closing in accordance with this Agreement, and other than those conditions that have not been or cannot be satisfied due to breach or nonperformance by Parent or US Holdco that has contributed materially to the nonsatisfaction of any such condition) have been or will have been satisfied or waived at the time when the Closing would be required to occur prior to Section 1.3, (ii) Parent and US Holdco fail to complete the Closing in accordance with Section 1.3, and (iii) the Company has irrevocably confirmed in a written notice to Parent that it is ready, willing and able to consummate the Closing.

10.11    Submission to Jurisdiction.

(a)    Each of the parties hereto irrevocably and unconditionally (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Litigation Division), or, if the subject matter of the action is one over which exclusive jurisdiction is vested in the courts of the United States of America, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto agrees that to the extent such party is not otherwise subject to service of process in the State of Delaware, as such party shall appoint and maintain an agent in the State of

Delaware as such party’s agent for service of process. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.2 (other than by e-mail). Nothing in this Section 10.11(a), however, shall affect the right of any Person to serve legal process in any other manner permitted by law.

(b)    Notwithstanding the foregoing, each party hereto agrees that such party shall not bring or support any dispute, controversy, claim or action of any kind or description, whether in law or in equity, against any Debt Financing Source in any way relating to this Agreement or the Debt Financing Documents or any of the transactions contemplated hereby or thereby (including the Debt Financing), including any dispute, controversy, claim or action arising out of or relating to the Debt Financing or the performance thereof, except in such forum as is specified in such Debt Financing Documents, and each of the parties hereto (i) irrevocably submits to the exclusive jurisdiction of each such forum in any such dispute, controversy, claim or action, (ii) waives any objection it may now or hereafter have to venue or to an inconvenient forum, and (iii) agrees that all such disputes, controversies, claims and actions shall be heard and determined only in such forums.

10.12    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.12.

10.13    Disclosure Schedule. The Company Disclosure Schedule shall be arranged in Sections corresponding to the numbered sections contained in this Agreement, and the disclosure in any section shall qualify (a) the corresponding section of this Agreement and (b) the other sections of this Agreement, to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections. The inclusion of any information in the Company Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Company Material Adverse Effect or is outside the Ordinary Course of Business.

[Remainder of Page Intentionally Left Blank.]

Parent, US Holdco, Merger Sub and the Company have executed this Agreement as of the date set forth in the initial caption of this Agreement.

LEARNING TECHNOLOGIES GROUP PLC

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	Chief Executive

LEARNING TECHNOLOGIES ACQUISITION CORPORATION

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	President and Chief Executive Officer

GRAVITY MERGER SUB, INC.

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	President

[Signature Page to Agreement and Plan of Merger]

Parent, US Holdco, Merger Sub and the Company have executed this Agreement as of the date set forth in the initial caption of this Agreement.

GP STRATEGIES CORPORATION

By:	/s/ Adam H. Stedham
	Name:	Adam H. Stedham
	Title:	Chief Executive Officer and President

[Signature Page to Agreement and Plan of Merger]

Exhibit 3.1

GP STRATEGIES CORPORATION

SECOND AMENDED AND RESTATED BY-LAWS

(Including all amendments through ~~November 17~~July 15, 202~~0~~1)

ARTICLE I

OFFICES

Section 1. The location of the principal office of the Corporation in the State of Delaware shall be the City of Wilmington, County of New Castle.

Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders for the election of Directors shall be held at the principal office of the Corporation in the State of Delaware or at such other places within or without the State of Delaware as may from time to time be fixed by the Board of Directors and may be specified in the respective notices of meeting or duly executed waivers of notice. At the sole discretion of the Board of Directors, stockholders may be permitted to participate in a meeting of stockholders remotely by means of telephone, internet broadcast or other communication device, provided that all persons participating in such meeting can hear each other at the same time. Participation by these means shall constitute presence in person at a meeting. Subject to applicable law, the Board of Directors may elect to postpone any previously scheduled meeting of stockholders.

Section 2. The Annual Meeting of the Stockholders of the Corporation shall be held on such date and at such time as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

Section 3. Notice of the annual meeting shall be given to each stockholder entitled to vote thereat, at least ten days and not more than sixty days before the date fixed for the meeting.

Section 4. At least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a physical location, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 5. The Board of Directors shall, in advance of any meeting of stockholders, appoint two (2) Inspectors of Election, who may be employees of the Corporation. If no Inspector is able to act at the meeting and make a written report thereof, the Chairman shall appoint one or more Inspectors to act at the meeting. The Inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of Inspectors at such meeting with strict impartiality and according to the best of their ability, and shall accept and count all votes and ballots, and after the balloting shall make a certificate of the results of the vote taken; but no Director or candidate for the office of Director shall be appointed as such Inspector.

Section 6. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. The Board of Directors may fix separate record dates for determining the stockholders entitled to notice of the meeting and the stockholders entitled to vote at the meeting as permitted by the Delaware General Corporation Law. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given and the record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of

2

stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

Section 7. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, shall be held at the principal office of the Corporation in the State of Delaware or at such other place within or without the State of Delaware as may be designated in the notice of said meeting, upon call of the Board of Directors or the Chairman of the Board or upon call of the Secretary at the request in writing of stockholders owning capital stock of the Corporation issued and outstanding and representing 50% of the combined voting power of all issued and outstanding classes of capital stock. Such request shall state the purpose of the proposed meeting. No business may be conducted at any special meeting except as may be stated in the notice of such special meeting given in accordance with these By-Laws.

Section 8. Notice of a special meeting of stockholders, stating the time and place thereof, shall be given to each stockholder entitled to vote thereat at least ten days and not more than sixty days before the date fixed for such meeting.

Section 9. The holders of record of stock, issued and outstanding and entitled to vote thereat, present in person or represented by proxy, representing a majority of the number of votes entitled to be cast shall constitute a quorum at all meetings of stockholders except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairperson of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. When a quorum is present at any duly called meeting, the vote of a majority of the votes cast shall be sufficient to approve any matter which properly comes before the meeting, other than the election of Directors, unless the matter is one upon which by express provision of the Certificate of Incorporation, these By-Laws, applicable law or, in the determination of the Board of Directors, the rules or regulations of any stock exchange applicable to the Corporation or any other regulations applicable to the Corporation or its securities, a different vote is required. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving a majority of the votes cast at such election shall be elected; provided, however, that at any meeting of the stockholders for which the Secretary of the Corporation determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or represented by proxy at such meeting and entitled to vote on the election of directors. For purposes of this Article II, Section 10, a majority

3

of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast shall include “for” and “against” a nominee, but shall exclude “abstentions” and “broker non-votes” with respect to that nominee’s election. If a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will make a recommendation to the Board of Directors with respect to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment or postponement, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 11. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy by any means permitted under the Delaware General Corporation Law, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period.

Section 12. Whenever a vote of stockholders is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing shall be signed by stockholders holding the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or to the Secretary. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 13. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized Committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 13 of this Article II and on the record date for the determination of stockholders entitled to vote at such meeting , (ii) who is entitled to vote at the meeting and (iii) who complies with the written notice procedures set forth in this Section 13.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action.

4

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days prior to the anniversary date of the proxy statement relating to the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not less than 90 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one 100 days prior to the date of such annual meeting, must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder and such beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the proposal of business.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 13 of this Article II. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted or discussed.

ARTICLE III

DIRECTORS

Section 1. The property and business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by Certificate of Incorporation of by these By-Laws directed or required to be exercised or done by the stockholders.

Section 2. (a) The number of Directors which shall constitute the whole Board shall be such number, not less than three and not more than fifteen, as the Directors may from time to time determine by resolution. The Directors shall be elected at the annual meeting of stockholders except as provided in Section 3 of this Article and each Director elected shall hold office until his successor

5

shall be elected and shall qualify. Directors need not be stockholders. The Directors may elect one of their members to be Chairman of the Board of Directors. The Chairman shall be subject to the control of and may be removed by the Board. The Chairman of the Board shall preside at meetings of the Board and of the Corporation’s stockholders. The Chairman shall have all the customary duties and responsibilities of such office and such other duties and responsibilities as are granted to him by the Board of Directors.

(b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing Directors, (i) by or at the direction of the Board of Directors (or any duly authorized Committee thereof) or (ii) by any stockholder of the Corporation (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 of this Article III and on the record date for the determination of stockholders entitled to vote at such meeting, (2) who is entitled to vote at the meeting, and (3) who complies with the notice procedures set forth in this Section 2 of this Article III.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than 90 days prior to the anniversary date of the proxy statement relating to the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so delivered not less than 90 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one 100 days prior to the date of such annual meeting, must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was first made; and (ii) in the case of a special meeting of stockholders called for the purpose of electing Directors, not less than 90 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one 100 days prior to the date of such special meeting, not later than the close of business on the tenth day following the day on which public disclosure of the date of the special meeting was made.

To be in proper written form, a stockholder’s notice to the Secretary must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a Director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (1) the name

6

and record address of such stockholder, and of such beneficial owner, if any, on whose behalf the nomination is made, (2) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, if any, (3) a description of all arrangements or understandings between such stockholder and such beneficial owner, if any, and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.

No person shall be eligible for election as a Director of the Corporation at any meeting of stockholders unless nominated in accordance with the procedures set forth in this Section 2 of this Article III. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 3. Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled only by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced pursuant to law; provided, however, that, if one or more Directors shall resign from the Board, effective at a future date, the remaining Directors who have not resigned may fill such vacancy or vacancies or they may request the resigning Directors to participate in filling such vacancy or vacancies and in either case, the vote therein shall become effective at the future date aforesaid.

MEETINGS OF THE BOARD OF DIRECTORS

Section 4. The Directors of the Corporation may hold their meetings both regular and special, either within or without the State of Delaware. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee thereof, as the case may be, remotely by means of conference telephone, internet broadcast or other communication device, provided that all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting. Any meeting may held with all members present by such communication means.

Section 5. The first meeting of each newly elected Board may be held immediately after each annual meeting of the stockholders at the same place at which such annual meeting is held, and no notice of such meeting shall be necessary.

Section 6. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by the Board.

7

Section 7. Special meetings of the Board may be called by the Chairman of the Board, Chief Executive Officer, President or Secretary on at least two days notice to each Director, either personally, by mail, by telegram or by electronic transmission. Meetings may be held at any time without notice if all the Directors are present, or if at any time before or after the meeting those not present waive notice of the meeting in writing.

Section 8. At all meetings of the Board, a majority of the number of Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at a meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

COMMITTEES OF DIRECTORS

Section 9. The Board of Directors may designate one or more committees, each committee to consist of one or more Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, if an alternate or replacement member has not been designated by the Board of Directors, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors shall have the power at any time to change the membership of any committee, to fill vacancies in it, or to dissolve it. The Board of Directors may permit observers or other persons who are not Directors to attend and/or participate in meetings of any committee in a non-voting status, subject to such conditions as the Board of Directors may prescribe.

Section 10. Any such committee, to the extent provided in a resolution of the Board of Directors or a charter established by the Board of Directors for such committee and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 11. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

COMPENSATION OF DIRECTORS

Section 12. Directors may, by resolution of the Board, receive a fixed annual sum or other compensation for acting as Directors, payable quarterly or at such other intervals as the Board shall

8

fix, and/or a fixed sum or other compensation and expenses of attendance, if any, for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation, or any subsidiary or affiliated corporation, in any other capacity and receiving compensation therefor. Members of special or standing Committees may be allowed like compensation for attending Committee meetings.

INFORMAL ACTION BY DIRECTORS

Section 13. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any Committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such Committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or Committee.

REMOVAL OF DIRECTORS

Section 14. At any special meeting of the stockholders, duly called as provided in these By-Laws, any Director or Directors may by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote for the election of Directors be removed from office, either with or without cause, and his successor or their successors may be elected at such meeting; or the remaining Directors may, to the extent vacancies are not filled by such election, fill any vacancy or vacancies created by such removal.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 15. (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (including serving as a witness), whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or an officer of the Corporation or is or was serving at the request of the Corporation as a director of another corporation or of a partnership, joint venture, trust or other enterprise, or as a plan fiduciary with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer, or plan fiduciary or in any other capacity while serving as a Director, officer or plan fiduciary, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Paragraph (c) of this Section 15 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(b) The right to indemnification conferred in Paragraph (a) of this Section 15 shall include the right of an indemnitee to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement

9

of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal(hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Paragraph (b) or otherwise.

(c)    To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any threatened, pending or completed proceeding referred to in Section 145(a) or (b) of the Delaware General Corporation Law, or in defense of any such claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d)    Any indemnification required or permitted under this Section 15 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director, officer, employee, or agent is proper in the circumstances because such person has met all applicable standards of conduct set forth in this Section 15 and Section 145 of the Delaware General Corporation Law. Such determination shall be made, with respect to a person who is a Director or officer of the Corporation at the time of such determination, (i) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum; (ii) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum; or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion. Such determination shall be made, with respect to any person who is not a Director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

~~(b)~~(e)    The rights to indemnification and to the advancement of expenses conferred in Paragraphs (a) and (b) of this Section 15 shall be contract rights and shall vest when such person becomes a Director or officer of the Corporation or a director of another corporation, a partnership, joint venture, trust or other enterprise serving at the request of the corporation, or as a plan fiduciary with respect to an employee benefit plan.    ~~and s~~Such rights shall continue as vested contract rights as to an indemnitee who has ceased to be a Director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Section 15 (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant this Section 15 with respect to any act or omission of such person occurring before the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s

10

rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any proceeding that relates to or arises from (and only to the extent such proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

(f)    If a claim under Paragraph (a) or (b) of this Section 15 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that~~,~~ the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 15 or otherwise shall be on the Corporation.

~~(c)~~(g)    The rights to indemnification and to the advancement of expenses conferred in this Section 15 shall not be deemed exclusive of any other rights which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person’s official capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 15 or otherwise.

~~(d)~~(h)    The Corporation may purchase and maintain insurance, at its expense, to protect itself and any Director , officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the provisions of this Section 15 or the Delaware General Corporation Law.

11

~~(e)~~(i)    The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, or any person serving at the request of the Corporation as an officer, employee or agent of another entity, to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation.

~~(f)~~(j)    If any provision or provisions of this Section 15 shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of this Section 15 (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Section 15 (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IV

NOTICES

Section 1. Whenever notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Except as otherwise required by law, notice may also be given personally, or by courier, telephone, electronic mail, facsimile transmission, cable, internet or other electronic transmission. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. notice shall be deemed to be given when such person or his or her agent is personally given such notice in a telephone call to which such person or his or her agent is a party. Electronic mail notice shall be deemed to be given when directed to an electronic mail address at which such person has consented to receive notice. Facsimile transmission notice shall be deemed to be given when directed to a number at which such person has consented to receive notice.

Section 2. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting (including, in the case of a stockholder, by proxy) shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

12

ARTICLE V

OFFICERS

Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chief Executive Officer, President, a Chief Financial Officer and a Secretary. The Board of Directors may also choose a Treasurer, one or more Vice Presidents, including Executive and Senior Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers. Any two offices may be held by the same person. More than two offices other than the offices of President and Secretary may be held by the same person. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Chief Executive Officer (or in the absence of a Chief Executive Officer, the President) may also appoint Vice Presidents, Assistant Secretaries or Assistant Treasurers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the appointing officer. The Chief Executive Officer (or in the absence of a Chief Executive Officer, the President) may also give persons titles such as Regional Vice President, Division Vice President or similar titles including “vice president”, who may or may not be officers of the Corporation at the discretion of the appointing officer.

Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and such other officers as the Board of Directors deems appropriate, none of whom need be a member of the Board.

Section 3. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed either with or without cause at any time by the affirmative vote of a majority of the whole Board of Directors. Any Vice President, Assistant Secretary, or Assistant Secretary appointed by the Chief Executive Officer or President may be removed either with or without cause at any time by the appointing officer, subject to the terms of any employment agreement with such person. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Any officer may resign at any time upon written notice to the Corporation.

CHIEF EXECUTIVE OFFICER

Section 4. The Chief Executive Officer shall have general responsibility for the management of the Corporation as provided in these By-Laws, reporting directly to the Board of Directors. The Chief Executive Officer shall have all the customary duties and responsibilities of such office and such other duties and responsibilities as are granted to him by the Board of Directors, and all of the Corporation’s executive officers shall report directly to him or indirectly to him through another such executive officer who reports to him.

PRESIDENT

Section 5. The President may be Chief Executive Officer if so designated by the Board. If the President and Chief Executive Officer are not the same person, the President shall perform such duties and have such other powers as the Board of Directors from time to time may prescribe. At the request of the Chief Executive Officer or in the Chief Executive Officer’s absence or in the event of the Chief Executive Officer’s inability or refusal to act, the President, to the extent expressly authorized at such

13

time by the Board of Directors, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chief Executive Officer and no President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

VICE PRESIDENTS

Section 6. Any Vice Presidents shall perform such duties as the Chief Executive Officer, the President or the Board of Directors may, from time to time, designate.

SECRETARY AND ASSISTANT SECRETARIES

Section 7. The Secretary shall record all the proceedings of the meetings of the stockholders and Directors in a book to be kept for that purpose, and shall perform like duties for the standing Committees when requested. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and when authorized by the Board or otherwise deemed by the Secretary to be necessary or appropriate, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

Section 8. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Chief Executive Officer, President or the Board of Directors shall prescribe.

TREASURER AND ASSISTANT TREASURER

Section 9. The Treasurer, if any, or if there be no Treasurer, the Chief Financial Officer or such other officer as shall be designated by the Chief Executive Officer, President or the Board of Directors, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

Section 10. The Treasurer, or such person performing such responsibilities, shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

14

Section 11. He shall perform all duties incident to the office, and any duties that may be assigned to him by the Board of Directors, Chief Executive Officer or the President.

Section 12. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 13. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the Board of Directors shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Chief Executive Officer, President or the Board of Directors may from time to time prescribe.

ARTICLE VI

UNCERTIFICATED AND CERTIFICATED SHARES OF STOCK

Section 1. The Board of Directors may provide by resolution or resolutions that some or all of any class or series of its stock shall be uncertificated shares; provided, however, that no such resolution shall apply to shares represented by a certificate until such certificate is surrendered to the Corporation. The certificates of stock, which shall be numbered, and uncertificated shares shall be entered in the books of the Corporation as they are issued. If the interest of each stockholder of the Corporation is evidenced by certificates for shares of stock, any such certificate shall be in such form as the Board of Directors may from time to time prescribe in accordance with the law and shall exhibit the holder’s name and number of shares and shall be signed by the Chief Executive Officer, the President or any Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

Section 2. The Board of Directors may appoint one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

Section 3. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chief Executive Officer, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon have not ceased to be such officer or officers of the Corporation.

Section 4. The shares of stock of the Corporation shall be transferable on the books of the Corporation by the registered holder thereof in person or by his attorney: (1) in the case of shares

15

represented by a certificate, upon surrender for cancellation of certificates for the same number of similar shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require; and (2) in the case of uncertificated shares, upon the receipt of proper transfer instructions from the registered owner thereof.

Section 5. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware

LOST CERTIFICATES

Section 6. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, or it may issue uncertificated shares if the shares represented by such certificate have been designated as uncertificated shares in accordance with Section 1 of this Article VI, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing the issuance of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

ARTICLE VII

CORPORATE BOOKS

Section 1. All the books of the Corporation may be kept outside of Delaware at such place or places as the Board of Directors may from time to time determine.

ARTICLE VIII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds in the Corporation available for dividends such sum or sums as the Directors, from time to time in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

16

EXECUTION OF INSTRUMENTS

Section 3. All checks, notes, drafts, bills of exchange, orders for the payment of money, bonds, debentures, obligations, bills of lading, commercial documents and other negotiable and/or nonnegotiable instruments, contracts and formal documents (other than certificates of stock) shall be signed by such officer or officers or agent or agents as shall be thereunto authorized from time to time by the Board of Directors. The seal of the Corporation may be affixed to such instruments and papers requiring the same as shall have been duly signed and may be attested by the Secretary or one of the Assistant Secretaries or by the Treasurer or one of the Assistant Treasurers or by any other officer.

FISCAL YEAR

Section 4. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors; otherwise it shall be a calendar year.

CORPORATE SEAL

Section 5. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

VOTING UPON STOCKS

Section 6. Unless otherwise ordered by the Board of Directors or Executive Committee, the Chief Executive Officer, the President, any Executive Vice President or any of the Vice Presidents authorized thereto in writing by the Chief Executive Officer or President shall have full power and authority in behalf of the Corporation to attend and to act and to vote, or to give, on behalf of the Corporation a proxy to attend and to act and to vote at any meeting of the stockholders of any corporation in which the Corporation may hold stock, and at such meeting he or such proxy shall possess and may exercise, for the purpose of such meeting, any and all the rights and powers incident to the ownership of said stock, and which as the owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or Executive Committee by resolution from time to time may confer like powers upon any other person or person.

FORUM

Section 7. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the “Court of Chancery”) of the State of Delaware (or, if and only if the Court of Chancery lacks subject matter jurisdiction, any state court located in the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court thereof shall be the sole and exclusive forum for (i) any derivative action, suit, or proceeding brought on behalf of the Corporation, (ii) any action, suit, or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former

17

director, officer, employee, or stockholder of the Corporation to the Corporation or the Corporation’s stockholders or any action asserting a claim for aiding and abetting any such breach of fiduciary duty, (iii) any action, suit, or proceeding arising pursuant to any provision of the Delaware General Corporation Law, or the Corporation’s certificate of incorporation, or bylaws (as each may be amended from time to time), (iv) any claim as to which the Delaware General Corporation Law confers jurisdiction upon the Court of Chancery, or (v) any action, suit, or proceeding asserting a claim against the Corporation or its current or former directors, officers, employees, or stockholders governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware. If any action, suit or proceeding the subject matter of which is within the scope of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware, (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (b) having service of process made upon such stockholders in any action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Notwithstanding the foregoing, the provisions of this Article VIII, Section 7 shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any claim for which the federal courts of the United States have exclusive jurisdiction.

If any provision of this Article VIII, Section 7 shall be held to be invalid, illegal or unenforceable as applied to an person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions, in any other circumstance and of the remaining provisions of this Article VIII, Section 7 (including, without limitation, each portion of any sentence of this Article VIII, Section 7 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE IX

AMENDMENTS

Section 1. These By-Laws may be altered or repealed at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration or repeal be contained in the notice of such special meeting.

18

Exhibit 99.1

Execution Version

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of July 15, 2021, by and among Learning Technologies Group plc, a public limited company incorporated in England and Wales (“Parent”), Learning Technologies Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“US Holdco”), Gravity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of US Holdco (“Merger Sub”) and the individual or entity whose name appears in the signature block to this Agreement (the “Stockholder”).

RECITALS

WHEREAS, in connection with and concurrently with the execution of this Agreement, GP Strategies Corporation, a Delaware corporation (the “Company”), Parent, US Holdco and Merger Sub are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration as specified in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the Beneficial Owner (as defined herein) of such Stockholder’s Existing Shares (as defined herein);

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder enter into this Agreement and abide by the covenants and obligations contained herein with respect to such Stockholder’s Covered Shares (as defined herein); and

WHEREAS, the Board of Directors of the Company has adopted the Merger Agreement and approved the transactions contemplated thereby, understanding that the execution and delivery of this Agreement by the Stockholder, together with the voting and support agreements concurrently entered into by certain other stockholders of the Company (collectively, the “Covered Stockholders”), is a material inducement and condition to Parent’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Parent, US Holdco, Merger Sub and the Stockholder, intending to be legally bound, hereby agree as follows:

ARTICLE I

GENERAL

1.1    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following capitalized terms shall have the respective meanings set forth below:

“Affiliate” when used with respect to any Person, means any other Person who is an “affiliate” of that first Person within the meaning of Rule 405 promulgated under the Securities Act; provided however in no event shall the Company or any of its Subsidiaries or “controlled” Affiliates or any Excluded Person be deemed to be an Affiliate of the Stockholder.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the 1934 Act. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning. For the avoidance of doubt, the term “Beneficially Owned” shall not be deemed to include shares of Company Common Stock or other capital stock of the Company which are deemed excluded from beneficial ownership by the Stockholder under SEC Release No. 34-39538 (January 12, 1998). For the further avoidance of doubt, none of Parent, US Holdco or Merger Sub shall be deemed to be the Beneficial Owner of any Company Common Stock by virtue of this Agreement or the Merger Agreement.

“Covered Shares” means the Stockholder’s Existing Shares, (i) together with any shares of Company Common Stock or other capital stock of the Company and any shares of Company Common Stock or other capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other capital stock of the Company, in each case that the Stockholder has or acquires Beneficial Ownership of on or after the date hereof and over which the Stockholder has sole voting power (ii) less any shares disposed of pursuant to a Permitted Transfer.

“Excluded Person” means (i) any portfolio company, portfolio investment or other entity in which the Stockholder or any of its Affiliates (or any investment fund managed by Affiliates) is an investor (whether via ownership of capital stock or other equity securities, debt securities or otherwise) and (ii) Power Corporation of Canada and its Subsidiaries and Affiliates.

“Existing Shares” means the shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule 1.A hereto, but excluding the shares listed on Schedule 1.C hereto.

“Fundamental Amendment” means any amendment, modification, change or waiver to any provision of the Merger Agreement that (i) changes the form or amount of the consideration payable with respect to the Covered Shares pursuant the Merger Agreement (other than adjustments in accordance with the terms of the Merger Agreement as of the date hereof) in a manner adverse to the Stockholder or (ii) materially amends or waives any other terms and conditions of the Merger Agreement in a manner adverse to the Stockholder.

“Lien” means any mortgage, deed of trust, security interest, pledge, lien, charge, encumbrance, hypothecation, lease, sublease.

“Permitted Transfer” means (a) a Transfer of Covered Shares by the Stockholder to an wholly owned Affiliate of such Stockholder or (b) if the Stockholder is an individual, a Transfer of Covered Shares (i) to any member of such Stockholder’s immediate family or to a trust for the benefit of such Stockholder and/or any member of such Stockholder’s immediate family or (ii) upon the death of such Stockholder pursuant to the terms of any trust or will of such Stockholder or by the laws of intestate succession, provided that (x) in the case of clause (a), such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer and

2

prior to the termination of this Agreement, and (y) in the case of both clauses (a) and (b), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to such Covered Shares, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and such Covered Shares as such Stockholder shall have made hereunder.

“Term” means the period from the date hereof until the termination of this Agreement in accordance with its terms.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration), division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Lien, hypothecation or similar disposition of (including by merger, division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

2.1    Agreement to Vote.

(a)    The Stockholder hereby irrevocably and unconditionally agrees that during the Term, at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, such Stockholder shall, in each case to the fullest extent that the Covered Shares of such Stockholder are entitled to vote thereon or consent thereto:

(i)    appear at each such meeting or otherwise cause the Covered Shares called to vote upon to be counted as present thereat for purposes of establishing a quorum; and

(ii)    vote (or cause to be voted), in person or by proxy, all of such Covered Shares (A) in favor of (1) the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement and (2) any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company to a later date if either there is not a quorum or there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters; (B) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement, if requested by Parent in writing at least four (4) Business Days prior to the applicable vote; and (C) against any Acquisition Proposal and against any

3

other action, agreement or transaction involving the Company or any of its Subsidiaries that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by such Stockholder of its obligations under this Agreement, including (1) any extraordinary corporate transaction, such as a merger, consolidation, share exchange or other business combination involving the Company or a Subsidiary of the Company; (2) a sale, lease or transfer of a material amount of assets of the Company or a Subsidiary of the Company or any reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or a Subsidiary of the Company; or (3) any change in the present capitalization of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws.

(b)    The Stockholder hereby (i) waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of the DGCL) in connection with the Merger and (ii) agrees (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, US Holdco, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of the Company Board in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

(c)    Notwithstanding anything in this Section 2.1 to the contrary, the Stockholder shall not be required to vote or consent (or cause to be voted or consented) any of its Covered Shares in favor of any Fundamental Amendment.

2.2    No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while the Merger Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares of such Stockholder, (b) has not granted, and shall not grant at any time while the Merger Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Shares of such Stockholder (except pursuant to Section 2.3 or pursuant to any irrevocable proxy card in form and substance reasonably satisfactory to Parent delivered to the Company directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1) and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement; provided, however, that this Section 2.2 shall not preclude such Stockholder from Transferring Covered Shares pursuant to a Permitted Transfer or taking any action permitted under the last sentence of Section 4.1. The Stockholder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Stockholder prior to the execution of this Agreement in respect of the voting of such Stockholder’s Covered Shares, if any, are not irrevocable and such Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to such Stockholder’s Covered Shares.

4

2.3    Irrevocable Proxy. The Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any Person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to vote the Covered Shares Beneficially Owned by such Stockholder solely to the extent and in accordance with Section 2.1 during the term of this Agreement at the Company Stockholders Meeting and at any annual or special meetings of stockholders of the Company (or adjournments or postponements thereof) prior to the termination of this Agreement in accordance with Section 5.1 at which any of the matters described in Section 2.1 is to be considered; provided, however, that such Stockholder’s grant of the proxy contemplated by this Section 2.3 shall be effective if, and only if, such Stockholder fails to be counted as present, to consent or to vote such Stockholder’s Covered Shares, as applicable, in accordance with this Agreement or has not delivered to the Secretary of the Company at least two (2) Business Days prior to the meeting at which any of the matters described in Section 2.1 is to be considered a duly executed irrevocable proxy card in form and substance reasonably satisfactory to Parent directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1. This proxy, if it becomes effective, is coupled with an interest, is given as an additional inducement of Parent to enter into the Merger Agreement and shall be irrevocable prior to the termination of this Agreement in accordance with Section 5.1, at which time any such proxy shall automatically terminate. The Stockholder (solely in its capacity as such) shall take such further actions or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy during the term of this Agreement. Parent may terminate this proxy with respect to any such Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Stockholder hereby represents and warrants to Parent, US Holdco and Merger Sub as follows:

3.1    Organization; Power; Authorization. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to approve this Agreement or to consummate the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, US Holdco and Merger Sub, constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is an individual and is married and such Stockholder’s Covered Shares constitute community property under Applicable Law, this Agreement has been duly authorized (to the extent authorization is required), executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

5

3.2     Ownership. Unless Transferred pursuant to a Permitted Transfer, (a) such Stockholder’s Existing Shares are, and all of the Covered Shares Beneficially Owned by such Stockholder during the term of this Agreement will be, Beneficially Owned by such Stockholder and (b) such Stockholder has good and valid title to such Stockholder’s Existing Shares, free and clear of any Liens other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws, pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws or pursuant to agreements publicly filed by the Company with the SEC in its Annual Report on Form 10-K for the year ended December 31, 2019. With respect to any outstanding Covered Shares of which the Stockholder is not the record owner, such lack of record ownership will not prevent or impair such Stockholder from complying with any obligation, agreement or covenant set forth herein. As of the date hereof, such Stockholder’s Existing Shares constitute all of the shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by such Stockholder over which such Stockholder has sole voting power. Any shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by the Stockholder and over which such Stockholder does not have sole voting power are covered by another voting and support agreement entered into on the date hereof by a Covered Stockholder. Unless Transferred pursuant to a Permitted Transfer and subject to the last sentence of Section 4.1, such Stockholder has and will have at all times during the term of this Agreement sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Existing Shares and with respect to all of the Covered Shares Beneficially Owned by such Stockholder and over which such Stockholder has sole voting power at all times during the term of this Agreement.

3.3    No Conflicts. The execution and delivery of this Agreement by the Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (a) conflict with, or result in any violation or breach of, if applicable, any provision of the certificate of incorporation or bylaws of the Stockholder, (b) conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit to which such Stockholder or any of its Subsidiaries or Affiliates are entitled) under, or require a consent or waiver under, any of the terms, conditions or provisions of any material agreement or other instrument binding upon the Stockholder or any of its Subsidiaries or Affiliates or any of their respective properties or assets, (c) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its Subsidiaries or Affiliates or any of its or their respective properties or assets, or any other Applicable Law, or (d) result in the creation or imposition of any Lien on any of the Covered Shares, except in the case of clauses (b), (c) and (d) of this Section 3.3 for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, would not reasonably be expected to materially impair Stockholder’s ability to perform its obligations hereunder.

3.4    Required Filings and Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is

6

required by or with respect to the Stockholder or any of its Subsidiaries or Affiliates in connection with the execution and delivery of this Agreement by such Stockholder, except for the filings of any required reports with the SEC.

3.5    Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation whether civil, criminal, administrative or investigative pending and of which such Stockholder has been notified or, to such Stockholder’s knowledge, threatened, against such Stockholder or any of its Subsidiaries or Affiliates, in each case that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder. As of the date of this Agreement, there are no judgments, injunctions, rules orders or decrees of any arbitrator or Governmental Entity outstanding against such Stockholder or any of its Subsidiaries or Affiliates that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder.

3.6     Brokers. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of such Stockholder or any of its Subsidiaries or Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Merger Agreement.

3.7    Reliance by Parent. The Stockholder understands and agrees that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations and warranties of such Stockholder contained herein. The Stockholder understands and agrees that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE IV

OTHER COVENANTS

4.1    Prohibition on Transfers; Other Actions. Until the earlier of (a) receipt of the Company Stockholder Approval and (b) termination of this Agreement in accordance with Section 5.1, the Stockholder agrees that it shall not (i) Transfer any of such Stockholder’s Covered Shares, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) take any action that would reasonably be expected to restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. The Stockholder shall not request that the Company or its transfer agent register the transfer of any Certificate or Book-Entry Shares representing any of such Stockholder’s Covered Shares save for any Permitted Transfer.

7

4.2    Adjustments. In the event of any change in the Company Common Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar change in capitalization, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3     No Solicitation.

(a)    Subject to the provisions of Section 5.2, during the Term, the Stockholder agrees that it shall, and shall use reasonable best efforts to cause each of its Affiliates and Representatives (to the extent that any such Representative is acting on behalf of the Stockholder): (i) to immediately cease and cause to be terminated any solicitation, knowing encouragement, discussions or negotiations with any Persons (other than Parent and its Subsidiaries (including US Holdco and Merger Sub) and their respective Representatives) that may be ongoing with respect to an Acquisition Proposal and (ii) not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of soliciting, initiating, knowingly encouraging or knowingly facilitating, an Acquisition Proposal. The Stockholder shall not, and shall cause its Subsidiaries not to, release any third party from, or waive, amend or modify any provision of, or grant permission under, or knowingly fail to enforce, any confidentiality obligations with respect to an Acquisition Proposal or similar matter or any standstill provision in any agreement to which such Stockholder or any of its Subsidiaries is a party. None of such Stockholder or its Subsidiaries shall enter into any confidentiality agreement or other agreement subsequent to the date hereof which prohibits such Stockholder or any of its Subsidiaries from (x) providing to Parent or any of its Affiliates or Representatives the information required to be provided pursuant to this Section 4.3 or (y) otherwise complying with this Section 4.3.

(b)    The Stockholder (solely in its capacity as a stockholder of the Company) shall, as promptly as practicable (and in any event within 24 hours after receipt), notify (orally and in writing) Parent in the event that such Stockholder or any of its Representatives (to the extent that any such Representative is acting on behalf of the Stockholder) receives an Acquisition Proposal or a request for information relating to the Company or its Subsidiaries that constitutes, contemplates or would reasonably be expected to result in an Acquisition Proposal, including summarizing in reasonable detail the nature, terms and conditions thereof. The Stockholder shall keep Parent reasonably informed, on a reasonably current basis, as to the status of (including any material developments, discussions or negotiations) such Acquisition Proposal received by such Stockholder in such capacity.

4.4    Notice of Acquisitions. The Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) orally and in writing of the number of any additional shares of Company Common Stock or other securities of the Company of which such Stockholder acquires Beneficial Ownership on or after the date hereof.

8

4.5    Disclosure. Except as required by Applicable Law, the Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion); provided that the Stockholder may disclose the terms of this Agreement and file a copy hereof in a Schedule 13D, or amendment thereto, filed with the SEC. The Stockholder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, the FCA or any other Governmental Entity, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger Agreement and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of and interests in the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent or the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC, the FCA or any other Governmental Entity (provided that, solely with respect to any Parent press release which may include the name of the Stockholder, Parent shall use reasonable efforts to provide an advance copy of such press release to the Stockholder).

4.6     Further Assurances. From time to time, at Parent’s reasonable request and without further consideration, the Stockholder agrees to cooperate with Parent, at Parent’s expense, with respect to Parent’s or the Company’s or their respective Subsidiaries’ filings with Governmental Entities, to the extent relating to such Stockholder, and to execute and deliver such additional documents and reasonably cooperate in connection with such further actions as may be necessary or desirable to effect the actions contemplated by this Agreement and the Merger Agreement (as in effect as the date hereof and as amended other than by Fundamental Amendments); provided that, for the avoidance of doubt, this Section 4.6 shall not be interpreted to (i) transfer to the Stockholder the responsibility to prepare and/or file any application or other filing that would traditionally be filed by Parent, the Company or any of their respective Affiliates in connection with the transactions contemplated hereby or (ii) obligate the Stockholder to initiate or participate in litigation, make public statements, incur expense or incur any obligations or liabilities. The Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

ARTICLE V

MISCELLANEOUS

5.1    Termination. This Agreement shall remain in effect until the earlier to occur of, and shall be terminated upon the earliest to occur of, the following: (a) the Effective Time, (b) termination of the Merger Agreement in accordance with its terms, (c) a Company Board Recommendation Change solely on account of an Intervening Event, (d) any Fundamental Amendment, or (e) the mutual written consent of the parties; provided, however, that (x) this Article V and Section 2.1(b) shall survive any such termination and each shall remain in full force and effect, and (y) no party shall be relieved or released from any liability or damages arising from a breach of any provision of this Agreement arising prior to such termination.

5.2     No Agreement as Director or Officer; Stockholder Capacity. Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall limit or restrict the

9

Stockholder (if an individual), or any individual who is an Affiliate, employee, representative, or designee of such Stockholder (if an entity) or any of its Affiliates in his or her capacity as a director or officer of the Company or any of its Subsidiaries from (a) acting or refraining from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter, including in exercising rights under the Merger Agreement, and no such actions or inaction shall be deemed a breach of this Agreement or (b) exercising the fiduciary duties of any Affiliate, employee, representative or designee of the Stockholder (if the Stockholder is an entity) or its Affiliates as an officer or director of the Company. It is understood that this Agreement shall apply to the Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

5.3    No Ownership Interest. The Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Stockholder’s Covered Shares shall remain vested in and belong to such Stockholder, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, US Holdco and Merger Sub, for purposes of Rule 13d-5(b)(1) of the 1934 Act or any other similar provision of Applicable Law.

5.4     Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by electronic mail, in each case to the intended recipient as set forth below:

(a)     if to Parent, US Holdco or Merger Sub:

Learning Technologies Group plc

15 Fetter Lane

London EC4A 1BW, United Kingdom

Attn: Peter Gordon, Director of Mergers & Acquisitions

E-mail: peter.gordon@ltgplc.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attn: Jonathan Klein

  J.A. Glaccum

Email: jonathan.klein@us.dlapiper.com

j.a.glaccum@us.dlapiper.com

10

and

(b)    if to the Stockholder, to the applicable address set forth on Schedule 1.B.

5.5    Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date hereof” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a Person are also to its permitted successors and assigns; (h) references to an “Article”, “Section”, “Recital”, “preamble”, “Annex”, “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Annex, Exhibit or Schedule to, this Agreement; (i) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (j) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; and (k) except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or”. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

5.6     Counterparts. This Agreement may be executed in counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

5.7    Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein, including the Merger Agreement) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement.

5.8     Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

11

5.9    Remedies.

(a)    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

(b)    The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. The parties acknowledge and agree that (i) prior to the termination of this Agreement pursuant to Section 5.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity, and (ii) the right of specific enforcement of this Agreement is an integral part of the transactions contemplated by this Agreement, and without that right, none of Parent, US Holdco or Merger Sub would have entered into this Agreement.

5.10    Submission to Jurisdiction. Each of the parties hereto (a) irrevocably and unconditionally consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Litigation Division), or, if the subject matter of the action is one over which exclusive jurisdiction is vested in the courts of the United States of America, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto agrees that to the extent such party is not otherwise subject to service of process in the State of Delaware, as such party shall appoint and maintain an agent in the State of Delaware as such party’s agent for service of process. Either party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 5.4 (other than by e-mail). Nothing in this Section 5.10, however, shall affect the right of any Person to serve legal process in any other manner permitted by law.

5.11     WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT

12

OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12    Amendment; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement hereto (as applicable), signed on behalf of each of the parties hereto.

5.13     Severability. Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement (or part thereof) is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof).

5.14    Assignment; Third Party Beneficiaries. Other than to a transferee pursuant to a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, that without such consent, Parent may assign its rights under this Agreement to a wholly owned Subsidiary. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder.

5.15     Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

[Remainder of this page intentionally left blank]

13

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

LEARNING TECHNOLOGIES GROUP PLC

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	President

LEARNING TECHNOLOGIES ACQUISITION CORPORATION

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	President

GRAVITY MERGER SUB, INC.

By:	/s/ Jonathan Satchell
	Name:	Jonathan Satchell
	Title:	President

[Signature Page to Voting and Supporting Agreement]

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

STOCKHOLDER:

SAGARD CAPITAL PARTNERS, L.P.

By:	Sagard Capital Partners GP, Inc.,
its general partner

By:	/s/ Samuel Robinson
Name: Samuel Robinson
Title: President

[Signature Page to Voting and Supporting Agreement]

SCHEDULE 1

A.    OWNERSHIP OF EXISTING SHARES

Record Owner	Number of Existing Shares of Company Common Stock
Sagard Capital Partners, L.P.	3,639,367

B.    ADDRESS

Sagard Capital Partners, L.P.

280 Park Avenue, 3rd Floor West

New York, NY 10017

Attn: Sacha Haque, Esq.

E-mail: haque@sagardholdings.com

C.    Shares excluded from Existing Shares:

Shares of Company Common Stock or options to acquire Company Common Stock held by any representative of the Stockholder to the Board of Directors of the Company.

Exhibit 99.2

Execution Version

FORM OF OFFICER VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of July     , 2021, by and among Learning Technologies Group plc, a public limited company incorporated in England and Wales (“Parent”), Learning Technologies Acquisition Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“US Holdco”), Gravity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of US Holdco (“Merger Sub”) and the individual or entity whose name appears in the signature block to this Agreement (the “Stockholder”).

RECITALS

WHEREAS, in connection with and concurrently with the execution of this Agreement, GP Strategies Corporation, a Delaware corporation (the “Company”), Parent, US Holdco and Merger Sub are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration as specified in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the Beneficial Owner (as defined herein) of such Stockholder’s Existing Shares (as defined herein);

WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholder enter into this Agreement and abide by the covenants and obligations contained herein with respect to such Stockholder’s Covered Shares (as defined herein); and

WHEREAS, the Board of Directors of the Company has adopted the Merger Agreement and approved the transactions contemplated thereby, understanding that the execution and delivery of this Agreement by the Stockholder, together with the voting and support agreements concurrently entered into by certain other stockholders of the Company (collectively, the “Covered Stockholders”), is a material inducement and condition to Parent’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, Parent, US Holdco, Merger Sub and the Stockholder, intending to be legally bound, hereby agree as follows:

ARTICLE I

GENERAL

1.1    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following capitalized terms shall have the respective meanings set forth below:

“Affiliate” when used with respect to any Person, means any other Person who is an “affiliate” of that first Person within the meaning of Rule 405 promulgated under the Securities Act; provided however in no event shall the Company or any of its Subsidiaries or “controlled” Affiliates be deemed to be an Affiliate of the Stockholder.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the 1934 Act. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning. For the avoidance of doubt, none of Parent, US Holdco or Merger Sub shall be deemed to be the Beneficial Owner of any Company Common Stock by virtue of this Agreement or the Merger Agreement.

“Covered Shares” means the Stockholder’s Existing Shares, (i) together with any shares of Company Common Stock or other capital stock of the Company and any shares of Company Common Stock or other capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other capital stock of the Company, in each case that the Stockholder has or acquires Beneficial Ownership of on or after the date hereof and over which the Stockholder has sole voting power (ii) less any shares disposed of pursuant to a Permitted Transfer.

“Existing Shares” means the shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule 1.A hereto.

“Fundamental Amendment” means any amendment, modification, change or waiver to any provision of the Merger Agreement that (i) changes the form or amount of the consideration payable with respect to the Covered Shares pursuant the Merger Agreement (other than adjustments in accordance with the terms of the Merger Agreement as of the date hereof) in a manner adverse to the Stockholder or (ii) materially amends or waives any other terms and conditions of the Merger Agreement in a manner adverse to the Stockholder.

“Lien” means any mortgage, deed of trust, security interest, pledge, lien, charge, encumbrance, hypothecation, lease, sublease.

“Permitted Transfer” means (a) a Transfer of Covered Shares by the Stockholder to an wholly owned Affiliate of such Stockholder or (b) if the Stockholder is an individual, a Transfer of Covered Shares (i) to any member of such Stockholder’s immediate family or to a trust for the benefit of such Stockholder and/or any member of such Stockholder’s immediate family or (ii) upon the death of such Stockholder pursuant to the terms of any trust or will of such Stockholder or by the laws of intestate succession, provided that (x) in the case of clause (a), such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer and prior to the termination of this Agreement, and (y) in the case of both clauses (a) and (b), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to such Covered Shares, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and such Covered Shares as such Stockholder shall have made hereunder.

2

“Term” means the period from the date hereof until the termination of this Agreement in accordance with its terms.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (including by merger (including by conversion into securities or other consideration), division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Lien, hypothecation or similar disposition of (including by merger, division, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

2.1    Agreement to Vote.

(a)    The Stockholder hereby irrevocably and unconditionally agrees that during the Term, at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, such Stockholder shall, in each case to the fullest extent that the Covered Shares of such Stockholder are entitled to vote thereon or consent thereto:

(i)    appear at each such meeting or otherwise cause the Covered Shares called to vote upon to be counted as present thereat for purposes of establishing a quorum; and

(ii)    vote (or cause to be voted), in person or by proxy, all of such Covered Shares (A) in favor of (1) the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement and (2) any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company to a later date if either there is not a quorum or there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters; (B) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement, if requested by Parent in writing at least four (4) Business Days prior to the applicable vote; and (C) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company or any of its Subsidiaries that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by such Stockholder of its obligations under this Agreement, including (1) any extraordinary corporate transaction, such as a merger, consolidation, share exchange or other business combination involving the Company or a Subsidiary of the Company; (2) a sale, lease or transfer of a material amount of assets of the Company or a Subsidiary of the Company

3

or any reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or a Subsidiary of the Company; or (3) any change in the present capitalization of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws.

(b)    The Stockholder hereby (i) waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of the DGCL) in connection with the Merger and (ii) agrees (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, US Holdco, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (2) alleging a breach of any fiduciary duty of the Company Board in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

(c)    Notwithstanding anything in this Section 2.1 to the contrary, the Stockholder shall not be required to vote or consent (or cause to be voted or consented) any of its Covered Shares in favor of any Fundamental Amendment.

2.2    No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while the Merger Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares of such Stockholder, (b) has not granted, and shall not grant at any time while the Merger Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Shares of such Stockholder (except pursuant to Section 2.3 or pursuant to any irrevocable proxy card in form and substance reasonably satisfactory to Parent delivered to the Company directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1) and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement; provided, however, that this Section 2.2 shall not preclude such Stockholder from Transferring Covered Shares pursuant to a Permitted Transfer or taking any action permitted under the last sentence of Section 4.1. The Stockholder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Stockholder prior to the execution of this Agreement in respect of the voting of such Stockholder’s Covered Shares, if any, are not irrevocable and such Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to such Stockholder’s Covered Shares.

2.3    Irrevocable Proxy. The Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any Person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to vote the Covered Shares Beneficially Owned by such Stockholder solely to the extent and in accordance with Section 2.1 during the term of this Agreement at the Company Stockholders Meeting and at any annual or special meetings of stockholders of the Company (or adjournments or postponements thereof) prior to the termination of this Agreement in accordance with Section 5.1 at which any of the

4

matters described in Section 2.1 is to be considered; provided, however, that such Stockholder’s grant of the proxy contemplated by this Section 2.3 shall be effective if, and only if, such Stockholder fails to be counted as present, to consent or to vote such Stockholder’s Covered Shares, as applicable, in accordance with this Agreement or has not delivered to the Secretary of the Company at least two (2) Business Days prior to the meeting at which any of the matters described in Section 2.1 is to be considered a duly executed irrevocable proxy card in form and substance reasonably satisfactory to Parent directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.1. This proxy, if it becomes effective, is coupled with an interest, is given as an additional inducement of Parent to enter into the Merger Agreement and shall be irrevocable prior to the termination of this Agreement in accordance with Section 5.1, at which time any such proxy shall automatically terminate. The Stockholder (solely in its capacity as such) shall take such further actions or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy during the term of this Agreement. Parent may terminate this proxy with respect to any such Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Stockholder hereby represents and warrants to Parent, US Holdco and Merger Sub as follows:

3.1    Organization; Power; Authorization. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to approve this Agreement or to consummate the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Parent, US Holdco and Merger Sub, constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is an individual and is married and such Stockholder’s Covered Shares constitute community property under Applicable Law, this Agreement has been duly authorized (to the extent authorization is required), executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

3.2     Ownership. Unless Transferred pursuant to a Permitted Transfer, (a) such Stockholder’s Existing Shares are, and all of the Covered Shares Beneficially Owned by such Stockholder during the term of this Agreement will be, Beneficially Owned by such Stockholder and (b) such Stockholder has good and valid title to such Stockholder’s Existing Shares, free and clear of any Liens other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws, pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws or pursuant to agreements publicly filed by the Company with the SEC in its Annual Report on

5

Form 10-K for the year ended December 31, 2019. With respect to any outstanding Covered Shares of which the Stockholder is not the record owner, such lack of record ownership will not prevent or impair such Stockholder from complying with any obligation, agreement or covenant set forth herein. As of the date hereof, such Stockholder’s Existing Shares constitute all of the shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by such Stockholder over which such Stockholder has sole voting power. Any shares of Company Common Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by the Stockholder and over which such Stockholder does not have sole voting power are covered by another voting and support agreement entered into on the date hereof by a Covered Stockholder. Unless Transferred pursuant to a Permitted Transfer and subject to the last sentence of Section 4.1, such Stockholder has and will have at all times during the term of this Agreement sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Existing Shares and with respect to all of the Covered Shares Beneficially Owned by such Stockholder and over which such Stockholder has sole voting power at all times during the term of this Agreement.

3.3    No Conflicts. The execution and delivery of this Agreement by the Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (a) conflict with, or result in any violation or breach of, if applicable, any provision of the certificate of incorporation or bylaws of the Stockholder, (b) conflict with, or result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit to which such Stockholder or any of its Subsidiaries or Affiliates are entitled) under, or require a consent or waiver under, any of the terms, conditions or provisions of any material agreement or other instrument binding upon the Stockholder or any of its Subsidiaries or Affiliates or any of their respective properties or assets, (c) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its Subsidiaries or Affiliates or any of its or their respective properties or assets, or any other Applicable Law, or (d) result in the creation or imposition of any Lien on any of the Covered Shares, except in the case of clauses (b), (c) and (d) of this Section 3.3 for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations, losses, penalties or Liens, and for any consents or waivers not obtained, that, individually or in the aggregate, would not reasonably be expected to materially impair Stockholder’s ability to perform its obligations hereunder.

3.4    Required Filings and Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Stockholder or any of its Subsidiaries or Affiliates in connection with the execution and delivery of this Agreement by such Stockholder, except for the filings of any required reports with the SEC.

3.5    Litigation. As of the date of this Agreement, there is no action, suit, proceeding, claim, arbitration or investigation whether civil, criminal, administrative or investigative pending and of which such Stockholder has been notified or, to such Stockholder’s knowledge, threatened, against such Stockholder or any of its Subsidiaries or Affiliates, in each case that,

6

individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder. As of the date of this Agreement, there are no judgments, injunctions, rules orders or decrees of any arbitrator or Governmental Entity outstanding against such Stockholder or any of its Subsidiaries or Affiliates that, individually or in the aggregate, has had or would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise materially impair Stockholder’s ability to perform its obligations hereunder.

3.6    Brokers. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled, as a result of any action or agreement of such Stockholder or any of its Subsidiaries or Affiliates, to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with this Agreement or the Merger Agreement.

3.7    Reliance by Parent. The Stockholder understands and agrees that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations and warranties of such Stockholder contained herein. The Stockholder understands and agrees that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE IV

OTHER COVENANTS

4.1    Prohibition on Transfers; Other Actions. Until the earlier of (a) receipt of the Company Stockholder Approval and (b) termination of this Agreement in accordance with Section 5.1, the Stockholder agrees that it shall not (i) Transfer any of such Stockholder’s Covered Shares, Beneficial Ownership thereof or any other interest therein (including any voting power with respect thereto) unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) take any action that would reasonably be expected to restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. The Stockholder shall not request that the Company or its transfer agent register the transfer of any Certificate or Book-Entry Shares representing any of such Stockholder’s Covered Shares save for any Permitted Transfer.

4.2    Adjustments. In the event of any change in the Company Common Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares, or any stock dividend or stock distribution, merger or other similar change in capitalization, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

7

4.3    No Solicitation.

(a)    Subject to the provisions of Section 5.2, during the Term, the Stockholder agrees that it shall, and shall use reasonable best efforts to cause each of its Affiliates and Representatives (to the extent that any such Representative is acting on behalf of the Stockholder): (i) to immediately cease and cause to be terminated any solicitation, knowing encouragement, discussions or negotiations with any Persons (other than Parent and its Subsidiaries (including US Holdco and Merger Sub) and their respective Representatives) that may be ongoing with respect to an Acquisition Proposal and (ii) not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any information in connection with or for the purpose of soliciting, initiating, knowingly encouraging or knowingly facilitating, an Acquisition Proposal. The Stockholder shall not, and shall cause its Subsidiaries not to, release any third party from, or waive, amend or modify any provision of, or grant permission under, or knowingly fail to enforce, any confidentiality obligations with respect to an Acquisition Proposal or similar matter or any standstill provision in any agreement to which such Stockholder or any of its Subsidiaries is a party. None of such Stockholder or its Subsidiaries shall enter into any confidentiality agreement or other agreement subsequent to the date hereof which prohibits such Stockholder or any of its Subsidiaries from (x) providing to Parent or any of its Affiliates or Representatives the information required to be provided pursuant to this Section 4.3 or (y) otherwise complying with this Section 4.3.

(b)    The Stockholder (solely in its capacity as a stockholder of the Company) shall, as promptly as practicable (and in any event within 24 hours after receipt), notify (orally and in writing) Parent in the event that such Stockholder or any of its Representatives (to the extent that any such Representative is acting on behalf of the Stockholder) receives an Acquisition Proposal or a request for information relating to the Company or its Subsidiaries that constitutes, contemplates or would reasonably be expected to result in an Acquisition Proposal, including summarizing in reasonable detail the nature, terms and conditions thereof. The Stockholder shall keep Parent reasonably informed, on a reasonably current basis, as to the status of (including any material developments, discussions or negotiations) such Acquisition Proposal received by such Stockholder in such capacity.

4.4    Notice of Acquisitions. The Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) orally and in writing of the number of any additional shares of Company Common Stock or other securities of the Company of which such Stockholder acquires Beneficial Ownership on or after the date hereof.

4.5    Disclosure. Except as required by Applicable Law, the Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent (which consent may be withheld in Parent’s sole discretion); provided that the Stockholder may disclose the terms of this Agreement and file a copy hereof in a Schedule 13D, or amendment thereto, filed with the SEC. The Stockholder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, the FCA or any other

8

Governmental Entity, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger Agreement and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of and interests in the Covered Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that Parent or the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC, the FCA or any other Governmental Entity (provided that, solely with respect to any Parent press release which may include the name of the Stockholder, Parent shall use reasonable efforts to provide an advance copy of such press release to the Stockholder).

4.6    Further Assurances. From time to time, at Parent’s reasonable request and without further consideration, the Stockholder agrees to cooperate with Parent, at Parent’s expense, with respect to Parent’s or the Company’s or their respective Subsidiaries’ filings with Governmental Entities, to the extent relating to such Stockholder, and to execute and deliver such additional documents and reasonably cooperate in connection with such further actions as may be necessary or desirable to effect the actions contemplated by this Agreement and the Merger Agreement (as in effect as the date hereof and as amended other than by Fundamental Amendments); provided that, for the avoidance of doubt, this Section 4.6 shall not be interpreted to (i) transfer to the Stockholder the responsibility to prepare and/or file any application or other filing that would traditionally be filed by Parent, the Company or any of their respective Affiliates in connection with the transactions contemplated hereby or (ii) obligate the Stockholder to initiate or participate in litigation, make public statements, incur expense or incur any obligations or liabilities. The Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

ARTICLE V

MISCELLANEOUS

5.1    Termination. This Agreement shall remain in effect until the earlier to occur of, and shall be terminated upon the earliest to occur of, the following: (a) the Effective Time, (b) termination of the Merger Agreement in accordance with its terms, (c) a Company Board Recommendation Change solely on account of an Intervening Event, (d) any Fundamental Amendment, or (e) the mutual written consent of the parties; provided, however, that (x) this Article V and Section 2.1(b) shall survive any such termination and each shall remain in full force and effect, and (y) no party shall be relieved or released from any liability or damages arising from a breach of any provision of this Agreement arising prior to such termination.

5.2    No Agreement as Director or Officer; Stockholder Capacity. Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder (if an individual), or any individual who is an Affiliate, employee, representative, or designee of such Stockholder (if an entity) or any of its Affiliates in his or her capacity as a director or officer of the Company or any of its Subsidiaries from (a) acting or refraining from acting in such capacity or voting in such capacity in such person’s sole discretion on any matter, including in exercising rights under the Merger Agreement, and no such actions or inaction shall be deemed a breach of this Agreement or (b) exercising the fiduciary duties of any Affiliate, employee, representative or designee of the Stockholder (if the Stockholder is an

9

entity) or its Affiliates as an officer or director of the Company. It is understood that this Agreement shall apply to the Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

5.3    No Ownership Interest. The Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Stockholder’s Covered Shares shall remain vested in and belong to such Stockholder, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, US Holdco and Merger Sub, for purposes of Rule 13d-5(b)(1) of the 1934 Act or any other similar provision of Applicable Law.

5.4    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) on the date of confirmation of receipt (or the first Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by electronic mail, in each case to the intended recipient as set forth below:

(a)    if to Parent, US Holdco or Merger Sub:

Learning Technologies Group plc

15 Fetter Lane

London EC4A 1BW, United Kingdom

Attn: Peter Gordon, Director of Mergers & Acquisitions

E-mail: peter.gordon@ltgplc.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, NY 10020

Attn: Jonathan Klein

 J.A. Glaccum

Email: jonathan.klein@us.dlapiper.com

 j.a.glaccum@us.dlapiper.com

and

(b)    if to the Stockholder, to the applicable address set forth on Schedule 1.B.

5.5    Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” are not limiting; (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not

10

to any particular provision of this Agreement; (c) “date hereof” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a Person are also to its permitted successors and assigns; (h) references to an “Article”, “Section”, “Recital”, “preamble”, “Annex”, “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Annex, Exhibit or Schedule to, this Agreement; (i) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (j) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; and (k) except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or”. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

5.6    Counterparts. This Agreement may be executed in counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic mail.

5.7    Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to herein, including the Merger Agreement) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof, and the parties hereto specifically disclaim reliance on any such prior understandings, agreements or representations to the extent not embodied in this Agreement.

5.8    Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

5.9    Remedies.

(a)    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Person will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Person, and the exercise by a Person of any one remedy will not preclude the exercise of any other remedy.

11

(b)    The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. The parties acknowledge and agree that (i) prior to the termination of this Agreement pursuant to Section 5.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity, and (ii) the right of specific enforcement of this Agreement is an integral part of the transactions contemplated by this Agreement, and without that right, none of Parent, US Holdco or Merger Sub would have entered into this Agreement.

5.10    Submission to Jurisdiction. Each of the parties hereto (a) irrevocably and unconditionally consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, if that court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Litigation Division), or, if the subject matter of the action is one over which exclusive jurisdiction is vested in the courts of the United States of America, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto agrees that to the extent such party is not otherwise subject to service of process in the State of Delaware, as such party shall appoint and maintain an agent in the State of Delaware as such party’s agent for service of process. Either party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 5.4 (other than by e-mail). Nothing in this Section 5.10, however, shall affect the right of any Person to serve legal process in any other manner permitted by law.

5.11    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE

12

IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12    Amendment; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment, modification or supplement hereto (as applicable), signed on behalf of each of the parties hereto.

5.13    Severability. Any term or provision (or part thereof) of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions (or parts thereof) hereof or the validity or enforceability of the offending term or provision (or part thereof) in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement (or part thereof) is invalid or unenforceable, the court making such determination shall have the power to limit the term or provision (or part thereof), to delete specific words or phrases, or to replace any invalid or unenforceable term or provision (or part thereof) with a term or provision (or part thereof) that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision (or part thereof), and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision (or part thereof) with a valid and enforceable term or provision (or part thereof) that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term (or part thereof).

5.14    Assignment; Third Party Beneficiaries. Other than to a transferee pursuant to a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided, that without such consent, Parent may assign its rights under this Agreement to a wholly owned Subsidiary. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder.

5.15    Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

[Remainder of this page intentionally left blank]

13

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

LEARNING TECHNOLOGIES GROUP PLC

By:
Name:
Title:

LEARNING TECHNOLOGIES ACQUISITION CORPORATION

By:
Name:
Title:

GRAVITY MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Voting and Supporting Agreement]

Parent, US Holdco, Merger Sub and the Stockholder have executed this Agreement as of the date set forth in the initial caption of this Agreement.

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Voting and Supporting Agreement]

SCHEDULE 1

A.    OWNERSHIP OF EXISTING SHARES

Record Owner	Number of Existing Shares of Company Common Stock
[●]	[●]

B.    ADDRESS

[Stockholder]

[Address]

[E-mail]

Exhibit 99.3

For Immediate Release

GP Strategies Agrees to Merge with Learning Technologies Group, Creating One of the World’s

Largest Workforce Transformation Companies

All-cash consideration represents a premium of approximately 32% for GP Strategies stockholders

Columbia, MD., – July 15, 2021 – GP Strategies Corporation (NYSE: GPX), a global workforce transformation solutions provider, today announced it has entered into a definitive agreement to be acquired by Learning Technologies Group (AIM: LTG.L), a provider of services and technologies for digital learning and talent management, for $20.85 per GP Strategies share in cash, in a transaction valued at approximately $394 million. This transaction represents a premium of 40% over the volume weighted average closing price of GP Strategies shares over the past 180 days, 30% over the volume weighted average closing price over the past 60 days and 32% over the closing price on July 14, 2021, the last trading day prior to this announcement. GP Strategies’ Board of Directors has unanimously approved the transaction.

Together, Learning Technologies Group and GP Strategies will create one of the world’s largest workforce transformation companies providing solutions to help organizations and their employees operate more effectively by delivering innovative and superior training, consulting, and business improvement services that are customized to meet its clients’ needs. This transaction will also provide GP Strategies access to a larger client base, broader product and services offerings, and a larger global footprint, unlocking substantial value and growth opportunities driven by greater scale, diversity and balance across all products, services, and geographies.

“This transaction represents a tremendous opportunity for our customers and our talented employees to work with the global leader in workplace talent and learning, while providing our shareholders with a meaningful premium to our existing stock price,” said Adam Stedham, Chief Executive Officer at GP Strategies. “This combination not only accelerates our growth strategy, but it will also bolster GP Strategies’ best-in-class platform with complementary products and specialist services to drive successful and meaningful workforce transformation for our clients. Together, we will offer a customized, holistic tool kit to organizations at the forefront of workplace innovation all around the globe.”

Mr. Stedham continued, “This agreement with Learning Technologies Group is a true testament to the many strengths of our organization, including our reputation in the industry, technical expertise and highly qualified workforce. This combination will position both companies for immediate success and long-term growth while providing GP Strategies shareholders with immediate and certain premium value.”

“LTG has long admired GP Strategies and has been in regular contact with their management about a possible combination over the past few years,” said Jonathan Satchell, Chief Executive of Learning Technologies Group. “I look forward to welcoming GP’s teams and people, who are joining an exciting journey as we benefit from consolidation of the growing corporate learning and talent management industry.”

The transaction is expected to be completed during the fourth quarter of 2021, subject to GP Strategies shareholder approval, regulatory clearances, and other customary closing conditions. Upon closing of the transaction, GP Strategies will become a division of Learning Technologies Group and its shares will no longer be listed on the NYSE. The Company expects to continue to go to market with the GP Strategies brand and portfolio of offerings.

Sagard Capital Partners Management, GP Strategies’ largest shareholder, supports the transaction and has entered into a voting and support agreement to vote its shares in favor of the transaction, subject to customary terms and conditions.

Advisors

Jefferies LLC is serving as exclusive financial advisor and Hogan Lovells is serving as legal adviser to GP Strategies in connection with the transaction.

Goldman Sachs International is serving as exclusive financial advisor, Numis Securities Limited is serving as debt advisor and DLA Piper is serving as legal advisor to Learning Technologies Group in connection with the transaction.

About GP Strategies

GP Strategies (NYSE: GPX) is a global workforce transformation provider of organizational and technical performance solutions. Gravity’s solutions improve the effectiveness of organizations by delivering innovative and superior training, consulting, and business improvement services customized to meet the specific needs of its clients. Clients include Fortune 500 companies, automotive, financial services, technology, aerospace and defense industries, and other commercial and government customers. Additional information can be found at gpstrategies.com.

About Learning Technologies Group

Learning Technologies Group (LTG) is a leader in the high-growth workplace learning and talent industry. The Group offers end-to-end learning and talent management solutions, from strategic consultancy, through a range of content and platform solutions, to analytical insights that enable corporate and government clients to close the gap between current and future workforce capability.

LTG is listed on the London Stock Exchange’s AIM (LTG.L) and headquartered in London. The Group has offices in Europe, North America, South America and Asia-Pacific.

LTG’s business, including LEO Learning, Gomo, PRELOADED, Rustici Software, PeopleFluent, Affirmity, Watershed, VectorVMS, Instilled, Reflektive, Bridge, PDT Global and Open LMS, are at the forefront of innovation and best practice in the learning technology and talent management sectors, and have received numerous awards for their exceptional performance. Our portfolio of brands represents the best of breed and is acknowledged throughout the industry as market leaders.

For more, visit ltgplc.com.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, GP Strategies will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to GP Strategies’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on GP Strategies’s website at www.gpstrategies.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to GP Strategies Corporation, Secretary, 70 Corporate Center, 11000 Broken Land Parkway, Suite 300, Columbia, Maryland, 21044, telephone: (443) 367-9600.

Participants in the Solicitation

GP Strategies and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of GP Strategies in connection with the proposed transaction. Information regarding GP Strategies’s directors and executive officers can be found in GP Strategies’s Form 10-K/A filed on April 30, 2021 and other documents subsequently filed by GP Strategies with the SEC. Additional information regarding the interests of GP Strategies’s directors and executive officers in the proposed transaction will be included in the proxy statement for proposed transaction described above when it becomes available. These documents are available free of charge at the SEC’s website at www.sec.gov and GP Strategies’s website at www.gpstrategies.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “intend”, “expect”,

“estimate”, “plan”, “outlook” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the proposed transaction, including the obtaining of required regulatory or stockholder approvals, may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of GP Strategies and Learning Technologies Group may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) GP Strategies and Learning Technologies Group may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the proposed transaction; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and (10) the risks described from time to time in GP Strategies’s reports filed with the SEC under the heading “Risk Factors,” including, without limitation, the risks described under the caption “Risk Factors” in GP Strategies’s Annual Report on Form 10-K filed on March 12, 2021 and as amended April 30, 2021, and as may be revised in GP Strategies’s future SEC filings. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this current report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. None of GP Strategies or Learning Technologies Group undertakes any obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

CONTACTS:

Michael Dugan, Chief Financial Officer, mdugan@gpstrategies.com, Candice Hester, Vice President, Investor Relations chester@gpstrategies.com; Nancy Williams, Vice President, Global Marketing & Communications nwilliams@gpstrategies.com

© 2021 GP Strategies Corporation. All rights reserved.

GP Strategies and GP Strategies with logo design are registered trademarks of GP Strategies Corporation.

# # #